EXHIBIT (G)(3)
                             REINSURANCE AGREEMENT

[THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN TERMS IN THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH AN ASTERISK [*] AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PUSRSUANT TO A CONFIDENTIAL TREATMENT REQUEST.]

                                                                [Munich RE Logo]

                                   AMENDMENT

                                     to the

                      AUTOMATIC  YRT REINSURANCE AGREEMENT
                               (the "Agreement")

                                    Between

                         AMERITAS LIFE INSURANCE CORP.
                               LINCOLN, NEBRASKA
                             (the "Ceding Company")

                                      and

                      MUNICH AMERICAN REASSURANCE COMPANY
                                ATLANTA, GEORGIA
                                 ("Munich Re")

                     Agreement Effective Date: June 1, 2008

                                Treaty ID: 3684



Effective December 1, 2008, the Ceding Company's Non-New York Advisor VUL and Excel Performance VUL and associated riders shall be reinsured hereunder.

Exhibit B Plans Covered and Binding Limits and Exhibit D Reinsurance Premiums shall be revised in their entirety and attached hereto.

All other provisions of the Agreement not in conflict with the terms and conditions of this amendment shall continue to apply.

This amendment will be attached to and form a part of the Agreement.

TREATY NO. 3684     MUNICH AMERICAN REASSURANCE COMPANY                 PAGE | 1
AMENDMENT NO. 1

                                                                [Munich RE Logo]

In witness whereof, Ameritas Life Insurance Corp., Lincoln, Nebraska and the Munich American Reassurance Company, Atlanta, Georgia, have by their respective officers executed and delivered this amendment in duplicate.


                                        AMERITAS LIFE INSURANCE CORP.

                                        By     /s/  Dale  Johnson
                                               ---------------------------------
                                        Title:      Corporate  Actuary

Attest   /s/  Guy  E. Delatour          Date        February  17, 2011
         -----------------------------         ---------------------------------

                                        MUNICH AMERICAN REASSURANCE COMPANY

                                        By     /s/  Betty Neimy
                                               ---------------------------------
                                        Title:      AVP Marketing

Attest   /s/ Melinda A. Dressler        Date        2/17/11
         -----------------------------         ---------------------------------

TREATY NO. 3684     MUNICH AMERICAN REASSURANCE COMPANY                 PAGE | 2
AMENDMENT NO. 1

                                                                [Munich RE Logo]

                                                                       EXHIBIT B

PLANS COVERED AND BINDING LIMITS

The Policies automatically reinsured under this Agreement is defined as follows.

B.1  POLICIES
     Policies issued in all states, except the state of New York on plans with effective dates within the applicable period shown below may qualify for automatic reinsurance under the terms of this Agreement.

                                                         COMMENCEMENT      *TERMINATION
PLAN IDENTIFICATION                 FORM NO.  BASIS              DATE              DATE
                                               NO.
-------------------------------------------- ------ ----------------- -----------------
Single Life Flexible                  3301      1.       June 1, 2008
Premium UL

Benefit & Riders:

Total Disability Benefit            ATDB01      1.       June 1, 2008
Rider

Term Insurance Rider-Other          ATIR01      1.       June 1, 2008
Insured

Flexible Premium
Survivorship Life                     3365      1.       June 1, 2008

Benefit & Riders:
Estate Protection Rider             AEPR01      1.       June 1, 2008

Policy Split Option Rider           APSR01      1.       June 1, 2008

Term Insurance Rider-Other
Insured                             ATIR01      1.       June 1, 2008

Total Disability Benefit
Rider                               ATDB01      1.       June 1, 2008

TREATY NO. 3684     MUNICH AMERICAN REASSURANCE COMPANY                 PAGE | 3
AMENDMENT NO. 1

                                                                [Munich RE Logo]

Advisor VUL                                     2.       December 1, 2008

Benefit & Riders:

Term Insurance Rider-Other                      2.       December 1, 2008
Insured

Accounting Benefit Rider                        2.       December 1, 2008

Guaranteed Insurability                         2.       December 1, 2008
Rider

*Insurance Exchange Rider                       2.       December 1, 2008

Scheduled Increase Rider                        2.       December 1, 2008

Total Disability Rider                          2.       December 1, 2008

Excel Performance VUL                 4003      2.       December 1, 2008

Benefits & Riders:

Term Insurance Rider-Other           ATIR01     2.       December 1, 2008
Insured

Accounting Benefit Rider            AACBR01     2.       December 1, 2008

Guaranteed Insurability              AGIR01     2.       December 1, 2008
Rider

*Insurance Exchange Rider            AIER01     2.       December 1, 2008

Scheduled Increase Rider             ASIR01     2.       December 1, 2008

Total Disability Rider               ATDB01     2.       December 1, 2008

*Insurance Exchange Rider-new insured subject to the same underwriting requirements as the original insured.

TREATY NO. 3684     MUNICH AMERICAN REASSURANCE COMPANY                 PAGE | 4
AMENDMENT NO. 1

                                                                [Munich RE Logo]

B.2  BASIS
     1. Munich Re's share for the plans as noted above will be the following percentages of the excess over the Ceding Company's retention specified in Exhibit A. This amount will not exceed Munich Re's share of the maximum Automatic Binding Limits specified in Exhibit B.3.

     Single Life
     -----------
     Issue Age                    Munich Re's Share
     -----------                  -----------------
     0-69                           30%
     70-85                          40%

     Joint Life
     ----------

     Issue Age                    Munich Re's Share
     ----------                   -----------------
     0-85                           30%

     2. Munich Re's share for the plans as noted above will be twenty percent (20%) of the excess over the Ceding Company's retention specified in Exhibit A. This amount will not exceed Munich Re's share of the maximum Automatic Binding Limits specified in Exhibit B.3.

B.3  AUTOMATIC BINDING LIMITS
     (a)  Life

     -----------------------------------------------------------------
                Pool Maximum       Pool Maximum        Pool Maximum
               Preferred Plus    Tables 1-4 (A-D)    Tables 5-16 (E-P)
     Issue Age   Preferred       Flat Extras up to   Flat Extras $7.51
                 Standard              $7.50               & up
     -----------------------------------------------------------------
     0-65       $24,000,000        $18,000,000        $6,000,000
     66-75       18,000,000         12,000,000         6,000,000
     76-80       12,000,000          6,000,000         1,000,000
     81-85        2,000,000            100,000              0

The pool maximum automatic binding amounts above include the Ceding Company's retention.

TREATY NO. 3684     MUNICH AMERICAN REASSURANCE COMPANY                 PAGE | 5
AMENDMENT NO. 1

                                                                [Munich RE Logo]

     (b)  Waiver of Premium Disability Benefits: Not reinsured

     (c) Total Disability Benefit Rider (TD): The Ceding Company shall retain the first $60,000 of annual premium ($5,000 per month). The Ceding Company's maximum TD is 1% of the face amount not to exceed the planned premium. The maximum TD that the Ceding Company can issue automatically is $2,880,000 (pool total plus Ceding Company's retention). Munich Re's share will be based on the percentages noted in section B.2 in excess of the Ceding Company's retention.

B.4  JUMBO LIMITS
     The Ceding Company will not cede any risk automatically if the total amount in-force and applied for on the life with all insurance companies, including any amount to be replaced, exceeds the applicable amounts shown below. (a) Life with or without waiver:

     -------------------------------------------------------------------------
     Ages    Standard thru     Table 5 thru Table 8    Table 9 thru Table 16
                Table 4
     -------------------------------------------------------------------------
     0-80     $50,000,000          $50,000,000              $50,000,000
     81-85     30,000,000           30,000,000                 -0-
     -------------------------------------------------------------------------

B.5  ACCELERATED DEATH BENEFIT RIDER
     Munich Re will not participate in any acceleration of death benefits. Instead, Munich Re will pay its share of the net amount at risk upon the death of the insured.

B.6  INCREASING NET AMOUNT AT RISK (INAR) OPTIONS:
     All Scheduled Increase Rider and Guaranteed Insurability Rider policies with INAR will require an ultimate amount to be defined at policy issuance and will be the death benefit at the maximum attained age as shown under current values in the policy illustration. Underwriting requirements of policies with INAR will be based upon this ultimate amount. The ultimate amount will be used to define maximums in determining the Pool Autobind, the Jumbo Limit and the largest amount available in special programs. If the actual death benefit on an INAR policy on a given life exceeds the Pool Autobind, the Ceding Company will be on the risk for any and all amounts in excess of the Pool Autobind unless alternative arrangements are made at that time.

B.7  FACULTATIVE SUBMISSIONS
     The minimum face amount for a facultative submission is $250,000.

TREATY NO. 3684     MUNICH AMERICAN REASSURANCE COMPANY                 PAGE | 6
AMENDMENT NO. 1

                                                                [Munich RE Logo]

                                                                       EXHIBIT D
REINSURANCE  PREMIUMS

D.1  LIFE
     Plans covered under this Agreement will be reinsured on a YRT basis.

     (a)  SINGLE LIFE, TERM INSURANCE RIDER-OTHER INSURED

The premium basis for reinsurance ceded will be based on the following percentages of the attached 2001 Valuation Basic Select and Ultimate Tables, Gender Distinct and Smoker Distinct, Age Nearest Birthday.

             Class                         1     2 on
             -----                        --     ----
      Male
             Preferred Plus Non-Tobacco   [*]     [*]
             Preferred Non-Tobacco        [*]     [*]
             Select Non-Tobacco           [*]     [*]
             Standard Non-Tobacco         [*]     [*]
             Preferred Tobacco            [*]     [*]
             Standard Tobacco             [*]     [*]
    Female
             Preferred Plus Non-Tobacco   [*]     [*]
             Preferred Non-Tobacco        [*]     [*]
             Select Non-Tobacco           [*]     [*]
             Standard Non-Tobacco         [*]     [*]
             Preferred Tobacco            [*]     [*]
             Standard Tobacco             [*]     [*]

Reinsurance premiums will be payable up to attained age 120.

     (b) SURVIVORSHIP LIFE, ESTATE PROTECTION RIDER, TERM INSURANCE RIDER-OTHER INSURED
The premium basis for reinsurance ceded will be based on the following percentages of the attached 2001 Valuation Basic Select and Ultimate Tables, Gender Distinct and Smoker Distinct, Age Nearest Birthday and using Frasier's Exact Age Method.

     Class                                1     2 on
     -----                               --     ----
     Preferred  Plus  Non-Tobacco       [*]      [*]
     Preferred  Non-Tobacco             [*]      [*]
     Select  Non-Tobacco                [*]      [*]
     Standard  Non-Tobacco              [*]      [*]
     Preferred  Tobacco                 [*]      [*]
     Standard Tobacco                   [*]      [*]

          (a [*] minimum rate will apply after the first duration)

For one life uninsurable on the Survivorship plan, single life rates will be used for the insurable life. The insurable life should not be rated more than Table 8.

Reinsurance premiums will be payable up to attained age 120.

TREATY NO. 3684     MUNICH AMERICAN REASSURANCE COMPANY                 PAGE | 7
AMENDMENT NO. 1

                                                                [Munich RE Logo]

     (c) ADVISOR VUL, EXCEL PERFORMANCE VUL, TERM INSURED RIDER-OTHER INSURED, ACCOUNTING BENEFIT RIDER, SCHEDULED INCREASE RIDER

     The premium basis for reinsurance ceded will be based on the following percentages of the 2001 VBT Select and Ultimate Tables, Gender Distinct and Smoker Distinct, Age Nearest Birthday;

             Class                        Year 1 Year 2+
             -----                        --     ----
     Male    Preferred Plus Non-Tobacco  [*]      [*]
             Preferred Non-Tobacco       [*]      [*]
             Select Non-Tobacco          [*]      [*]
             Standard Non-Tobacco        [*]      [*]
             Preferred Tobacco           [*]      [*]
             Standard Tobacco            [*]      [*]

   Female    Preferred Plus Non-Tobacco  [*]      [*]
             Preferred Non-Tobacco       [*]      [*]
             Select Non-Tobacco          [*]      [*]
             Standard Non-Tobacco        [*]      [*]
             Preferred Tobacco           [*]      [*]
             Standard Tobacco            [*]      [*]

D.2  AGE BASIS
     Age Nearest

D.3  POLICY FEES
     Munich Re will not participate in any policy fees.

D.4  RECAPTURE PERIOD
     Number of years: [*]

D.5  SUBSTANDARD RATINGS
     Premiums will be based on the standard rate increased by an extra [*] per table of assessed rating.

     Percentages are the same as those for standard life coverage.

D.6  FLAT EXTRAS
     The total premium remitted to Munich Re will include the following percentages of the policy annual flat extra premiums.

        Type of Flat Extra Premium     First Year     Renewal
        --------------------------     ----------     -------
        Temporary (1-5 years)             [*]           [*]
        Permanent (6 years & greater)     [*]           [*]

TREATY NO. 3684     MUNICH AMERICAN REASSURANCE COMPANY                 PAGE | 8
AMENDMENT NO. 1

                                                                [Munich RE Logo]

D.7  RIDERS AND BENEFITS
     Total Disability Benefit Rider
     Reinsurance premiums will be [*] of the Ceding Company's premiums, as shown in this Exhibit, in the first policy year and [*] in renewal years.

     Policy Split Option Rider
     There is no reinsurance premiums due for the split option rider until it is exercised. Once exercised, the following percentages of the 2001 Valuation Basic Select and Ultimate Tables, Gender Distinct and Smoker Distinct, Age Nearest Birthday Single Life rates shall apply on a point-in-scale basis:

                              First  Year          Renewal  Years
                              -----------          --------------
                                   [*]                   [*]

     Guaranteed Insurability Rider

     Reinsurance premiums will be [*] of the Ceding Company's premiums, as shown in this Exhibit, in the first policy year and [*] in renewal years.

TREATY NO. 3684     MUNICH AMERICAN REASSURANCE COMPANY                 PAGE | 9
AMENDMENT NO. 1

                 2001 Valuation Basic Table -- Male -- Nonsmoker -- 1000qx (Age Nearest Birthday)
Issue                                                Duration
Age
          1       2       3       4       5       6       7       8       9      10      11      12      13      14
0
1
2
3                                                                                                              0.58
4                                                                                                      0.58    0.68
5                                                                                              0.57    0.68    0.76
6                                                                                      0.57    0.68    0.76    0.82
7                                                                              0.57    0.68    0.76    0.82    0.83
8                                                                      0.56    0.68    0.76    0.81    0.82    0.82
9                                                              0.56    0.68    0.76    0.81    0.81    0.81    0.81
10                                                     0.56    0.67    0.76    0.80    0.80    0.80    0.80    0.80
11                                             0.56    0.67    0.76    0.79    0.79    0.79    0.79    0.79    0.80
12                                     0.56    0.67    0.76    0.78    0.78    0.78    0.78    0.78    0.79    0.81
13                             0.56    0.67    0.76    0.77    0.77    0.77    0.77    0.77    0.79    0.80    0.83
14                     0.56    0.67    0.76    0.77    0.77    0.77    0.77    0.77    0.77    0.79    0.82    0.83
15             0.56    0.67    0.76    0.76    0.76    0.76    0.76    0.76    0.76    0.78    0.80    0.83    0.83
16     0.56    0.67    0.75    0.75    0.75    0.75    0.75    0.75    0.75    0.76    0.78    0.81    0.82    0.83
17     0.67    0.74    0.74    0.74    0.74    0.74    0.74    0.74    0.75    0.77    0.78    0.80    0.80    0.80
18     0.73    0.73    0.73    0.73    0.73    0.73    0.73    0.73    0.75    0.75    0.76    0.77    0.77    0.79
19     0.70    0.70    0.70    0.70    0.70    0.70    0.70    0.72    0.72    0.72    0.73    0.73    0.74    0.77
20     0.66    0.66    0.66    0.66    0.66    0.67    0.67    0.68    0.68    0.68    0.69    0.70    0.72    0.76
21     0.60    0.60    0.60    0.60    0.61    0.62    0.63    0.63    0.64    0.65    0.66    0.69    0.72    0.77
22     0.55    0.55    0.55    0.56    0.58    0.58    0.59    0.60    0.60    0.63    0.65    0.68    0.72    0.79
23     0.49    0.49    0.51    0.53    0.55    0.56    0.57    0.58    0.59    0.62    0.65    0.68    0.74    0.81
24     0.43    0.44    0.48    0.51    0.54    0.55    0.56    0.58    0.60    0.63    0.67    0.71    0.77    0.85
25     0.35    0.40    0.46    0.51    0.53    0.55    0.57    0.58    0.62    0.66    0.70    0.75    0.82    0.91
26     0.32    0.39    0.46    0.52    0.54    0.56    0.57    0.61    0.64    0.69    0.74    0.80    0.88    0.99
27     0.30    0.39    0.46    0.53    0.56    0.57    0.61    0.64    0.68    0.74    0.80    0.87    0.96    1.09
28     0.30    0.39    0.47    0.53    0.57    0.60    0.63    0.68    0.73    0.79    0.87    0.96    1.06    1.20
29     0.29    0.39    0.48    0.54    0.60    0.63    0.68    0.73    0.78    0.87    0.96    1.06    1.17    1.30
30     0.28    0.39    0.47    0.55    0.62    0.68    0.73    0.78    0.86    0.95    1.04    1.14    1.26    1.42
31     0.27    0.38    0.47    0.55    0.63    0.71    0.78    0.84    0.91    0.99    1.09    1.22    1.38    1.57
32     0.26    0.36    0.47    0.55    0.64    0.72    0.80    0.87    0.94    1.02    1.14    1.31    1.53    1.76
33     0.27    0.38    0.48    0.58    0.67    0.76    0.85    0.91    0.98    1.07    1.21    1.42    1.68    1.92
34     0.29    0.39    0.51    0.60    0.71    0.80    0.90    0.97    1.05    1.16    1.34    1.57    1.83    2.09
35     0.31    0.41    0.52    0.63    0.73    0.84    0.94    1.04    1.15    1.30    1.49    1.72    1.98    2.24
36     0.32    0.43    0.54    0.65    0.77    0.87    0.99    1.14    1.29    1.47    1.66    1.89    2.15    2.43
37     0.34    0.44    0.56    0.67    0.78    0.91    1.07    1.26    1.45    1.63    1.82    2.03    2.31    2.63
38     0.37    0.49    0.61    0.71    0.83    0.98    1.18    1.40    1.61    1.79    1.97    2.20    2.49    2.82
39     0.40    0.54    0.66    0.77    0.90    1.08    1.32    1.54    1.76    1.94    2.13    2.38    2.70    3.06
40     0.43    0.58    0.71    0.83    0.99    1.21    1.46    1.70    1.89    2.09    2.32    2.62    2.96    3.34
41     0.45    0.63    0.79    0.94    1.12    1.36    1.62    1.84    2.06    2.29    2.57    2.91    3.28    3.69
42     0.48    0.70    0.89    1.06    1.26    1.50    1.76    2.00    2.25    2.53    2.86    3.23    3.64    4.13
43     0.51    0.73    0.95    1.14    1.35    1.59    1.87    2.14    2.44    2.76    3.13    3.56    4.08    4.62
44     0.54    0.78    1.00    1.20    1.41    1.68    1.99    2.33    2.65    3.01    3.41    3.98    4.56    5.10
45     0.60    0.84    1.05    1.26    1.51    1.80    2.16    2.53    2.92    3.29    3.79    4.46    5.03    5.52
46     0.65    0.88    1.09    1.32    1.61    1.97    2.37    2.80    3.22    3.67    4.26    4.93    5.48    5.97
47     0.71    0.92    1.14    1.41    1.75    2.14    2.60    3.08    3.55    4.12    4.72    5.37    5.92    6.59
48     0.77    0.99    1.24    1.54    1.89    2.31    2.81    3.35    3.89    4.56    5.14    5.80    6.46    7.35
49     0.81    1.08    1.37    1.69    2.06    2.50    3.03    3.65    4.22    4.88    5.55    6.33    7.21    8.27

[2001 Valuation Basic Table -- Male -- Nonsmoker -- 1000qx (Age Nearest Birthday) (ages 0 - 49) chart continued on this page]
                                                                                                          Att
    15      16      17      18      19      20      21       22       23       24       25  Ultimate      Age
                  0.66    0.77    0.83    0.85    0.85     0.85     0.85     0.85     0.85  0.86          25
          0.63    0.73    0.81    0.84    0.85    0.85     0.85     0.85     0.85     0.86  0.89          26
  0.60    0.70    0.78    0.83    0.84    0.85    0.85     0.85     0.85     0.86     0.88  0.93          27
  0.68    0.76    0.82    0.84    0.85    0.85    0.85     0.85     0.86     0.87     0.90  0.91          28
  0.76    0.82    0.84    0.85    0.85    0.85    0.85     0.86     0.87     0.88     0.88  0.88          29
  0.82    0.84    0.85    0.85    0.85    0.85    0.86     0.86     0.86     0.86     0.86  0.86          30
  0.84    0.84    0.84    0.84    0.84    0.84    0.84     0.84     0.84     0.84     0.84  0.84          31
  0.83    0.83    0.83    0.83    0.83    0.83    0.83     0.83     0.83     0.83     0.83  0.83          32
  0.82    0.82    0.83    0.83    0.83    0.83    0.83     0.83     0.83     0.83     0.83  0.84          33
  0.81    0.81    0.83    0.83    0.83    0.83    0.83     0.83     0.83     0.83     0.84  0.85          34
  0.81    0.82    0.83    0.83    0.83    0.83    0.83     0.83     0.83     0.84     0.85  0.87          35
  0.81    0.83    0.83    0.83    0.83    0.83    0.83     0.83     0.84     0.85     0.87  0.91          36
  0.83    0.83    0.83    0.83    0.83    0.83    0.83     0.84     0.85     0.87     0.91  0.95          37
  0.83    0.83    0.83    0.83    0.83    0.83    0.84     0.85     0.87     0.91     0.95  1.02          38
  0.83    0.83    0.83    0.83    0.83    0.84    0.85     0.87     0.91     0.95     1.02  1.09          39
  0.83    0.83    0.83    0.83    0.84    0.85    0.87     0.91     0.95     1.02     1.09  1.16          40
  0.83    0.83    0.83    0.84    0.85    0.87    0.91     0.95     1.02     1.09     1.16  1.26          41
  0.80    0.80    0.84    0.85    0.87    0.91    0.95     1.02     1.09     1.16     1.26  1.39          42
  0.80    0.80    0.85    0.86    0.91    0.95    1.02     1.09     1.16     1.26     1.39  1.53          43
  0.80    0.82    0.86    0.91    0.95    1.02    1.08     1.16     1.26     1.39     1.53  1.71          44
  0.82    0.86    0.90    0.95    1.02    1.08    1.16     1.26     1.39     1.53     1.71  1.91          45
  0.84    0.90    0.95    1.02    1.08    1.16    1.26     1.39     1.53     1.71     1.91  2.10          46
  0.87    0.95    1.02    1.08    1.16    1.26    1.39     1.53     1.71     1.91     2.10  2.31          47
  0.91    1.01    1.08    1.16    1.26    1.39    1.53     1.71     1.91     2.10     2.31  2.42          48
  0.97    1.07    1.16    1.26    1.39    1.53    1.71     1.91     2.10     2.29     2.42  2.55          49
  1.03    1.15    1.26    1.39    1.53    1.71    1.91     2.10     2.27     2.42     2.55  2.74          50
  1.11    1.26    1.39    1.53    1.71    1.91    2.10     2.27     2.41     2.55     2.74  2.97          51
  1.21    1.38    1.53    1.71    1.90    2.10    2.26     2.40     2.55     2.74     2.97  3.29          52
  1.34    1.53    1.70    1.89    2.10    2.25    2.40     2.55     2.74     2.97     3.29  3.65          53
  1.48    1.69    1.88    2.09    2.25    2.39    2.55     2.74     2.97     3.29     3.65  4.11          54
  1.61    1.84    2.04    2.22    2.39    2.55    2.74     2.97     3.27     3.65     4.08  4.68          55
  1.80    2.01    2.20    2.37    2.54    2.73    2.95     3.25     3.64     4.08     4.57  5.26          56
  1.99    2.18    2.37    2.54    2.73    2.95    3.24     3.64     4.06     4.53     5.10  5.89          57
  2.14    2.34    2.53    2.73    2.95    3.23    3.63     4.04     4.50     5.04     5.62  6.41          58
  2.31    2.50    2.72    2.95    3.23    3.59    4.00     4.46     4.99     5.56     6.14  7.02          59
  2.48    2.70    2.95    3.23    3.58    3.96    4.41     4.93     5.49     6.07     6.68  7.76          60
  2.69    2.95    3.23    3.56    3.94    4.35    4.88     5.43     6.01     6.65     7.31  8.67          61
  2.93    3.23    3.55    3.91    4.33    4.81    5.36     5.94     6.58     7.29     8.15  9.80          62
  3.17    3.52    3.90    4.31    4.78    5.29    5.87     6.52     7.26     8.12     9.25  11.07         63
  3.44    3.85    4.27    4.76    5.27    5.81    6.45     7.22     8.09     9.21    10.49  12.40         64
  3.76    4.21    4.71    5.24    5.79    6.39    7.16     8.04     9.15    10.37    11.71  13.80         65
  4.17    4.68    5.20    5.76    6.38    7.09    7.99     9.08    10.27    11.65    12.87  15.21         66
  4.68    5.16    5.70    6.34    7.08    7.92    8.99    10.17    11.50    12.80    13.88  16.63         67
  5.15    5.61    6.28    7.03    7.90    8.89   10.06    11.30    12.59    13.80    15.22  18.16         68
  5.59    6.19    6.96    7.85    8.85    9.93   11.15    12.42    13.69    15.01    16.63  19.73         69
  6.07    6.85    7.77    8.78    9.86   10.99   12.23    13.50    14.77    16.51    18.48  21.65         70
  6.76    7.69    8.73    9.84   10.97   12.11   13.34    14.58    16.25    18.37    20.77  23.80         71
  7.57    8.66    9.81   10.97   12.11   13.23   14.39    16.00    18.09    20.66    23.47  26.68         72
  8.52    9.76   10.95   12.11   13.23   14.26   15.77    17.81    20.35    23.34    26.34  29.70         73
  9.57   10.93   12.11   13.23   14.24   15.55   17.56    20.06    22.99    26.21    29.30  32.86         74

                 2001 Valuation Basic Table -- Male -- Nonsmoker -- 1000qx (Age Nearest Birthday)
Issue                                                Duration
Age
          1       2       3       4       5       6       7       8       9      10      11      12      13      14
50     0.89    1.19    1.51    1.86    2.23    2.69    3.28    3.93    4.52    5.20    6.03    7.06    8.19    9.43
51     0.98    1.34    1.70    2.06    2.44    2.92    3.51    4.16    4.84    5.63    6.68    8.02    9.34   10.63
52     1.07    1.49    1.90    2.29    2.68    3.14    3.74    4.45    5.25    6.26    7.56    9.12   10.52   11.42
53     1.11    1.61    2.07    2.52    2.94    3.43    4.09    4.93    5.86    7.10    8.62   10.29   11.31   12.45
54     1.15    1.73    2.27    2.74    3.18    3.75    4.54    5.55    6.64    8.09    9.70   11.04   12.32   13.67
55     1.19    1.86    2.46    2.94    3.44    4.14    5.11    6.28    7.50    9.04   10.34   11.95   13.52   15.09
56     1.24    1.99    2.63    3.18    3.77    4.63    5.77    7.08    8.37    9.62   11.17   13.01   14.90   16.75
57     1.29    2.09    2.81    3.47    4.20    5.21    6.49    7.88    9.20   10.72   12.52   14.53   16.53   18.80
58     1.39    2.23    3.02    3.81    4.73    5.88    7.23    8.63    9.93   11.64   13.68   16.12   18.55   21.18
59     1.52    2.39    3.28    4.22    5.31    6.58    7.98    9.34   10.60   12.52   14.85   17.75   20.90   23.74
60     1.70    2.59    3.57    4.67    5.91    7.28    8.70   10.04   11.29   13.46   16.18   19.44   23.16   26.36
61     1.91    2.83    3.89    5.11    6.51    7.98    9.41   10.72   11.98   14.49   17.53   21.01   24.85   29.11
62     2.15    3.10    4.25    5.60    7.13    8.70   10.17   11.52   12.86   15.66   18.90   22.50   26.53   31.12
63     2.30    3.42    4.74    6.23    7.86    9.52   11.09   12.56   14.07   17.07   20.47   24.27   28.62   33.70
64     2.41    3.76    5.27    6.91    8.68   10.45   12.17   13.84   15.55   18.72   22.33   26.48   31.32   37.04
65     2.47    4.09    5.83    7.68    9.59   11.51   13.38   15.24   17.17   20.57   24.52   29.15   34.62   41.18
66     2.51    4.61    6.53    8.52   10.69   12.74   14.71   16.73   18.93   22.65   27.07   32.29   38.56   46.04
67     2.68    5.20    7.30    9.45   11.94   14.09   16.19   18.35   20.81   24.97   29.95   35.94   43.08   51.30
68     3.11    5.85    8.17   10.49   13.07   15.65   18.19   20.72   23.29   28.04   33.79   40.65   48.56   57.92
69     3.52    6.59    9.15   11.64   13.69   17.46   20.03   22.50   25.41   30.83   37.32   44.82   53.70   63.56
70     3.96    7.42   10.23   12.92   14.29   19.35   21.73   24.36   29.77   36.13   43.48   52.18   61.86   72.82
71     5.12    8.37   11.45   13.60   16.68   20.98   23.34   29.46   33.26   40.29   48.58   57.85   68.36   80.47
72     6.61    9.43   12.82   15.90   19.04   22.34   25.90   29.84   34.37   42.01   50.51   60.20   71.41   84.47
73     7.76   11.57   14.98   18.03   20.88   23.79   27.05   32.84   36.34   44.28   53.29   63.73   75.93   90.04
74     9.19   12.82   16.47   19.94   23.05   25.96   31.36   35.20   39.28   48.05   57.91   69.45   82.84   98.18
75    10.86   13.68   17.86   22.29   25.20   29.93   34.07   38.44   47.98   57.38   68.97   82.28   97.55  114.77
76    11.16   15.26   19.75   24.44   28.52   32.92   37.53   46.25   56.86   68.49   81.73   96.92  114.06  133.15
77    11.50   16.52   21.73   27.19   31.83   36.65   44.61   55.42   62.68   78.49   93.31  110.06  128.75  149.34
78    12.21   17.77   23.85   30.78   35.81   43.03   54.04   61.90   78.17   93.21  109.94  128.60  149.17  165.54
79    13.14   19.33   26.64   34.99   41.54   52.70   61.15   76.89   83.87   99.88  117.52  137.03  157.11  178.13
80    14.13   21.51   30.14   40.09   51.42   60.40   75.65   82.96   95.96  113.48  132.60  152.32  173.85  210.27
81    15.38   24.31   34.66   46.46   59.74   74.47   82.09   95.04  108.69  127.63  146.94  172.66  210.09  225.56
82    17.06   28.00   40.37   54.20   69.48   81.26   94.17  107.84  114.86  146.71  172.53  209.93  225.39  241.65
83    19.65   32.82   47.35   63.24   80.51   93.33  107.03  114.13  146.18  172.41  209.78  225.23  241.49  256.08
84    23.55   38.90   55.52   73.42   92.51  106.26  113.42  145.53  171.99  209.65  225.09  241.34  255.93  271.36
85    28.89   46.29   64.88   84.51  105.50  112.74  144.92  171.60  209.19  224.97  241.21  255.80  271.22  287.54
86    35.59   54.95   75.38   97.01  112.09  144.33  171.06  208.76  224.52  241.09  255.67  271.10  287.42  304.68
87    43.42   65.29   88.02  111.44  143.79  170.55  208.38  224.11  240.66  255.57  270.99  287.30  304.57  322.81
88    52.86   78.07  103.36  143.23  170.08  208.02  223.74  240.27  255.17  270.89  287.21  304.47  322.72  342.00
89    65.22   94.02  137.72  169.60  207.71  223.40  239.92  254.80  270.53  287.12  304.38  322.63  341.93  362.33
90    81.90  131.34  165.80  207.39  223.09  239.59  254.47  270.19  286.79  304.31  322.56  341.87  362.29  383.85
91   123.13  161.42  207.08  222.79  239.30  254.17  269.89  286.49  304.02  322.50  341.81  362.24  383.82  406.63
92   155.82  206.76  222.48  239.02  253.90  269.62  286.22  303.77  322.26  341.76  362.20  383.80  406.63  430.21
93   206.45  222.18  238.73  253.64  269.37  285.98  303.53  322.05  341.57  362.17  383.78  406.63  430.21  455.16
94   221.88  238.44  253.37  269.12  285.76  303.32  321.85  341.41  362.03  383.76  406.63  430.21  455.16  481.56
95   238.15  253.10  268.88  285.54  303.12  321.67  341.25  361.92  383.70  406.63  430.21  455.16  481.56  509.49
96   252.83  268.63  285.32  302.93  321.51  341.11  361.81  383.64  406.63  430.21  455.16  481.56  509.49  539.05
97   268.38  285.10  302.74  321.35  340.98  361.71  383.58  406.63  430.21  455.16  481.56  509.49  539.05  570.31
98   284.88  302.55  321.19  340.86  361.62  383.53  406.63  430.21  455.16  481.56  509.49  539.05  570.31  603.39
99   302.36  321.03  340.73  361.54  383.48  406.63  430.21  455.16  481.56  509.49  539.05  570.31  603.39  638.38
100  319.84  339.51  360.27  382.22  405.34  429.73  453.79  480.11  507.96  537.42  568.61  601.57  636.47  673.37

[2001 Valuation Basic Table -- Male -- Nonsmoker -- 1000qx (Age Nearest Birthday) (ages 50 - 100) chart continued on this page]
                                                                                                          Att
    15      16      17      18      19      20      21       22       23       24       25  Ultimate      Age
 10.73   12.11   13.21   14.21   15.49   17.33   19.78    22.67    25.81    29.14    32.37  36.32         75
 11.79   13.19   14.17   15.41   17.25   19.52   22.36    25.46    28.72    32.22    35.74  40.08         76
 12.79   14.13   15.33   17.15   19.40   22.08   25.13    28.35    31.78    35.59    39.52  44.47         77
 13.81   15.25   17.05   19.28   21.68   24.83   27.99    31.37    35.12    39.38    43.88  49.61         78
 15.17   16.95   19.16   21.60   24.37   27.68   31.01    34.69    38.88    43.74    48.96  55.56         79
 16.85   19.04   21.52   24.15   27.15   30.67   34.30    38.42    43.20    48.84    54.86  62.05         80
 18.92   21.50   24.13   26.85   30.02   33.88   37.95    42.67    48.23    54.71    61.28  69.45         81
 21.47   24.10   26.82   29.67   33.16   37.50   42.15    47.64    54.05    61.13    68.60  77.12         82
 24.06   26.78   29.64   32.76   36.68   41.66   47.07    53.40    60.40    68.45    76.20  85.36         83
 26.72   29.58   32.71   36.24   40.74   46.54   52.77    59.68    67.64    76.05    84.35  94.49         84
 29.51   32.64   36.17   40.24   45.50   52.18   58.99    66.84    75.13    84.16    93.33  104.68        85
 32.55   36.08   40.16   44.92   50.99   58.34   66.08    74.26    83.18    93.15   103.43  115.99        86
 35.98   40.05   44.81   50.34   57.00   65.38   73.44    82.24    92.08   103.26   114.64  128.32        87
 39.68   44.68   50.21   56.25   63.86   72.68   81.36    91.09   102.12   114.49   126.86  141.51        88
 43.89   50.05   56.09   63.00   70.98   80.54   90.14   101.04   113.25   126.73   139.93  155.38        89
 49.01   55.90   62.81   70.02   78.63   89.25  100.02   112.09   125.40   139.84   153.70  169.81        90
 54.64   62.65   69.82   77.55   87.07   98.96  110.89   124.07   138.34   153.59   167.99  183.19        91
 61.01   69.66   77.36   85.90   96.59  109.74  122.77   136.88   151.96   167.89   181.24  197.07        92
 68.29   77.20   85.71   95.31  107.13  121.50  135.46   150.38   166.14   181.16   195.01  211.63        93
 74.74   85.57   95.12  105.75  118.64  134.08  148.85   164.43   179.30   194.94   211.55  226.96        94
 85.45   94.99  105.57  117.15  130.97  147.35  162.76   177.45   192.91   211.50   226.83  242.98        95
 94.57  105.45  116.98  129.35  143.97  161.14  175.68   190.97   211.47   226.76   242.88  257.32        96
 99.56  116.78  129.20  142.22  157.49  173.96  189.09   211.44   226.72   242.86   257.32  272.49        97
106.19  124.37  142.10  155.63  170.07  187.28  211.41   226.69   242.80   257.32   272.49  288.55        98
115.49  134.77  155.54  168.11  183.15  211.38  226.66   242.76   257.32   272.49   288.55  305.55        99
133.96  155.54  168.06  181.09  211.35  226.63  242.72   257.32   272.49   288.55   305.55  323.54       100
154.18  167.80  180.79  211.32  226.60  242.68  257.32   272.49   288.55   305.55   323.54  342.58       101
165.74  180.53  211.00  226.57  242.64  257.32  272.49   288.55   305.55   323.54   342.58  362.74       102
180.29  210.72  226.26  242.60  257.28  272.49  288.55   305.55   323.54   342.58   362.74  384.06       103
210.48  225.99  242.31  256.96  272.45  288.55  305.55   323.54   342.58   362.74   384.06  406.63       104
225.76  242.05  256.69  272.16  288.51  305.55  323.54   342.58   362.74   384.06   406.63  430.21       105
241.84  256.46  271.91  288.25  305.52  323.54  342.58   362.74   384.06   406.63   430.21  455.16       106
256.26  271.70  288.03  305.29  323.51  342.58  362.74   384.06   406.63   430.21   455.16  481.56       107
271.52  287.84  305.10  323.32  342.55  362.74  384.06   406.63   430.21   455.16   481.56  509.49       108
287.68  304.94  323.16  342.41  362.71  384.06  406.63   430.21   455.16   481.56   509.49  539.05       109
304.80  323.03  342.28  362.61  384.05  406.63  430.21   455.16   481.56   509.49   539.05  570.31       110
322.91  342.18  362.53  384.00  406.63  430.21  455.16   481.56   509.49   539.05   570.31  603.39       111
342.08  362.45  383.95  406.63  430.21  455.16  481.56   509.49   539.05   570.31   603.39  638.38       112
362.39  383.91  406.63  430.21  455.16  481.56  509.49   539.05   570.31   603.39   638.38  675.41       113
383.88  406.63  430.21  455.16  481.56  509.49  539.05   570.31   603.39   638.38   675.41  714.58       114
406.63  430.21  455.16  481.56  509.49  539.05  570.31   603.39   638.38   675.41   714.58  756.03       115
430.21  455.16  481.56  509.49  539.05  570.31  603.39   638.38   675.41   714.58   756.03  799.88       116
455.16  481.56  509.49  539.05  570.31  603.39  638.38   675.41   714.58   756.03   799.88  846.27       117
481.56  509.49  539.05  570.31  603.39  638.38  675.41   714.58   756.03   799.88   846.27  895.36       118
509.49  539.05  570.31  603.39  638.38  675.41  714.58   756.03   799.88   846.27   895.36  947.29       119
539.05  570.31  603.39  638.38  675.41  714.58  756.03   799.88   846.27   895.36   947.29  1000.00      120
570.31  603.39  638.38  675.41  714.58  756.03  799.88   846.27   895.36   947.29  1000.00  1000.00
603.39  638.38  675.41  714.58  756.03  799.88  846.27   895.36   947.29  1000.00  1000.00  1000.00
638.38  675.41  714.58  756.03  799.88  846.27  895.36   947.29  1000.00  1000.00  1000.00  1000.00
675.41  714.58  756.03  799.88  846.27  895.36  947.29  1000.00  1000.00  1000.00  1000.00  1000.00
712.44  753.75  797.48  843.73  892.66  944.45  999.22

                 2001 Valuation Basic Table -- Male -- Smoker -- 1000qx (Age Nearest Birthday)
Issue                                                Duration
Age
          1       2       3       4       5       6       7       8       9      10      11      12      13      14
0
1
2
3                                                                                                              0.62
4                                                                                                      0.62    0.78
5                                                                                              0.61    0.78    0.93
6                                                                                      0.61    0.78    0.93    1.06
7                                                                              0.61    0.78    0.93    1.06    1.14
8                                                                      0.60    0.78    0.93    1.05    1.13    1.19
9                                                              0.60    0.78    0.93    1.05    1.13    1.19    1.24
10                                                     0.60    0.77    0.93    1.05    1.13    1.18    1.22    1.27
11                                             0.60    0.77    0.93    1.03    1.11    1.16    1.21    1.26    1.33
12                                     0.60    0.77    0.93    1.03    1.10    1.15    1.20    1.24    1.32    1.41
13                             0.60    0.77    0.93    1.02    1.09    1.14    1.18    1.23    1.30    1.38    1.46
14                     0.60    0.77    0.93    1.02    1.08    1.12    1.17    1.21    1.27    1.36    1.44    1.51
15             0.60    0.77    0.93    1.01    1.05    1.11    1.15    1.20    1.26    1.35    1.41    1.50    1.53
16     0.60    0.77    0.93    1.01    1.05    1.09    1.14    1.18    1.24    1.31    1.38    1.45    1.50    1.55
17     0.77    0.93    1.01    1.04    1.08    1.14    1.18    1.22    1.30    1.35    1.40    1.45    1.48    1.52
18     0.93    0.99    1.03    1.07    1.11    1.15    1.21    1.27    1.32    1.35    1.38    1.42    1.45    1.50
19     0.95    0.99    1.03    1.07    1.11    1.16    1.22    1.27    1.30    1.32    1.35    1.37    1.42    1.49
20     0.93    0.97    1.01    1.05    1.09    1.16    1.19    1.22    1.25    1.27    1.30    1.33    1.40    1.50
21     0.89    0.93    0.96    1.00    1.06    1.09    1.14    1.15    1.19    1.22    1.27    1.33    1.42    1.54
22     0.84    0.88    0.91    0.97    1.01    1.04    1.07    1.10    1.13    1.20    1.26    1.33    1.43    1.58
23     0.79    0.82    0.88    0.94    0.98    1.03    1.05    1.08    1.13    1.20    1.28    1.37    1.50    1.65
24     0.71    0.77    0.84    0.92    0.98    1.02    1.05    1.10    1.16    1.25    1.33    1.43    1.56    1.75
25     0.61    0.70    0.82    0.93    0.99    1.04    1.08    1.13    1.21    1.31    1.41    1.52    1.68    1.88
26     0.56    0.69    0.83    0.96    1.02    1.06    1.11    1.19    1.27    1.39    1.51    1.64    1.81    2.06
27     0.53    0.70    0.86    0.98    1.06    1.11    1.19    1.27    1.37    1.51    1.64    1.80    1.98    2.27
28     0.54    0.73    0.89    1.01    1.11    1.17    1.25    1.35    1.47    1.63    1.80    1.98    2.21    2.51
29     0.53    0.74    0.91    1.04    1.17    1.25    1.35    1.47    1.59    1.80    1.98    2.21    2.44    2.75
30     0.54    0.75    0.91    1.07    1.22    1.35    1.47    1.59    1.76    1.98    2.17    2.40    2.66    3.00
31     0.51    0.74    0.92    1.10    1.27    1.44    1.59    1.73    1.89    2.08    2.29    2.58    2.93    3.35
32     0.50    0.71    0.93    1.11    1.30    1.47    1.66    1.82    1.97    2.15    2.42    2.79    3.27    3.78
33     0.54    0.76    0.97    1.18    1.38    1.57    1.76    1.92    2.08    2.28    2.60    3.05    3.62    4.15
34     0.58    0.80    1.04    1.24    1.47    1.68    1.89    2.07    2.25    2.50    2.88    3.39    3.96    4.53
35     0.63    0.85    1.09    1.31    1.54    1.79    2.00    2.23    2.49    2.82    3.24    3.75    4.32    4.90
36     0.67    0.89    1.13    1.37    1.62    1.85    2.12    2.45    2.80    3.21    3.63    4.13    4.70    5.32
37     0.71    0.91    1.17    1.42    1.67    1.95    2.30    2.73    3.16    3.57    3.99    4.47    5.09    5.77
38     0.76    1.02    1.29    1.52    1.77    2.11    2.56    3.06    3.53    3.95    4.36    4.86    5.49    6.24
39     0.84    1.14    1.40    1.63    1.92    2.33    2.87    3.38    3.88    4.30    4.72    5.28    5.99    6.78
40     0.90    1.23    1.52    1.79    2.14    2.64    3.19    3.74    4.20    4.67    5.19    5.85    6.60    7.45
41     0.96    1.33    1.70    2.02    2.43    2.98    3.57    4.09    4.59    5.14    5.78    6.52    7.35    8.25
42     1.02    1.49    1.91    2.30    2.75    3.30    3.89    4.46    5.04    5.72    6.45    7.27    8.20    9.26
43     1.08    1.57    2.05    2.48    2.95    3.51    4.16    4.81    5.50    6.28    7.09    8.07    9.21   10.41
44     1.16    1.69    2.17    2.62    3.12    3.73    4.45    5.24    6.02    6.88    7.78    9.05   10.35   11.41
45     1.29    1.81    2.30    2.77    3.34    4.02    4.87    5.74    6.66    7.57    8.69   10.20   11.41   12.25
46     1.42    1.92    2.40    2.91    3.58    4.39    5.30    6.30    7.29    8.35    9.66   11.12   12.25   13.06
47     1.56    2.03    2.51    3.12    3.90    4.78    5.80    6.90    7.97    9.28   10.57   11.94   13.06   14.06
48     1.71    2.20    2.76    3.42    4.21    5.14    6.25    7.45    8.66   10.14   11.34   12.73   14.06   15.47
49     1.83    2.43    3.06    3.78    4.59    5.55    6.72    8.06    9.30   10.73   12.10   13.69   15.45   17.33

[2001 Valuation Basic Table -- Male -- Smoker -- 1000qx (Age Nearest Birthday) (ages 0 - 49) chart continued on this page]
                                                                                                          Att
    15      16      17      18      19      20      21       22       23       24       25  Ultimate      Age
                  0.70    0.88    1.01    1.11    1.17     1.22     1.28     1.34     1.41  1.49          25
          0.67    0.84    0.99    1.08    1.15    1.22     1.28     1.34     1.41     1.49  1.57          26
  0.64    0.80    0.95    1.07    1.15    1.22    1.28     1.34     1.41     1.49     1.56  1.66          27
  0.78    0.93    1.06    1.15    1.22    1.28    1.34     1.41     1.49     1.54     1.61  1.66          28
  0.93    1.06    1.14    1.22    1.28    1.34    1.41     1.49     1.54     1.59     1.61  1.64          29
  1.06    1.14    1.22    1.28    1.34    1.41    1.49     1.54     1.56     1.58     1.60  1.62          30
  1.14    1.22    1.27    1.33    1.41    1.49    1.51     1.53     1.55     1.57     1.59  1.61          31
  1.20    1.27    1.31    1.39    1.47    1.49    1.51     1.53     1.55     1.57     1.59  1.61          32
  1.25    1.30    1.38    1.46    1.49    1.51    1.53     1.55     1.57     1.59     1.61  1.65          33
  1.29    1.35    1.44    1.49    1.51    1.53    1.55     1.57     1.59     1.61     1.65  1.71          34
  1.35    1.42    1.49    1.51    1.53    1.55    1.57     1.59     1.61     1.65     1.71  1.75          35
  1.41    1.48    1.51    1.53    1.55    1.57    1.59     1.61     1.65     1.71     1.75  1.85          36
  1.48    1.51    1.53    1.55    1.57    1.59    1.61     1.65     1.71     1.75     1.85  1.95          37
  1.51    1.53    1.55    1.57    1.59    1.61    1.65     1.71     1.75     1.85     1.95  2.10          38
  1.53    1.55    1.57    1.59    1.61    1.65    1.71     1.75     1.85     1.95     2.10  2.25          39
  1.55    1.57    1.59    1.61    1.65    1.71    1.75     1.85     1.95     2.10     2.25  2.43          40
  1.57    1.59    1.61    1.65    1.70    1.75    1.85     1.95     2.10     2.25     2.43  2.66          41
  1.54    1.56    1.65    1.70    1.75    1.84    1.94     2.10     2.25     2.43     2.66  2.94          42
  1.56    1.57    1.70    1.74    1.84    1.94    2.10     2.25     2.43     2.66     2.94  3.27          43
  1.57    1.64    1.74    1.84    1.94    2.09    2.25     2.42     2.66     2.94     3.27  3.67          44
  1.64    1.74    1.84    1.94    2.09    2.25    2.42     2.65     2.94     3.27     3.67  4.09          45
  1.69    1.84    1.94    2.09    2.25    2.42    2.65     2.94     3.27     3.67     4.09  4.48          46
  1.77    1.94    2.09    2.25    2.42    2.65    2.94     3.27     3.67     4.09     4.48  4.91          47
  1.87    2.08    2.25    2.42    2.65    2.94    3.27     3.67     4.06     4.48     4.91  5.13          48
  2.01    2.22    2.42    2.65    2.94    3.27    3.66     4.06     4.48     4.87     5.13  5.39          49
  2.13    2.41    2.65    2.94    3.27    3.65    4.06     4.48     4.84     5.13     5.39  5.77          50
  2.32    2.64    2.94    3.27    3.64    4.06    4.48     4.84     5.13     5.39     5.77  6.24          51
  2.53    2.91    3.27    3.63    4.06    4.48    4.83     5.13     5.39     5.77     6.24  6.88          52
  2.82    3.23    3.62    4.06    4.48    4.82    5.13     5.39     5.77     6.24     6.88  7.62          53
  3.13    3.60    4.06    4.48    4.81    5.13    5.39     5.77     6.24     6.88     7.62  8.55          54
  3.44    3.93    4.39    4.80    5.13    5.39    5.77     6.24     6.88     7.62     8.48  9.60          55
  3.84    4.32    4.74    5.13    5.39    5.77    6.24     6.88     7.62     8.48     9.38  10.67         56
  4.27    4.71    5.12    5.39    5.77    6.24    6.88     7.62     8.48     9.38    10.44  11.80         57
  4.63    5.07    5.39    5.77    6.24    6.88    7.62     8.48     9.37    10.44    11.41  12.67         58
  5.01    5.39    5.77    6.24    6.88    7.62    8.48     9.37    10.44    11.41    12.25  13.68         59
  5.39    5.77    6.24    6.88    7.62    8.48    9.37    10.44    11.41    12.25    13.06  14.92         60
  5.77    6.24    6.88    7.62    8.48    9.37   10.44    11.41    12.25    13.06    14.06  16.46         61
  6.24    6.88    7.62    8.48    9.37   10.44   11.41    12.25    13.06    14.06    15.47  18.34         62
  6.88    7.62    8.48    9.37   10.44   11.41   12.25    13.06    14.06    15.47    17.33  20.43         63
  7.62    8.48    9.37   10.44   11.41   12.25   13.06    14.06    15.47    17.33    19.48  22.56         64
  8.35    9.36   10.44   11.41   12.25   13.06   14.06    15.47    17.33    19.48    21.62  24.65         65
  9.32   10.44   11.41   12.25   13.06   14.06   15.47    17.33    19.48    21.62    23.01  26.65         66
 10.44   11.41   12.25   13.06   14.06   15.47   17.33    19.48    21.62    23.01    24.34  28.57         67
 11.41   12.25   13.06   14.06   15.47   17.33   19.48    21.62    23.01    24.34    26.19  30.59         68
 12.25   13.06   14.06   15.47   17.33   19.48   21.62    23.01    24.34    26.19    28.31  32.57         69
 13.06   14.06   15.47   17.33   19.48   21.62   23.01    24.34    26.19    28.31    30.83  34.99         70
 14.06   15.47   17.33   19.48   21.62   23.01   24.34    26.19    28.31    30.83    33.98  37.64         71
 15.47   17.33   19.48   21.62   23.01   24.34   26.19    28.31    30.83    33.98    37.58  41.30         72
 17.33   19.48   21.62   23.01   24.34   26.19   28.31    30.83    33.98    37.58    41.30  44.96         73
 19.48   21.62   23.01   24.34   26.19   28.31   30.83    33.98    37.58    41.30    44.96  48.63         74

                 2001 Valuation Basic Table -- Male -- Smoker -- 1000qx (Age Nearest Birthday)
Issue                                                Duration
Age
          1       2       3       4       5       6       7       8       9      10      11      12      13      14
50     2.02    2.70    3.41    4.16    4.98    5.97    7.25    8.62    9.88   11.32   12.98   15.05   17.27   19.48
51     2.25    3.05    3.84    4.65    5.46    6.48    7.71    9.09   10.49   12.10   14.19   16.85   19.38   21.62
52     2.50    3.43    4.34    5.17    6.00    6.96    8.20    9.66   11.28   13.30   15.85   18.88   21.48   22.99
53     2.62    3.74    4.76    5.70    6.57    7.58    8.93   10.63   12.47   14.92   17.83   20.97   22.69   24.34
54     2.72    4.05    5.24    6.24    7.13    8.27    9.88   11.89   14.00   16.79   19.79   22.16   24.31   26.19
55     2.85    4.40    5.71    6.72    7.73    9.12   11.06   13.36   15.67   18.53   20.82   23.61   26.19   28.31
56     2.97    4.67    6.08    7.23    8.43   10.16   12.44   15.00   17.41   19.63   22.36   25.53   28.31   30.83
57     3.06    4.90    6.46    7.85    9.35   11.40   13.95   16.63   19.06   21.78   24.91   28.29   30.83   33.98
58     3.30    5.19    6.92    8.59   10.47   12.81   15.47   18.12   20.46   23.55   27.06   30.83   33.98   37.58
59     3.59    5.54    7.48    9.47   11.70   14.27   16.99   19.52   21.77   25.22   29.21   33.98   37.58   41.30
60     3.99    5.99    8.12   10.43   12.99   15.72   18.43   20.90   23.06   26.99   31.62   37.02   41.30   44.96
61     4.46    6.51    8.81   11.38   14.23   17.15   19.85   22.21   24.37   28.92   34.07   39.70   44.96   48.63
62     5.00    7.11    9.57   12.40   15.52   18.62   21.37   23.76   26.03   31.12   36.49   42.20   48.26   52.82
63     5.33    7.81   10.63   13.75   17.03   20.28   23.20   25.80   28.36   33.77   39.28   45.16   51.58   57.47
64     5.56    8.55   11.78   15.18   18.73   22.17   25.34   28.30   31.20   36.85   42.60   48.89   55.90   62.74
65     5.68    9.26   12.96   16.79   20.60   24.29   27.74   31.02   34.31   40.31   46.50   53.41   61.20   68.86
66     5.72   10.29   14.32   18.32   22.57   26.36   29.83   33.24   36.83   43.16   49.92   57.58   66.42   75.84
67     6.03   11.46   15.77   20.01   24.75   28.58   32.10   35.59   39.42   46.20   53.68   62.33   72.23   83.04
68     6.92   12.74   17.40   21.84   26.58   31.09   35.25   39.17   42.91   50.34   58.81   68.52   79.20   91.29
69     7.73   14.16   19.19   23.83   27.33   33.96   37.91   41.46   45.52   53.64   63.02   73.36   85.13   97.48
70     8.61   15.74   21.14   25.98   27.97   36.81   40.17   43.70   51.77   60.88   71.15   82.85   95.23  108.58
71    11.00   17.51   23.29   26.89   32.00   39.04   42.08   48.56   56.13   65.68   76.99   89.04  102.11  116.55
72    14.04   19.46   25.67   30.88   35.81   40.64   45.54   50.64   56.24   66.16   77.41   89.72  103.40  118.75
73    16.29   23.56   29.53   34.38   38.46   42.30   46.35   54.16   57.57   67.31   78.91   91.87  106.48  122.75
74    19.08   25.74   31.95   37.32   41.57   45.07   52.33   56.34   60.20   74.65   89.48   96.73  112.39  129.65
75    22.26   27.08   34.07   40.94   44.50   50.71   55.31   59.98   72.61   88.31   95.76  111.46  128.81  147.67
76    22.42   29.60   36.97   44.06   49.46   54.83   59.86   70.63   87.16   95.29  110.42  128.41  147.44  163.87
77    22.62   31.41   39.87   48.09   54.20   59.74   69.99   86.02   95.07  109.90  124.78  143.71  159.99  178.26
78    23.51   33.08   42.89   53.39   59.62   69.18   84.90   94.85  109.39  121.55  136.23  156.20  175.96  195.12
79    24.75   35.22   46.92   59.50   68.10   83.79   94.63  108.88  119.96  132.64  152.50  173.69  194.47  222.69
80    26.02   38.36   51.99   66.82   82.70   94.41  108.37  118.40  131.13  148.38  169.44  190.16  222.69  235.97
81    27.68   42.41   58.52   75.85   94.19  107.86  116.86  130.23  146.04  164.26  189.53  222.69  235.97  249.66
82    29.99   47.74   66.68   86.63  107.36  115.34  129.33  145.25  161.92  188.90  222.69  235.97  249.66  264.85
83    33.74   54.67   76.47   98.94  113.84  128.44  144.46  159.62  188.27  222.69  235.97  249.66  264.85  277.90
84    39.45   63.29   87.65  112.36  127.56  143.68  157.35  187.64  222.69  235.97  249.66  264.85  277.90  291.56
85    47.19   73.49  100.05  126.68  142.90  155.11  187.02  222.69  235.97  249.66  264.85  277.90  291.56  305.86
86    56.64   85.33  113.87  142.13  152.90  186.40  222.69  235.97  249.66  264.85  277.90  291.56  305.86  320.83
87    67.57   99.08  129.75  150.73  185.78  222.69  235.97  249.66  264.85  277.90  291.56  305.86  320.83  336.48
88    80.36  115.44  148.59  185.16  222.69  235.97  249.66  264.85  277.90  291.56  305.86  320.83  336.48  352.85
89    96.43  135.33  184.55  222.69  235.97  249.66  264.85  277.90  291.56  305.86  320.83  336.48  352.85  369.99
90   117.67  183.94  222.69  235.97  249.66  264.85  277.90  291.56  305.86  320.83  336.48  352.85  369.99  387.90
91   171.79  219.76  235.97  249.66  264.85  277.90  291.56  305.86  320.83  336.48  352.85  369.99  387.90  406.63
92   210.92  235.97  249.66  264.85  277.90  291.56  305.86  320.83  336.48  352.85  369.99  387.90  406.63  430.21
93   235.97  249.66  264.85  277.90  291.56  305.86  320.83  336.48  352.85  369.99  387.90  406.63  430.21  455.16
94   249.66  264.85  277.90  291.56  305.86  320.83  336.48  352.85  369.99  387.90  406.63  430.21  455.16  481.56
95   264.85  277.90  291.56  305.86  320.83  336.48  352.85  369.99  387.90  406.63  430.21  455.16  481.56  509.49
96   277.90  291.56  305.86  320.83  336.48  352.85  369.99  387.90  406.63  430.21  455.16  481.56  509.49  539.05
97   291.56  305.86  320.83  336.48  352.85  369.99  387.90  406.63  430.21  455.16  481.56  509.49  539.05  570.31
98   305.86  320.83  336.48  352.85  369.99  387.90  406.63  430.21  455.16  481.56  509.49  539.05  570.31  603.39
99   320.83  336.48  352.85  369.98  387.90  406.63  430.21  455.16  481.56  509.49  539.05  570.31  603.39  638.38
100  335.8   352.13  369.22  387.11  405.81  425.36  453.79  480.11  507.96  537.42  568.61  601.57  636.47  673.37

[2001 Valuation Basic Table -- Male -- Smoker -- 1000qx (Age Nearest Birthday) (ages 50 - 100) chart continued on this page]
                                                                                                          Att
    15      16      17      18      19      20      21       22       23       24       25  Ultimate      Age
 21.62   23.01   24.34   26.19   28.31   30.83   33.98    37.58    41.30    44.96    48.63  52.92         75
 23.01   24.34   26.19   28.31   30.83   33.98   37.58    41.30    44.96    48.63    52.82  57.47         76
 24.34   26.19   28.31   30.83   33.98   37.58   41.30    44.96    48.63    52.82    57.47  62.74         77
 26.19   28.31   30.83   33.98   37.58   41.30   44.96    48.63    52.82    57.47    62.74  68.86         78
 28.31   30.83   33.98   37.58   41.30   44.96   48.63    52.82    57.47    62.74    68.86  75.84         79
 30.83   33.98   37.58   41.30   44.96   48.63   52.82    57.47    62.74    68.86    75.84  83.27         80
 33.98   37.58   41.30   44.96   48.63   52.82   57.47    62.74    68.86    75.84    83.27  91.60         81
 37.58   41.30   44.96   48.63   52.82   57.47   62.74    68.86    75.84    83.27    91.60  99.95         82
 41.30   44.96   48.63   52.82   57.47   62.74   68.86    75.84    83.27    91.60    99.95  108.66        83
 44.96   48.63   52.82   57.47   62.74   68.86   75.84    83.27    91.60    99.95   108.66  118.11        84
 48.63   52.82   57.47   62.74   68.86   75.84   83.27    91.60    99.95   108.66   118.11  129.28        85
 52.82   57.47   62.74   68.86   75.84   83.27   91.60    99.95   108.66   118.11   129.28  141.51        86
 57.47   62.74   68.86   75.84   83.27   91.60   99.95   108.66   118.11   129.28   141.51  154.63        87
 62.74   68.86   75.84   83.27   91.60   99.95  108.66   118.11   129.28   141.51   154.63  168.39        88
 68.86   75.84   83.27   91.60   99.95  108.66  118.11   129.28   141.51   154.63   168.39  182.58        89
 75.84   83.27   91.60   99.95  108.66  118.11  129.28   141.51   154.63   168.39   182.58  196.98        90
 83.27   91.60   99.95  108.66  118.11  129.28  140.05   154.55   168.39   182.58   196.98  209.75        91
 91.60   99.95  108.66  118.11  129.28  139.33  153.25   167.64   182.51   196.98   209.75  222.69        92
 99.95  108.66  118.11  129.28  138.61  151.63  166.06   181.01   196.30   209.75   222.69  235.97        93
108.66  118.11  129.28  137.89  151.34  164.12  179.12   194.47   208.34   222.69   235.97  249.66        94
118.11  129.28  137.18  146.96  163.52  176.82  192.33   206.43   222.69   235.97   249.66  264.85        95
129.28  136.47  144.81  161.64  175.84  189.50  203.78   222.69   235.97   249.66   264.85  277.90        96
135.76  142.69  160.71  172.01  188.09  200.40  222.69   235.97   249.66   264.85   277.90  291.56        97
140.60  159.79  170.12  187.75  198.51  222.69  235.97   249.66   264.85   277.90   291.56  305.86        98
148.35  168.25  185.34  197.73  222.69  235.97  249.66   264.85   277.90   291.56   305.86  320.83        99
167.84  182.95  197.07  222.69  235.97  249.66  264.85   277.90   291.56   305.86   320.83  336.48       100
180.59  196.42  222.69  235.97  249.66  264.85  277.90   291.56   305.86   320.83   336.48  352.85       101
195.77  222.69  235.97  249.66  264.85  277.90  291.56   305.86   320.83   336.48   352.85  369.99       102
222.69  235.97  249.66  264.85  277.90  291.56  305.86   320.83   336.48   352.85   369.99  387.90       103
235.97  249.66  264.85  277.90  291.56  305.86  320.83   336.48   352.85   369.99   387.90  406.63       104
249.66  264.85  277.90  291.56  305.86  320.83  336.48   352.85   369.99   387.90   406.63  430.21       105
264.85  277.90  291.56  305.86  320.83  336.48  352.85   369.99   387.90   406.63   430.21  455.16       106
277.90  291.56  305.86  320.83  336.48  352.85  369.99   387.90   406.63   430.21   455.16  481.56       107
291.56  305.86  320.83  336.48  352.85  369.99  387.90   406.63   430.21   455.16   481.56  509.49       108
305.86  320.83  336.48  352.85  369.99  387.90  406.63   430.21   455.16   481.56   509.49  539.05       109
320.83  336.48  352.85  369.99  387.90  406.63  430.21   455.16   481.56   509.49   539.05  570.31       110
336.48  352.85  369.99  387.90  406.63  430.21  455.16   481.56   509.49   539.05   570.31  603.39       111
352.85  369.99  387.90  406.63  430.21  455.16  481.56   509.49   539.05   570.31   603.39  638.38       112
369.99  387.90  406.63  430.21  455.16  481.56  509.49   539.05   570.31   603.39   638.38  675.41       113
387.90  406.63  430.21  455.16  481.56  509.49  539.05   570.31   603.39   638.38   675.41  714.58       114
406.63  430.21  455.16  481.56  509.49  539.05  570.31   603.39   638.38   675.41   714.58  756.03       115
430.21  455.16  481.56  509.49  539.05  570.31  603.39   638.38   675.41   714.58   756.03  799.88       116
455.16  481.56  509.49  539.05  570.31  603.39  638.38   675.41   714.58   756.03   799.88  846.27       117
481.56  509.49  539.05  570.31  603.39  638.38  675.41   714.58   756.03   799.88   846.27  895.36       118
509.49  539.05  570.31  603.39  638.38  675.41  714.58   756.03   799.88   846.27   895.36  947.29       119
539.05  570.31  603.39  638.38  675.41  714.58  756.03   799.88   846.27   895.36   947.29  1000.00      120
570.31  603.39  638.38  675.41  714.58  756.03  799.88   846.27   895.36   947.29  1000.00  1000.00
603.39  638.38  675.41  714.58  756.03  799.88  846.27   895.36   947.29  1000.00  1000.00  1000.00
638.38  675.41  714.58  756.03  799.88  846.27  895.36   947.29  1000.00  1000.00  1000.00  1000.00
675.41  714.58  756.03  799.88  846.27  895.36  947.29  1000.00  1000.00  1000.00  1000.00  1000.00
712.44  753.75  797.48  843.73  892.66  944.45  999.22

             2001 Valuation Basic Table -- Female -- Nonsmoker -- 1000qx (Age Nearest Birthday)
Issue                                                Duration
Age
          1       2       3       4       5       6       7       8       9      10      11      12      13      14
0
1
2
3                                                                                                              0.29
4                                                                                                      0.29    0.31
5                                                                                              0.28    0.30    0.31
6                                                                                      0.28    0.30    0.31    0.32
7                                                                              0.28    0.29    0.30    0.32    0.33
8                                                                      0.27    0.29    0.30    0.31    0.33    0.33
9                                                              0.27    0.28    0.29    0.31    0.32    0.33    0.34
10                                                     0.26    0.28    0.28    0.30    0.31    0.32    0.34    0.35
11                                             0.25    0.27    0.28    0.29    0.30    0.31    0.33    0.35    0.35
12                                     0.25    0.26    0.27    0.28    0.29    0.30    0.32    0.34    0.35    0.37
13                             0.25    0.26    0.26    0.27    0.28    0.29    0.31    0.33    0.34    0.36    0.38
14                     0.25    0.26    0.26    0.26    0.28    0.28    0.30    0.31    0.33    0.35    0.38    0.40
15             0.25    0.26    0.26    0.26    0.27    0.28    0.28    0.30    0.31    0.34    0.37    0.39    0.42
16     0.25    0.26    0.26    0.25    0.26    0.27    0.28    0.29    0.31    0.32    0.35    0.38    0.41    0.45
17     0.26    0.26    0.25    0.25    0.26    0.27    0.28    0.30    0.31    0.34    0.37    0.40    0.44    0.47
18     0.25    0.24    0.24    0.25    0.26    0.27    0.28    0.31    0.33    0.36    0.40    0.43    0.47    0.51
19     0.23    0.23    0.24    0.25    0.26    0.27    0.29    0.32    0.35    0.38    0.42    0.46    0.50    0.54
20     0.21    0.22    0.23    0.24    0.25    0.28    0.31    0.34    0.37    0.41    0.45    0.50    0.54    0.57
21     0.19    0.20    0.22    0.24    0.26    0.29    0.33    0.35    0.40    0.43    0.48    0.52    0.57    0.62
22     0.17    0.19    0.22    0.24    0.27    0.31    0.34    0.38    0.42    0.47    0.51    0.56    0.60    0.65
23     0.15    0.18    0.21    0.24    0.28    0.32    0.36    0.41    0.45    0.49    0.54    0.59    0.64    0.69
24     0.14    0.18    0.21    0.25    0.29    0.33    0.38    0.42    0.48    0.52    0.57    0.62    0.67    0.72
25     0.13    0.18    0.21    0.26    0.30    0.35    0.40    0.45    0.50    0.55    0.60    0.64    0.70    0.75
26     0.13    0.18    0.22    0.27    0.31    0.37    0.42    0.46    0.52    0.57    0.62    0.67    0.73    0.78
27     0.14    0.18    0.23    0.28    0.33    0.38    0.43    0.48    0.54    0.59    0.64    0.69    0.76    0.83
28     0.15    0.19    0.24    0.29    0.34    0.39    0.45    0.50    0.55    0.60    0.67    0.73    0.80    0.87
29     0.16    0.21    0.26    0.30    0.35    0.41    0.45    0.52    0.57    0.63    0.69    0.76    0.84    0.93
30     0.17    0.22    0.26    0.32    0.36    0.42    0.47    0.52    0.58    0.66    0.73    0.81    0.90    1.01
31     0.19    0.24    0.28    0.33    0.38    0.43    0.49    0.55    0.61    0.69    0.77    0.87    0.98    1.11
32     0.20    0.24    0.29    0.34    0.39    0.45    0.51    0.57    0.65    0.74    0.84    0.95    1.08    1.22
33     0.21    0.25    0.30    0.35    0.41    0.48    0.55    0.62    0.70    0.81    0.93    1.05    1.20    1.36
34     0.21    0.25    0.30    0.37    0.43    0.50    0.58    0.68    0.77    0.89    1.02    1.17    1.34    1.51
35     0.21    0.26    0.31    0.38    0.45    0.54    0.64    0.75    0.86    0.99    1.14    1.31    1.49    1.70
36     0.21    0.27    0.33    0.41    0.49    0.59    0.70    0.82    0.96    1.11    1.27    1.46    1.67    1.89
37     0.21    0.27    0.34    0.43    0.53    0.65    0.77    0.91    1.06    1.24    1.42    1.63    1.86    2.11
38     0.22    0.29    0.37    0.47    0.58    0.70    0.85    1.00    1.18    1.37    1.58    1.81    2.07    2.34
39     0.23    0.31    0.40    0.52    0.64    0.78    0.94    1.12    1.30    1.52    1.75    2.01    2.29    2.60
40     0.26    0.35    0.45    0.57    0.71    0.86    1.04    1.24    1.45    1.68    1.94    2.22    2.54    2.88
41     0.29    0.39    0.51    0.64    0.79    0.97    1.15    1.36    1.60    1.86    2.15    2.46    2.80    3.18
42     0.32    0.44    0.57    0.72    0.89    1.07    1.29    1.52    1.77    2.06    2.36    2.72    3.09    3.50
43     0.37    0.50    0.65    0.81    1.01    1.21    1.44    1.69    1.97    2.27    2.62    2.99    3.40    3.86
44     0.42    0.56    0.74    0.93    1.13    1.36    1.60    1.88    2.18    2.51    2.89    3.29    3.75    4.24
45     0.47    0.64    0.83    1.04    1.27    1.52    1.79    2.09    2.42    2.78    3.17    3.62    4.11    4.65
46     0.53    0.72    0.94    1.16    1.41    1.69    1.99    2.31    2.67    3.06    3.49    3.98    4.50    5.08
47     0.59    0.80    1.04    1.29    1.57    1.86    2.19    2.54    2.92    3.35    3.82    4.34    4.91    5.53
48     0.66    0.89    1.14    1.42    1.71    2.03    2.38    2.77    3.19    3.65    4.16    4.72    5.34    6.02
49     0.69    0.93    1.25    1.54    1.86    2.20    2.58    2.99    3.44    3.94    4.50    5.11    5.78    6.53

[2001 Valuation Basic Table -- Female -- Nonsmoker -- 1000qx (Age Nearest Birthday) (ages 0 - 49) chart continued on this page]
                                                                                                          Att
    15      16      17      18      19      20      21       22       23       24       25  Ultimate      Age
                  0.31    0.33    0.34    0.36    0.36     0.37     0.38     0.38     0.39  0.39          25
          0.30    0.32    0.33    0.35    0.36    0.37     0.38     0.38     0.38     0.39  0.41          26
  0.29    0.32    0.33    0.35    0.35    0.37    0.38     0.38     0.38     0.39     0.40  0.44          27
  0.31    0.32    0.34    0.35    0.36    0.37    0.38     0.38     0.39     0.40     0.43  0.45          28
  0.32    0.33    0.34    0.36    0.37    0.37    0.38     0.39     0.40     0.43     0.45  0.48          29
  0.33    0.34    0.35    0.37    0.37    0.38    0.39     0.40     0.43     0.45     0.48  0.49          30
  0.33    0.35    0.36    0.37    0.38    0.39    0.40     0.43     0.45     0.47     0.48  0.52          31
  0.34    0.36    0.36    0.38    0.39    0.40    0.43     0.45     0.47     0.48     0.52  0.55          32
  0.35    0.36    0.37    0.39    0.40    0.43    0.45     0.47     0.48     0.52     0.54  0.58          33
  0.35    0.37    0.39    0.40    0.42    0.45    0.47     0.48     0.52     0.54     0.58  0.63          34
  0.36    0.38    0.39    0.42    0.45    0.47    0.48     0.52     0.54     0.58     0.63  0.69          35
  0.38    0.39    0.41    0.44    0.47    0.48    0.51     0.54     0.57     0.62     0.68  0.73          36
  0.38    0.41    0.44    0.46    0.48    0.51    0.54     0.57     0.62     0.68     0.73  0.80          37
  0.40    0.44    0.46    0.48    0.51    0.54    0.57     0.62     0.68     0.73     0.78  0.83          38
  0.43    0.46    0.48    0.51    0.54    0.57    0.62     0.68     0.72     0.77     0.82  0.87          39
  0.45    0.48    0.51    0.54    0.57    0.62    0.68     0.72     0.77     0.82     0.87  0.92          40
  0.48    0.51    0.54    0.57    0.62    0.68    0.72     0.77     0.81     0.87     0.91  0.97          41
  0.51    0.54    0.57    0.62    0.68    0.72    0.77     0.81     0.87     0.91     0.97  1.04          42
  0.54    0.57    0.62    0.68    0.72    0.77    0.81     0.87     0.91     0.97     1.04  1.12          43
  0.57    0.62    0.68    0.72    0.77    0.81    0.87     0.91     0.97     1.04     1.12  1.21          44
  0.62    0.68    0.72    0.77    0.81    0.87    0.91     0.97     1.04     1.12     1.21  1.33          45
  0.66    0.72    0.76    0.81    0.86    0.91    0.97     1.04     1.12     1.21     1.33  1.47          46
  0.70    0.75    0.80    0.86    0.91    0.97    1.04     1.12     1.21     1.33     1.47  1.64          47
  0.73    0.79    0.84    0.90    0.97    1.04    1.12     1.21     1.33     1.47     1.64  1.83          48
  0.77    0.83    0.88    0.95    1.03    1.12    1.21     1.33     1.47     1.64     1.83  2.04          49
  0.80    0.87    0.94    1.02    1.11    1.21    1.33     1.47     1.64     1.83     2.04  2.29          50
  0.85    0.92    1.01    1.09    1.21    1.33    1.47     1.64     1.83     2.04     2.29  2.56          51
  0.90    0.99    1.08    1.19    1.32    1.47    1.64     1.83     2.04     2.29     2.56  2.88          52
  0.96    1.07    1.17    1.31    1.46    1.62    1.83     2.04     2.29     2.56     2.88  3.22          53
  1.04    1.15    1.30    1.45    1.61    1.81    2.04     2.29     2.56     2.88     3.22  3.58          54
  1.13    1.27    1.43    1.60    1.80    2.02    2.28     2.56     2.87     3.21     3.58  3.96          55
  1.25    1.41    1.58    1.79    2.01    2.26    2.55     2.86     3.20     3.57     3.96  4.41          56
  1.39    1.56    1.77    1.99    2.24    2.51    2.83     3.18     3.56     3.95     4.40  4.88          57
  1.54    1.75    1.97    2.22    2.49    2.80    3.15     3.52     3.94     4.38     4.87  5.39          58
  1.72    1.95    2.20    2.47    2.77    3.11    3.49     3.89     4.34     4.82     5.34  5.89          59
  1.92    2.17    2.45    2.75    3.08    3.44    3.85     4.30     4.77     5.29     5.83  6.41          60
  2.15    2.42    2.73    3.06    3.42    3.81    4.25     4.73     5.23     5.78     6.36  6.97          61
  2.39    2.69    3.03    3.39    3.79    4.21    4.68     5.20     5.74     6.31     6.93  7.58          62
  2.65    2.99    3.35    3.75    4.18    4.64    5.15     5.69     6.27     6.88     7.53  8.21          63
  2.93    3.30    3.71    4.14    4.61    5.11    5.65     6.23     6.84     7.49     8.18  8.90          64
  3.24    3.65    4.09    4.56    5.06    5.61    6.19     6.82     7.47     8.16     8.88  9.66          65
  3.58    4.03    4.51    5.02    5.57    6.16    6.79     7.45     8.15     8.87     9.65  10.50         66
  3.95    4.43    4.95    5.51    6.11    6.75    7.43     8.14     8.87     9.64    10.48  11.42         67
  4.35    4.88    5.45    6.06    6.71    7.40    8.12     8.86     9.63    10.47    11.40  12.45         68
  4.78    5.35    5.97    6.64    7.35    8.10    8.86     9.63    10.46    11.39    12.41  13.58         69
  5.23    5.86    6.55    7.27    8.05    8.86    9.62    10.46    11.37    12.41    13.53  14.84         70
  5.72    6.40    7.13    7.93    8.79    9.62   10.46    11.37    12.40    13.52    14.79  16.29         71
  6.22    6.96    7.77    8.64    9.59   10.45   11.37    12.40    13.52    14.77    16.24  17.91         72
  6.77    7.57    8.44    9.40   10.44   11.37   12.38    13.50    14.77    16.24    17.83  19.67         73
  7.35    8.23    9.19   10.24   11.35   12.38   13.50    14.77    16.24    17.83    19.60  21.60         74

             2001 Valuation Basic Table -- Female -- Nonsmoker -- 1000qx (Age Nearest Birthday)
Issue                                                Duration
Age
          1       2       3       4       5       6       7       8       9      10      11      12      13      14
50     0.71    1.03    1.35    1.65    1.99    2.35    2.76    3.20    3.69    4.24    4.84    5.51    6.24    7.06
51     0.76    1.16    1.47    1.77    2.13    2.51    2.94    3.42    3.95    4.54    5.20    5.92    6.73    7.63
52     0.79    1.30    1.59    1.90    2.26    2.66    3.11    3.62    4.20    4.85    5.56    6.36    7.24    8.23
53     0.84    1.39    1.71    2.02    2.39    2.81    3.29    3.84    4.46    5.17    5.95    6.83    7.81    8.90
54     0.88    1.49    1.84    2.15    2.53    2.97    3.48    4.07    4.74    5.50    6.37    7.34    8.43    9.65
55     0.93    1.60    1.98    2.30    2.69    3.15    3.69    4.32    5.05    5.89    6.84    7.92    9.13   10.49
56     1.03    1.72    2.15    2.49    2.89    3.38    3.96    4.64    5.44    6.35    7.40    8.59    9.94   11.48
57     1.09    1.85    2.34    2.69    3.13    3.65    4.28    5.03    5.89    6.89    8.04    9.36   10.86   12.57
58     1.12    1.98    2.53    2.91    3.39    3.97    4.66    5.48    6.42    7.53    8.79   10.25   11.91   13.82
59     1.22    2.10    2.74    3.16    3.68    4.32    5.08    5.98    7.03    8.26    9.66   11.28   13.12   15.22
60     1.28    2.23    2.95    3.40    3.98    4.70    5.55    6.56    7.73    9.09   10.66   12.44   14.52   16.85
61     1.34    2.35    3.15    3.65    4.29    5.09    6.04    7.17    8.50   10.02   11.79   13.79   16.09   18.70
62     1.44    2.49    3.35    3.89    4.60    5.49    6.56    7.83    9.33   11.05   13.04   15.32   17.90   20.83
63     1.61    2.63    3.54    4.12    4.90    5.89    7.10    8.54   10.23   12.20   14.45   17.03   19.94   23.22
64     1.81    3.37    3.75    4.36    5.21    6.31    7.67    9.30   11.22   13.44   16.01   18.94   22.23   25.90
65     2.06    3.58    3.96    4.61    5.54    6.76    8.29   10.14   12.31   14.84   17.76   21.06   24.75   28.92
66     2.16    3.84    4.21    4.90    5.93    7.29    9.02   11.11   13.60   16.46   19.74   23.49   27.67   32.36
67     2.23    4.11    4.48    5.24    6.39    7.93    9.88   12.24   15.03   18.30   22.02   26.22   30.96   36.20
68     2.53    4.41    4.83    5.68    6.96    8.69   10.90   13.57   16.74   20.41   24.60   29.33   34.63   40.49
69     2.85    4.75    5.23    6.19    7.66    9.62   12.10   15.14   18.70   22.83   27.54   32.84   38.73   45.07
70     3.22    5.12    5.71    6.83    8.50   10.74   13.56   16.97   20.99   25.62   30.85   36.77   43.32   49.65
71     3.67    5.55    6.28    7.60    9.54   12.09   15.27   19.12   23.62   28.80   34.64   41.18   48.47   54.62
72     5.55    6.02    6.95    8.52   10.77   13.70   17.31   21.62   26.66   32.43   38.92   46.15   54.13   58.93
73     6.02    6.59    7.75    9.63   12.25   15.58   19.66   24.50   30.12   36.54   43.71   51.68   58.37   65.19
74     6.55    7.28    8.74   10.98   13.99   17.79   22.39   27.81   34.06   41.15   49.06   57.75   64.85   72.03
75     7.13    8.14    9.95   12.59   16.06   20.37   25.53   31.60   38.53   46.37   55.00   64.53   71.88   79.68
76     7.87    9.21   11.41   14.48   18.44   23.29   29.04   35.72   43.34   51.87   61.28   71.64   79.60   88.04
77     8.90   10.60   13.21   16.75   21.21   26.62   33.00   40.35   48.65   58.01   68.25   79.49   87.95   96.77
78    10.27   12.36   15.42   19.44   24.46   30.44   37.47   45.54   54.59   64.77   75.80   87.95   96.77  106.37
79    10.80   14.61   18.12   22.65   28.20   34.84   42.55   51.30   61.16   72.11   84.10   96.67  106.26  116.68
80    12.09   17.41   21.37   26.43   32.56   39.80   48.21   57.72   68.37   80.19   93.00  106.15  116.56  127.99
81    13.63   20.82   25.25   30.81   37.56   45.44   54.52   64.78   76.25   88.96  102.71  116.56  127.99  140.55
82    15.34   24.95   29.82   35.91   43.20   51.73   61.51   72.54   84.85   98.47  113.15  127.86  140.40  154.33
83    17.05   29.79   35.16   41.75   49.62   58.80   69.21   81.02   94.17  108.69  124.33  140.40  154.17  169.29
84    21.22   35.12   41.31   48.38   56.76   66.56   77.74   90.33  104.23  119.54  136.13  154.17  169.29  185.89
85    25.52   41.27   48.30   55.79   64.76   75.10   86.96  100.31  115.04  131.25  148.81  167.85  185.70  203.92
86    33.63   48.25   55.79   64.10   73.51   84.52   97.07  111.07  126.61  143.73  162.26  182.33  203.92  223.68
87    39.43   55.73   64.03   73.30   83.19   94.68  107.87  122.60  138.96  156.97  176.47  197.61  220.17  244.33
88    49.69   64.03   73.22   83.10   93.73  105.76  119.50  134.93  152.09  170.99  191.27  213.44  237.11  262.47
89    61.50   73.22   83.10   93.64  105.06  117.60  131.92  148.05  166.01  185.61  207.02  230.03  254.81  281.38
90    73.22   83.10   93.64  105.06  117.23  130.39  145.31  161.98  180.72  201.18  223.34  247.36  273.27  301.05
91    83.10   93.64  105.06  117.23  130.26  143.91  159.40  176.72  196.02  217.34  240.41  265.46  292.20  321.18
92    93.64  105.06  117.23  130.26  143.91  158.29  174.32  192.27  212.11  234.24  258.24  284.03  312.16  342.04
93   105.06  117.23  130.26  143.91  158.29  173.52  189.88  208.43  229.19  251.92  276.55  303.63  332.56  363.64
94   117.23  130.26  143.91  158.29  173.52  189.62  206.45  225.38  246.83  270.09  295.88  323.66  353.69  385.97
95   130.26  143.91  158.29  173.52  189.62  206.45  223.65  243.11  264.98  289.27  315.66  344.42  375.54  409.03
96   143.91  158.29  173.52  189.62  206.45  223.65  241.65  261.64  284.17  308.92  336.16  365.90  398.12  432.83
97   158.29  173.52  189.62  206.45  223.65  241.65  260.46  280.96  303.82  329.30  357.39  388.10  421.42  457.36
98   173.52  189.62  206.45  223.65  241.65  260.46  280.09  300.78  324.22  350.40  379.34  411.02  445.45  482.63
99   189.62  206.45  223.65  241.65  260.46  280.09  300.24  321.36  345.36  372.24  402.01  434.66  470.20  508.63
100  205.72  223.28  240.85  259.65  279.27  299.72  320.39  341.94  366.50  394.08  424.68  458.3   494.95  534.63

[2001 Valuation Basic Table -- Female -- Nonsmoker -- 1000qx (Age Nearest Birthday) (ages 50 - 100) chart continued on this page]
                                                                                                          Att
    15      16      17      18      19      20      21       22       23       24       25  Ultimate      Age
  7.96    8.93    9.99   11.16   12.37   13.50   14.77    16.24    17.83    19.60    21.56  23.75         75
  8.61    9.69   10.87   12.17   13.48   14.77   16.24    17.83    19.60    21.56    23.67  26.10         76
  9.33   10.52   11.84   13.30   14.73   16.24   17.83    19.60    21.56    23.67    26.02  28.69         77
 10.12   11.44   12.94   14.57   16.18   17.83   19.60    21.56    23.67    26.02    28.57  31.55         78
 11.01   12.50   14.15   15.99   17.77   19.58   21.54    23.67    26.02    28.57    31.41  34.64         79
 12.01   13.70   15.56   17.62   19.52   21.54   23.67    26.02    28.57    31.41    34.53  38.08         80
 13.16   15.06   17.17   19.46   21.45   23.65   25.99    28.57    31.41    34.50    37.92  42.85         81
 14.47   16.59   18.97   21.38   23.55   25.96   28.54    31.38    34.50    37.88    41.64  48.24         82
 15.93   18.33   20.98   23.47   25.86   28.51   31.35    34.46    37.88    41.64    45.78  53.57         83
 17.60   20.26   23.23   25.77   28.39   31.32   34.43    37.84    41.60    45.73    50.27  59.45         84
 19.48   22.44   25.66   28.30   31.18   34.39   37.80    41.55    45.73    50.27    55.19  66.09         85
 21.63   24.93   28.18   31.09   34.25   37.72   41.51    45.64    50.22    55.19    60.68  72.00         86
 24.11   27.79   30.95   34.14   37.61   41.42   45.59    50.16    55.14    60.61    66.69  81.13         87
 26.90   30.86   33.99   37.49   41.29   45.49   50.06    55.08    60.55    66.62    73.23  90.64         88
 30.02   33.89   37.33   41.16   45.35   49.90   54.97    60.49    66.55    73.16    80.42  100.76        89
 33.52   37.21   40.99   45.21   49.75   54.79   60.36    66.42    73.08    80.34    88.40  109.94        90
 37.17   40.95   45.16   49.70   54.74   60.30   66.35    73.01    80.34    88.31    97.06  114.02        91
 40.95   45.12   49.70   54.74   60.24   66.28   72.93    80.25    88.22    97.06   106.59  122.83        92
 45.07   49.65   54.68   60.18   66.28   72.93   80.17    88.22    96.96   106.59   117.16  136.28        93
 49.65   54.62   60.18   66.21   72.86   80.17   88.22    96.96   106.59   117.16   128.64  153.46        94
 54.62   60.18   66.21   72.86   80.17   88.13   96.86   106.48   117.04   128.64   141.40  174.88        95
 59.55   65.87   72.63   80.09   88.13   96.86  106.48   116.92   128.51   141.40   155.11  195.08        96
 65.53   72.48   79.93   88.13   96.86  106.48  116.92   128.51   141.26   154.95   170.15  215.88        97
 72.26   79.84   88.13   96.86  106.48  116.92  128.51   141.26   154.95   169.98   186.45  217.88        98
 79.76   88.04   96.77  106.48  116.80  128.38  141.12   154.80   169.98   186.45   204.53  228.37        99
 88.04   96.77  106.48  116.80  128.38  141.12  154.80   169.98   186.45   204.53   224.13  245.85       100
 96.77  106.37  116.80  128.38  140.97  154.80  169.81   186.26   204.33   224.13   245.85  269.42       101
106.37  116.80  128.25  140.97  154.64  169.81  186.26   204.33   224.13   245.85   269.42  295.54       102
116.68  128.25  140.83  154.64  169.64  186.26  204.33   224.13   245.61   269.42   295.24  323.87       103
128.12  140.83  154.48  169.64  186.07  204.33  224.13   245.61   269.42   295.24   323.22  354.91       104
140.55  154.48  169.47  186.07  204.12  223.91  245.61   269.42   295.24   322.57   354.91  388.35       105
154.33  169.47  186.07  204.12  223.91  245.61  269.42   295.24   322.25   354.91   388.35  422.59       106
169.47  185.89  204.12  223.91  245.61  269.42  295.24   321.60   354.91   388.35   422.59  457.63       107
185.89  204.12  223.91  245.61  269.42  295.24  320.96   354.91   388.35   422.59   457.63  492.87       108
203.92  223.91  245.61  269.15  295.24  320.31  354.91   388.35   422.59   457.63   492.87  529.51       109
223.68  245.61  269.15  295.24  319.98  354.91  388.35   422.59   457.63   492.87   529.51  566.95       110
245.36  269.15  295.24  319.34  354.91  388.35  422.59   457.63   492.87   529.51   566.95  603.00       111
269.15  295.24  318.69  354.91  388.35  422.16  457.17   492.87   529.51   566.95   603.00  638.00       112
289.53  318.30  348.43  380.22  413.65  448.74  485.48   523.87   563.92   603.00   638.00  670.00       113
309.73  339.55  371.11  404.40  439.43  476.21  514.72   554.96   596.95   638.00   670.00  714.50       114
330.39  361.57  394.57  429.40  466.07  504.56  544.89   587.04   631.03   670.00   714.50  756.00       115
351.80  384.34  418.82  455.22  493.55  533.81  575.99   620.10   666.14   714.10   756.00  799.00       116
373.95  407.89  443.86  481.86  521.88  563.94  608.03   654.14   702.29   752.46   799.00  846.00       117
396.85  432.20  469.69  509.31  551.07  594.97  641.00   689.17   739.47   791.91   846.00  889.48       118
420.50  457.27  496.30  537.58  581.10  626.88  674.90   725.17   777.69   832.46   889.48  933.63       119
444.89  483.12  523.71  566.67  611.99  659.68  709.74   762.16   816.95   874.11   933.63  1000.00      120
470.03  509.72  551.90  596.57  643.73  693.38  745.51   800.14   857.25   916.85  1000.00  1000.00
495.92  537.10  580.89  627.30  676.32  727.96  782.22   839.09   898.58  1000.00  1000.00  1000.00
522.56  565.24  610.66  658.84  709.76  763.43  819.86   879.03  1000.00  1000.00  1000.00  1000.00
549.94  594.14  641.23  691.20  744.06  799.80  858.43  1000.00  1000.00  1000.00  1000.00  1000.00
577.32  623.04  671.8   723.56  778.36  836.17  897

               2001 Valuation Basic Table -- Female -- Smoker -- 1000qx (Age Nearest Birthday)
Issue                                                Duration
Age
          1       2       3       4       5       6       7       8       9      10      11      12      13      14
0
1
2
3                                                                                                              0.31
4                                                                                                      0.31    0.34
5                                                                                              0.30    0.33    0.37
6                                                                                      0.30    0.33    0.37    0.40
7                                                                              0.30    0.32    0.36    0.40    0.43
8                                                                      0.29    0.32    0.36    0.39    0.43    0.46
9                                                              0.29    0.31    0.35    0.39    0.41    0.46    0.49
10                                                     0.27    0.31    0.34    0.38    0.40    0.44    0.49    0.52
11                                             0.26    0.30    0.34    0.36    0.40    0.43    0.47    0.52    0.55
12                                     0.26    0.29    0.33    0.35    0.39    0.42    0.46    0.50    0.55    0.59
13                             0.26    0.29    0.31    0.34    0.38    0.40    0.45    0.49    0.53    0.58    0.63
14                     0.26    0.29    0.30    0.33    0.36    0.39    0.43    0.46    0.52    0.57    0.62    0.67
15             0.26    0.29    0.30    0.33    0.35    0.38    0.40    0.45    0.49    0.55    0.60    0.66    0.71
16     0.26    0.29    0.30    0.32    0.34    0.37    0.39    0.43    0.48    0.52    0.57    0.64    0.70    0.77
17     0.29    0.30    0.32    0.33    0.35    0.38    0.42    0.46    0.51    0.56    0.62    0.69    0.76    0.83
18     0.29    0.31    0.32    0.34    0.37    0.39    0.44    0.50    0.55    0.60    0.67    0.75    0.82    0.91
19     0.29    0.31    0.33    0.36    0.38    0.42    0.47    0.52    0.59    0.64    0.73    0.81    0.90    0.98
20     0.28    0.30    0.33    0.36    0.40    0.46    0.51    0.56    0.63    0.70    0.79    0.89    0.98    1.06
21     0.26    0.29    0.33    0.37    0.42    0.48    0.55    0.60    0.69    0.76    0.85    0.95    1.04    1.15
22     0.25    0.28    0.34    0.39    0.45    0.51    0.58    0.66    0.75    0.84    0.93    1.03    1.12    1.23
23     0.23    0.28    0.33    0.40    0.47    0.54    0.62    0.71    0.80    0.90    0.99    1.11    1.20    1.31
24     0.22    0.29    0.35    0.42    0.49    0.58    0.66    0.75    0.86    0.96    1.07    1.16    1.28    1.37
25     0.21    0.29    0.36    0.44    0.53    0.61    0.72    0.81    0.92    1.02    1.13    1.22    1.33    1.45
26     0.21    0.29    0.38    0.46    0.55    0.65    0.76    0.85    0.96    1.08    1.19    1.28    1.41    1.53
27     0.23    0.31    0.40    0.48    0.59    0.69    0.78    0.89    1.01    1.12    1.23    1.35    1.48    1.63
28     0.25    0.33    0.42    0.52    0.61    0.71    0.82    0.93    1.05    1.16    1.29    1.43    1.58    1.73
29     0.27    0.37    0.45    0.54    0.65    0.75    0.85    0.98    1.09    1.22    1.35    1.51    1.68    1.87
30     0.30    0.39    0.47    0.58    0.67    0.78    0.89    1.00    1.13    1.28    1.43    1.61    1.81    2.04
31     0.34    0.42    0.51    0.60    0.71    0.82    0.93    1.06    1.19    1.36    1.53    1.74    1.99    2.26
32     0.36    0.44    0.53    0.64    0.73    0.86    0.99    1.12    1.29    1.48    1.69    1.93    2.20    2.51
33     0.38    0.46    0.55    0.66    0.79    0.92    1.06    1.22    1.40    1.63    1.88    2.15    2.47    2.82
34     0.38    0.47    0.58    0.70    0.83    0.98    1.14    1.35    1.56    1.81    2.09    2.42    2.79    3.18
35     0.38    0.49    0.60    0.74    0.89    1.07    1.27    1.50    1.75    2.04    2.36    2.73    3.14    3.59
36     0.39    0.51    0.64    0.80    0.97    1.17    1.41    1.67    1.95    2.28    2.64    3.04    3.51    3.99
37     0.41    0.54    0.68    0.86    1.06    1.30    1.56    1.86    2.18    2.56    2.96    3.41    3.89    4.45
38     0.44    0.58    0.74    0.94    1.18    1.44    1.74    2.07    2.45    2.84    3.29    3.78    4.33    4.92
39     0.48    0.64    0.82    1.06    1.32    1.61    1.95    2.32    2.71    3.18    3.67    4.21    4.79    5.45
40     0.54    0.72    0.94    1.20    1.48    1.81    2.18    2.59    3.04    3.53    4.06    4.65    5.30    6.01
41     0.62    0.82    1.08    1.36    1.67    2.04    2.43    2.88    3.38    3.93    4.51    5.16    5.86    6.61
42     0.70    0.96    1.24    1.56    1.91    2.30    2.75    3.23    3.77    4.36    4.99    5.70    6.45    7.27
43     0.82    1.10    1.42    1.78    2.19    2.62    3.10    3.64    4.21    4.84    5.54    6.28    7.10    7.98
44     0.95    1.27    1.64    2.06    2.49    2.97    3.49    4.07    4.70    5.38    6.12    6.92    7.80    8.75
45     1.09    1.47    1.89    2.34    2.83    3.37    3.93    4.56    5.24    5.97    6.75    7.62    8.56    9.57
46     1.23    1.67    2.14    2.63    3.18    3.76    4.39    5.05    5.79    6.57    7.42    8.34    9.33   10.40
47     1.40    1.88    2.39    2.94    3.55    4.18    4.85    5.57    6.36    7.21    8.10    9.09   10.14   11.28
48     1.58    2.11    2.67    3.28    3.90    4.59    5.31    6.10    6.94    7.84    8.82    9.85   10.99   12.20
49     1.66    2.23    2.94    3.59    4.27    5.00    5.77    6.60    7.51    8.48    9.52   10.65   11.86   13.17

                                                                                                      Att
    15      16      17      18      19      20      21       22       23       24       25  Ultimate  Age
                  0.33    0.37    0.41    0.45    0.48     0.51     0.54     0.56     0.60  0.64      25
          0.32    0.36    0.40    0.44    0.48    0.51     0.54     0.56     0.59     0.62  0.68      26
  0.31    0.36    0.40    0.44    0.46    0.51    0.54     0.56     0.59     0.62     0.67  0.73      27
  0.34    0.38    0.42    0.46    0.49    0.53    0.56     0.59     0.62     0.67     0.72  0.77      28
  0.38    0.41    0.45    0.49    0.53    0.56    0.59     0.62     0.67     0.72     0.77  0.83      29
  0.41    0.45    0.48    0.53    0.56    0.59    0.62     0.67     0.72     0.77     0.83  0.86      30
  0.44    0.48    0.51    0.56    0.59    0.62    0.66     0.72     0.76     0.82     0.84  0.94      31
  0.47    0.51    0.54    0.59    0.62    0.66    0.72     0.76     0.82     0.84     0.92  1.00      32
  0.50    0.54    0.58    0.62    0.66    0.72    0.76     0.82     0.84     0.92     0.99  1.08      33
  0.53    0.58    0.62    0.66    0.70    0.76    0.82     0.84     0.92     0.99     1.07  1.17      34
  0.56    0.61    0.65    0.70    0.76    0.82    0.84     0.92     0.99     1.07     1.17  1.30      35
  0.61    0.65    0.69    0.74    0.82    0.84    0.92     0.98     1.06     1.15     1.28  1.40      36
  0.63    0.69    0.74    0.80    0.84    0.92    0.98     1.06     1.15     1.28     1.38  1.53      37
  0.67    0.74    0.80    0.84    0.92    0.98    1.06     1.15     1.28     1.38     1.50  1.60      38
  0.73    0.80    0.84    0.92    0.98    1.06    1.15     1.28     1.38     1.48     1.58  1.70      39
  0.78    0.84    0.92    0.98    1.06    1.15    1.28     1.37     1.47     1.57     1.69  1.80      40
  0.84    0.92    0.98    1.06    1.15    1.28    1.37     1.47     1.57     1.69     1.79  1.92      41
  0.92    0.98    1.06    1.15    1.28    1.37    1.47     1.57     1.69     1.79     1.91  2.07      42
  0.98    1.06    1.15    1.28    1.37    1.47    1.57     1.69     1.79     1.91     2.07  2.24      43
  1.06    1.15    1.28    1.37    1.47    1.57    1.69     1.79     1.91     2.07     2.24  2.45      44
  1.15    1.28    1.37    1.47    1.57    1.69    1.79     1.91     2.07     2.24     2.45  2.69      45
  1.25    1.36    1.46    1.57    1.68    1.79    1.91     2.07     2.24     2.45     2.69  2.96      46
  1.33    1.44    1.55    1.67    1.78    1.91    2.07     2.24     2.45     2.69     2.96  3.30      47
  1.41    1.52    1.63    1.77    1.91    2.07    2.24     2.45     2.69     2.96     3.30  3.74      48
  1.48    1.62    1.73    1.88    2.06    2.24    2.45     2.69     2.96     3.30     3.74  4.23      49
  1.56    1.71    1.85    2.02    2.23    2.45    2.69     2.96     3.30     3.74     4.23  4.77      50
  1.66    1.82    2.01    2.20    2.45    2.69    2.96     3.30     3.74     4.23     4.77  5.36      51
  1.78    1.97    2.18    2.42    2.69    2.96    3.30     3.74     4.23     4.77     5.36  6.00      52
  1.92    2.15    2.38    2.67    2.96    3.30    3.74     4.23     4.77     5.36     6.00  6.69      53
  2.10    2.35    2.66    2.96    3.30    3.74    4.23     4.77     5.36     6.00     6.69  7.43      54
  2.31    2.60    2.96    3.30    3.74    4.23    4.77     5.36     6.00     6.69     7.43  8.22      55
  2.57    2.92    3.30    3.74    4.23    4.77    5.36     6.00     6.69     7.43     8.22  9.06      56
  2.88    3.27    3.74    4.23    4.77    5.36    6.00     6.69     7.43     8.22     9.06  9.95      57
  3.23    3.69    4.19    4.77    5.36    6.00    6.69     7.43     8.22     9.06     9.95  10.81     58
  3.63    4.15    4.72    5.36    6.00    6.69    7.43     8.22     9.06     9.95    10.81  11.77     59
  4.09    4.68    5.31    6.00    6.69    7.43    8.22     9.06     9.95    10.81    11.77  12.76     60
  4.56    5.18    5.87    6.69    7.43    8.22    9.06     9.95    10.81    11.77    12.76  13.78     61
  5.05    5.72    6.46    7.43    8.15    9.06    9.95    10.81    11.77    12.76    13.78  14.94     62
  5.57    6.31    7.09    7.96    8.89    9.89   10.81    11.77    12.76    13.78    14.94  16.09     63
  6.14    6.93    7.77    8.68    9.67   10.73   11.72    12.76    13.78    14.94    16.09  17.30     64
  6.76    7.59    8.50    9.47   10.50   11.62   12.66    13.78    14.91    16.09    17.30  18.62     65
  7.44    8.33    9.29   10.31   11.40   12.57   13.69    14.87    16.09    17.30    18.62  20.03     66
  8.16    9.11   10.12   11.20   12.36   13.56   14.79    16.05    17.30    18.61    20.03  21.61     67
  8.94    9.95   11.03   12.18   13.38   14.65   15.94    17.24    18.57    20.00    21.58  23.35     68
  9.77   10.85   11.99   13.20   14.48   15.80   17.14    18.48    19.93    21.53    23.27  25.24     69
 10.64   11.79   13.02   14.30   15.63   17.01   18.36    19.82    21.44    23.19    25.13  27.35     70
 11.56   12.77   14.06   15.44   16.89   18.23   19.70    21.31    23.07    25.02    27.21  29.77     71
 12.51   13.80   15.18   16.64   18.20   19.55   21.17    22.94    24.88    27.07    29.58  32.44     72
 13.51   14.90   16.35   17.92   19.43   20.99   22.77    24.71    26.91    29.43    32.19  35.32     73
 14.58   16.06   17.63   19.32   20.90   22.55   24.44    26.69    29.20    31.98    35.01  38.47     74

             2001 Valuation Basic Table -- Female -- Smoker -- 1000qx (Age Nearest Birthday)
Issue                                                Duration
Age
          1       2       3       4       5       6       7       8       9      10      11      12      13      14
50     1.75    2.50    3.21    3.88    4.60    5.37    6.20    7.10    8.06    9.12   10.23   11.46   12.76   14.17
51     1.87    2.84    3.53    4.20    4.96    5.76    6.65    7.60    8.64    9.76   10.97   12.29   13.71   15.24
52     1.98    3.20    3.86    4.54    5.30    6.14    7.06    8.08    9.21   10.43   11.73   13.15   14.70   16.37
53     2.13    3.47    4.20    4.87    5.65    6.53    7.50    8.58    9.78   11.11   12.53   14.09   15.78   17.60
54     2.27    3.76    4.56    5.23    6.02    6.93    7.98    9.13   10.41   11.83   13.40   15.12   16.97   19.00
55     2.40    4.08    4.96    5.63    6.46    7.40    8.50    9.72   11.11   12.67   14.38   16.27   18.32   20.54
56     2.63    4.30    5.29    5.98    6.82    7.81    8.97   10.28   11.79   13.47   15.34   17.41   19.67   22.16
57     2.72    4.53    5.64    6.35    7.25    8.30    9.54   10.96   12.58   14.40   16.43   18.71   21.22   23.96
58     2.75    4.78    5.99    6.76    7.73    8.87   10.20   11.76   13.51   15.51   17.71   20.19   22.95   25.99
59     2.91    4.97    6.36    7.20    8.22    9.49   10.94   12.64   14.56   16.76   19.20   21.92   24.95   28.27
60     3.00    5.15    6.70    7.60    8.74   10.13   11.75   13.62   15.75   18.18   20.87   23.86   27.20   30.85
61     3.07    5.34    7.01    7.99    9.25   10.78   12.57   14.65   17.05   19.75   22.74   26.07   29.73   33.79
62     3.24    5.51    7.31    8.35    9.71   11.41   13.41   15.74   18.42   21.44   24.79   28.49   32.60   37.09
63     3.55    5.69    7.56    8.67   10.14   12.01   14.24   16.86   19.87   23.29   27.05   31.21   35.79   40.78
64     3.89    7.13    7.83    8.98   10.57   12.62   15.11   18.05   21.44   25.27   29.50   34.18   39.29   44.86
65     4.32    7.42    8.09    9.29   11.02   13.27   16.03   19.32   23.12   27.47   32.20   37.44   43.14   49.34
66     4.44    7.77    8.40    9.64   11.49   13.93   16.96   20.57   24.76   29.50   34.74   40.49   46.75   53.54
67     4.48    8.14    8.74   10.06   12.06   14.73   18.05   22.00   26.57   31.75   37.50   43.79   50.65   58.03
68     4.97    8.53    9.18   10.61   12.78   15.70   19.33   23.65   28.64   34.26   40.52   47.39   54.85   62.81
69     5.49    8.96    9.70   11.28   13.69   16.88   20.84   25.53   30.93   37.02   43.83   51.23   59.31   67.67
70     6.04    9.43   10.31   12.09   14.77   18.29   22.62   27.72   33.57   40.10   47.41   55.43   64.02   71.97
71     6.73    9.96   11.04   13.08   16.09   19.96   24.69   30.20   36.46   43.43   51.28   59.85   69.06   76.47
72     9.91   10.53   11.89   14.26   17.62   21.89   27.03   33.00   39.68   47.06   55.46   64.53   74.25   81.13
73    10.48   11.21   12.89   15.65   19.41   24.11   29.68   36.04   43.16   50.93   59.85   69.45   79.63   84.52
74    11.10   12.04   14.12   17.29   21.48   26.63   32.62   39.42   46.93   55.04   64.43   74.54   84.25   86.41
75    11.76   13.10   15.61   19.22   23.85   29.42   35.83   43.03   50.87   59.32   69.19   79.74   85.59   95.85
76    12.80   14.61   17.64   21.81   27.00   33.19   40.24   48.05   56.56   65.71   76.26   84.77   93.96   98.92
77    14.25   16.56   20.12   24.87   30.69   37.47   45.15   53.62   62.83   72.62   83.99   92.00   98.56  110.66
78    16.20   19.05   23.15   28.45   34.89   42.32   50.61   59.77   69.62   80.18   90.15   98.27  109.58  119.44
79    16.77   22.14   26.82   32.68   39.70   47.74   56.68   66.52   77.08   88.29   97.93  108.49  118.68  129.11
80    17.65   25.98   31.15   37.57   45.14   53.85   63.39   73.84   85.07   96.99  107.43  117.93  128.64  139.54
81    19.71   30.61   36.27   43.20   51.33   60.57   70.74   81.85   93.76  106.39  117.14  128.04  139.15  151.49
82    22.17   36.08   42.17   49.59   58.25   68.01   78.76   90.49  102.98  116.31  127.41  138.76  151.06  162.74
83    24.58   41.11   48.94   56.78   65.87   76.21   87.43   99.70  112.91  126.92  138.33  150.64  162.58  176.12
84    28.58   48.28   56.58   64.75   74.31   85.07   96.79  109.62  123.33  137.99  150.06  162.27  175.78  190.38
85    34.59   56.37   63.65   73.57   83.45   94.62  106.81  120.04  134.45  149.60  162.06  175.30  189.63  205.35
86    45.77   62.50   72.82   83.15   93.33  106.43  117.47  131.18  146.00  161.90  174.86  188.94  205.35  225.03
87    50.17   72.07   82.82   93.21  106.14  117.14  128.63  142.77  158.09  174.56  188.37  203.17  221.49  245.56
88    63.59   82.56   93.06  105.80  116.83  128.40  140.38  154.89  170.68  187.70  202.23  217.94  238.30  263.53
89    79.03   92.98  105.46  116.54  128.21  140.21  152.79  167.66  183.75  201.29  216.58  233.49  255.83  282.50
90    92.83  105.03  116.25  127.89  140.03  152.60  165.59  180.78  197.26  215.12  231.40  249.35  280.10  301.65
91   104.69  115.97  127.68  139.79  152.34  165.32  180.31  194.17  211.00  229.54  246.67  272.37  296.00  321.18
92   115.68  127.46  139.67  152.21  165.03  179.88  193.81  208.12  225.10  244.10  265.22  288.01  312.16  342.04
93   127.25  139.44  151.94  164.74  179.40  193.29  207.46  222.24  239.52  258.98  280.43  303.63  332.56  363.64
94   139.20  151.81  164.45  178.92  192.76  206.97  221.58  236.68  254.25  273.87  295.88  323.66  353.69  385.97
95   151.55  164.16  178.44  192.41  206.59  220.96  235.76  251.15  269.23  289.27  315.66  344.42  375.54  409.03
96   163.87  177.64  191.89  206.02  220.34  235.09  250.36  266.09  284.17  308.92  336.16  365.90  398.12  432.83
97   176.52  190.84  205.45  219.72  234.19  249.64  265.15  280.96  303.82  329.30  357.39  388.10  421.42  457.36
98   189.44  204.11  219.09  233.29  248.91  264.63  280.09  300.78  324.22  350.40  379.34  411.02  445.45  482.63
99   202.40  217.44  232.62  248.18  263.85  280.09  300.24  321.36  345.36  372.24  402.01  434.66  470.20  508.63
100  215.36  230.77  246.15  263.07  278.79  295.55  320.39  341.94  366.5   394.08  424.68  458.3   494.95  534.63

[2001 Valuation Basic Table -- Female -- Smoker -- 1000qx (Age Nearest Birthday) (ages 50 - 100) chart continued on this page]
                                                                                                          Att
    15      16      17      18      19      20      21       22       23       24       25  Ultimate      Age
 15.70   17.29   19.00   20.82   22.51   24.18   26.42    28.91    31.64    34.64    37.92  41.62     75
 16.89   18.63   20.48   22.46   23.94   26.15   28.61    31.32    34.26    37.51    41.05  45.06     76
 18.17   20.07   22.12   23.69   25.88   28.34   31.02    33.91    37.10    40.60    44.41  48.75     77
 19.58   21.67   23.44   25.62   28.04   30.71   33.62    36.71    40.15    43.91    48.03  52.71     78
 21.17   23.19   25.37   27.76   30.43   33.33   36.44    39.73    43.45    47.49    51.95  57.00     79
 22.96   25.10   27.49   30.13   33.04   36.19   39.50    42.98    46.98    51.36    56.14  61.60     80
 24.85   27.22   29.87   32.77   35.92   39.28   42.82    46.59    50.90    55.60    60.73  68.21     81
 26.95   29.58   32.48   35.67   39.08   42.68   46.56    50.74    55.13    60.18    65.64  75.39     82
 29.31   32.19   35.40   38.85   42.54   46.50   50.54    54.99    59.70    65.08    70.94  82.33     83
 31.93   35.13   38.62   42.41   46.44   50.37   54.81    59.55    64.64    70.37    76.65  89.79     84
 34.88   38.43   42.27   46.38   50.18   54.63   59.35    64.43    69.76    75.77    82.28  97.26     85
 38.21   42.12   46.32   50.01   54.45   59.15   64.21    69.52    75.61    81.48    89.55  103.32    86
 41.98   46.27   49.85   54.27   58.95   64.00   69.28    75.45    81.25    88.99    95.39  113.27    87
 46.19   49.68   54.09   58.80   63.82   69.05   75.30    80.97    88.49    94.77   101.91  123.15    88
 49.51   53.91   58.60   63.61   68.81   75.14   80.68    87.93    94.23   101.24   108.73  133.05    89
 53.73   58.40   63.39   68.57   74.99   80.46   87.37    93.61   100.56   108.57   116.37  140.84    90
 58.20   63.22   68.34   74.83   80.17   86.81   93.07    99.82   108.07   115.83   124.06  141.74    91
 63.00   68.10   74.68   79.89   86.31   92.45   99.14   107.33   115.20   123.37   132.07  148.21    92
 67.91   73.90   79.60   85.75   91.90   98.47  106.60   114.39   122.58   131.32   140.94  159.17    93
 72.96   78.69   84.81   91.29   97.79  105.69  113.49   121.70   130.45   140.35   150.04  173.34    94
 77.61   83.69   90.20   97.12  104.54  112.41  121.01   130.13   139.76   149.52   159.59  195.42    95
 82.44   88.90   95.85  103.15  111.06  119.43  128.94   139.17   149.00   159.16   172.24  215.44    96
 84.80   94.35  101.67  109.53  117.85  126.67  137.16   148.48   158.88   171.15   185.85  235.59    97
 87.24   99.95  107.74  115.98  124.84  134.20  145.89   158.45   170.06   183.80   202.91  234.92    98
 97.90  105.76  113.91  122.68  132.07  142.00  154.90   168.97   181.75   200.85   218.88  243.25    99
 99.28  112.83  121.92  131.48  141.61  154.33  164.30   179.88   196.92   215.60   236.03  258.65   100
111.74  121.06  130.88  141.22  153.91  163.98  179.02   195.80   214.16   234.24   256.19  279.94   101
120.30  130.29  140.83  153.48  163.83  178.51  195.05   213.14   233.11   254.71   278.05  303.22   102
129.70  140.44  152.91  163.67  178.17  194.30  212.52   232.22   253.48   276.70   301.75  328.08   103
140.05  152.48  163.36  177.83  193.74  211.50  231.54   252.74   275.89   300.56   327.11  354.91   104
152.06  163.21  177.32  192.99  210.47  229.97  252.25   275.08   299.97   326.78   354.91  388.35   105
162.89  176.97  192.25  209.45  228.40  250.04  274.81   299.68   326.46   354.91   388.35  422.59   106
176.46  191.69  208.22  226.83  247.82  271.85  299.09   326.14   354.91   388.35   422.59  457.63   107
190.94  207.19  225.48  246.59  270.23  296.72  325.81   354.91   388.35   422.59   457.63  492.87   108
206.17  225.03  246.59  270.23  296.13  324.52  354.91   388.35   422.59   457.63   492.87  529.51   109
225.03  246.59  270.23  296.13  324.52  354.91  388.35   422.59   457.63   492.87   529.51  566.95   110
246.59  270.23  296.13  324.52  354.91  388.35  422.59   457.63   492.87   529.51   566.95  603.00   111
270.23  296.13  324.52  354.91  388.35  422.16  457.17   492.87   529.51   566.95   603.00  638.00   112
290.40  318.94  348.43  380.22  413.65  448.74  485.48   523.87   563.92   603.00   638.00  670.00   113
310.35  339.55  371.11  404.40  439.43  476.21  514.72   554.96   596.95   638.00   670.00  714.50   114
330.39  361.57  394.57  429.40  466.07  504.56  544.89   587.04   631.03   670.00   714.50  756.00   115
351.80  384.34  418.82  455.22  493.55  533.81  575.99   620.10   666.14   714.10   756.00  799.00   116
373.95  407.89  443.86  481.86  521.88  563.94  608.03   654.14   702.29   752.46   799.00  846.00   117
396.85  432.20  469.69  509.31  551.07  594.97  641.00   689.17   739.47   791.91   846.00  889.48   118
420.50  457.27  496.30  537.58  581.10  626.88  674.90   725.17   777.69   832.46   889.48  933.63   119
444.89  483.12  523.71  566.67  611.99  659.68  709.74   762.16   816.95   874.11   933.63  1000.00  120
470.03  509.72  551.90  596.57  643.73  693.38  745.51   800.14   857.25   916.85  1000.00  1000.00
495.92  537.10  580.89  627.30  676.32  727.96  782.22   839.09   898.58  1000.00  1000.00  1000.00
522.56  565.24  610.66  658.84  709.76  763.43  819.86   879.03  1000.00  1000.00  1000.00  1000.00
549.94  594.14  641.23  691.20  744.06  799.80  858.43  1000.00  1000.00  1000.00  1000.00  1000.00
577.32  623.04  671.8   723.56  778.36  836.17  897

                                                                [Munich Re Logo]

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Automatic YRT
Reinsurance Agreement



between



Ameritas Life Insurance Corp.
Lincoln, Nebraska
     (hereinafter referred to as the "Ceding Company")



and



Munich American Reassurance Company
Atlanta, Georgia
     (hereinafter referred to as "Munich Re")



Effective     June 1, 2008
              ------------




Treaty #     3684
             ----
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TREATY #3684     MUNICH AMERICAN REASSURANCE COMPANY

TABLE OF CONTENTS                                                           PAGE
                                                                            ----

ARTICLE 1 - PREAMBLE...........................................................1
1.1     Parties to the Agreement...............................................1
1.2     Compliance.............................................................1
1.3     OFAC Compliance........................................................1
1.4     Good Faith.............................................................2
1.5     Construction...........................................................2
1.6     Entire Agreement.......................................................2
1.7     Severability...........................................................2
1.8     Non-waiver.............................................................2
1.9     Survival...............................................................2

ARTICLE 2 - DEFINITIONS........................................................3

ARTICLE 3 - AUTOMATIC REINSURANCE..............................................5
3.1     General Conditions.....................................................5
3.2     Policy Forms...........................................................5
3.3     New Business...........................................................5
3.4     Retained Amounts.......................................................6
3.5     Underwriting Guidelines................................................6
3.6     Material Change of Risk during Underwriting............................6

ARTICLE 4 - FACULTATIVE REINSURANCE............................................7

ARTICLE 5 - COMMENCEMENT OF LIABILITY..........................................8
5.1     Automatic Reinsurance..................................................8
5.2     Facultative Reinsurance................................................8

ARTICLE 6 - REINSURED RISK AMOUNT..............................................9
6.1     Life...................................................................9
6.2     Waiver of Premium......................................................9
6.3     Accidental Death Benefit...............................................9

ARTICLE 7 - PREMIUM ACCOUNTING AND REPORTING..................................10
7.1     Premiums..............................................................10
7.2     Payment of Premiums and Reporting.....................................10
7.3     Delayed Payment.......................................................10
7.4     Failure to Pay Premiums...............................................10
7.5     Premium Rate Guarantee................................................11

ARTICLE 8 - REDUCTIONS, TERMINATIONS AND CHANGES..............................12
8.1     Reductions and Terminations...........................................12
8.2     Increases.............................................................12
8.3     Risk Classification Changes...........................................13
8.4     Reinstatement.........................................................13
8.5     Nonforfeiture Benefits................................................13

ARTICLE 9 - CONVERSIONS, EXCHANGES, AND REPLACEMENTS..........................14
9.1     Conversions...........................................................14
9.2     Exchanges and Replacements............................................14

ARTICLE 10 - CLAIMS...........................................................15
10.1     Coverage.............................................................15
10.2     Notice...............................................................15
10.3     Proofs and Other Documentation.......................................15
10.4     Claims Questionnaire.................................................15
10.5     Claims Guidelines, Standards and Procedures..........................16
10.6     Amount and Payment of Reinsurance Benefits...........................16
10.7     Litigated Claims.....................................................17
10.8     Return of Premium Due to Misrepresentation or Suicide................18
10.9     Misstatement of Age or Gender........................................18

ARTICLE 11 - CREDIT FOR RESERVES..............................................19
11.1     Reserve Methodology and Reporting....................................19

ARTICLE 12 - RETENTION LIMIT CHANGES..........................................20

ARTICLE 13 - RECAPTURE........................................................21
13.1     Recapture Upon Increase in Ceding Company Retention..................21

ARTICLE 14 - GENERAL PROVISIONS...............................................22
14.1     Currency.............................................................22
14.2     Premium Tax..........................................................22
14.3     Inspection of Records................................................22
14.4     Interest Rate........................................................22
14.5     Other................................................................22

ARTICLE 15 - DAC TAX..........................................................23

ARTICLE 16 - OFFSET...........................................................24

ARTICLE 17 - INSOLVENCY.......................................................25
17.1     Insolvency of a Party to this Agreement..............................25
17.2     Insolvency of the Ceding Company.....................................25
17.3     Insolvency ofMunich Re...............................................26

ARTICLE 18 - ERRORS AND OMISSIONS.............................................27

ARTICLE 19 - DISPUTE RESOLUTION...............................................29

ARTICLE 20 - ARBITRATION......................................................30
20.1     Arbitration..........................................................30
20.2     Underwriting Arbitration.............................................31

ARTICLE 21 - CONFIDENTIALITY..................................................32
21.1     Privacy..............................................................32
21.2     Proprietary Information..............................................32
21.3     Unauthorized Disclosure..............................................33

ARTICLE 22 -TERMINAL ACCOUNTING AND SETTLEMENT................................35
22.1     Termination due to liquidation of the ceding company.................35
22.2     Termination due to ceding company's failure to pay premium...........36
22.3     recapture fee........................................................37

ARTICLE 23 - DURATION OF AGREEMENT............................................39

ARTICLE 24 - NOTICE...........................................................40

ARTICLE 25 - EXECUTION........................................................41
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TREATY #3684     MUNICH AMERICAN REASSURANCE COMPANY

EXHIBITS
A          Retention Limits of the Ceding Company
B          Plans Covered and Binding Limits
C          Forms, Manuals, and Issue Rules
D          Reinsurance Premiums
E          Self-Administered Reporting
F          Self-Administered Claim Reporting



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TREATY #3684     MUNICH AMERICAN REASSURANCE COMPANY

                                                            ARTICLE 1 - PREAMBLE

1.1  PARTIES TO THE AGREEMENT
     This is a YRT agreement for indemnity reinsurance (the "Agreement") solely between Ameritas Life Insurance Corp. of Lincoln, Nebraska (the "Ceding Company"), and Munich American Reassurance Company of Atlanta, Georgia ("Munich Re"), (singularly referred to as a "party" and collectively referred to as the "parties").

     The acceptance of risks under this Agreement will create no right or legal relationship between Munich Re and the insured, owner or beneficiary of any insurance policy or other contract of the Ceding Company. Munich Re shall not be liable for any claims, suits or actions as a result of any misconduct, negligence, fraud or criminal activity of any kind committed by the Ceding Company or its "Representatives" (as defined in Article 2).

     The Agreement will be binding upon the Ceding Company and Munich Re and their respective successors and assigns. Neither the Ceding Company nor Munich Re may assign its rights, duties, and obligations under this Agreement to any other party without the written consent of the other party.

     This Agreement is entered into in reliance upon the utmost good faith of the parties. Each party represents and warrants that, as of the date of this Agreement, the information supplied by it to the other party is complete and accurate. Each party has relied on such information in entering into this Agreement.

1.2  COMPLIANCE
     This Agreement applies only to the issuance of "Policies" (as defined in Section 3.1) by the Ceding Company in a U.S. jurisdiction in which it is properly licensed and where such issuance is in accordance with the applicable regulatory requirements. The Ceding Company represents that, to the best of its knowledge, it is in compliance with all state and federal laws applicable to the Policies reinsured under this Agreement. In the event that the Ceding Company is found to be in non-compliance with any law material to this Agreement, the Agreement will remain in effect and the Ceding Company will indemnify Munich Re for any direct loss Munich Re suffers as a result of the non-compliance, and will seek to remedy the non-compliance as soon as reasonably possible.

1.3  OFAC COMPLIANCE
     Notwithstanding 1.2 above, the parties represent that they are, and shall use commercially reasonable efforts to continue to be, in compliance with all laws, regulations, judicial and administrative orders applicable to the Policies as they pertain to the sanction laws administered by the U.S. Treasury Department's Office of Foreign Assets Control ("OFAC"), as such laws may be amended from time to time (collectively the "Laws"). Neither party shall be required to take action under this Agreement that would violate said Laws including, but not limited to, making any payments in violation of the Laws.

     Should either party discover or otherwise become aware that a prohibited transaction (as defined by the OFAC) has been entered into or a payment has been made in violation of the Laws, the party who first becomes aware of the violation of the Laws shall notify the

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TREATY #3684     MUNICH AMERICAN REASSURANCE COMPANY
     other party, and the parties shall cooperate in order to take all necessary corrective actions.

     The parties agree that such prohibited transaction shall be null, void and of no effect from its inception to the same extent as if the prohibited transaction had never been entered into. In such event, each party shall be restored to the position it would have occupied if the violation had not occurred, including the return of any payments received, unless prohibited by law.

1.4  GOOD FAITH
     Each of the parties hereby assumes a duty of acting in good faith and dealing fairly in the performance and enforcement of this Agreement.

1.5  CONSTRUCTION
     This Agreement will be construed in accordance with the laws of the state of Nebraska, without regard to its conflicts of law principles.

1.6  ENTIRE AGREEMENT
     This Agreement constitutes the entire agreement between the parties with respect to the Policies reinsured hereunder. There are no understandings between the parties other than as expressed in this Agreement. Any change or modification to this Agreement will be null and void unless made by written amendment to this Agreement and signed by both parties.

1.7  SEVERABILITY
     If any provision of this Agreement is determined to be invalid or unenforceable, such determination will not impair or affect the validity or the enforceability of the remaining provisions of this Agreement.

1.8  NON-WAIVER
     No act, delay, omission, course of dealing or prior transaction by or between the parties to this Agreement shall constitute a waiver of any right or remedy under this Agreement. No waiver of any right or remedy under this Agreement shall be construed to be a waiver of any other or subsequent right or remedy under this Agreement.

1.9  SURVIVAL
     All provisions of this Agreement shall survive its termination to the extent necessary to carry out the purpose of this Agreement or to ascertain and enforce the parties' rights or obligations hereunder existing at the time of termination.

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TREATY #3684     MUNICH AMERICAN REASSURANCE COMPANY

                                                         ARTICLE 2 - DEFINITIONS


AGREEMENT - shall have the meaning set forth in Section 1.1.

AGREEMENT TERMINATION DATE - shall have the meaning set forth in Article 23.

AUTOMATIC BINDING LIMITS - shall have the meaning set forth in Exhibit B and applied as provided for in Section 3.1.

BUSINESS DECISIONS - shall have the meaning as set forth in Section 3.5.

CER GUIDELINES - shall have the meaning set forth in Article 9.

CLAIM EXCEPTION - shall have the meaning set forth in Section 10.5.

CLAIM PROOFS - shall have the meaning set forth in Section 10.3.

CLAIMS PROCEDURES - shall have the meaning set forth in Section 10.5.

CONFIDENTIAL INFORMATION - Proprietary and Customer Information hereinafter together referred to as Confidential Information.

CONTESTABLE CLAIM - shall have the meaning set forth in Section 10.3.

CUSTOMER INFORMATION - is medical, financial, and other personal information concerning or related to proposed, current, and former policy owners, insureds, applicants, and beneficiaries of Policies issued by the Ceding Company.

DISCLOSER - shall have the meaning set forth in Section 21.3.

EFFECTIVE DATE - shall have the meaning set forth in Article 25.

ERROR - shall have the meaning set forth in Article 18.

LAWS - shall have the meaning set forth in Section 1.3.

LITIGATION EXPENSES - shall have the meaning set forth in Section 10.7.

MUNICH RE CLAIM QUESTIONNAIRE - shall have the meaning set forth in Section
10.4.

NEW BUSINESS - shall have the meaning as set forth in Section 3.3.

NON-CONTESTABLE CLAIM - shall have the meaning set forth in Section 10.3.

OFAC - shall have the meaning set forth in Section 1.3.

PARTY or PARTIES - shall have the meaning set forth in Section 1.1.

POLICY or POLICIES - shall have the meaning set forth in Section 3.1.

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TREATY #3684     MUNICH AMERICAN REASSURANCE COMPANY

PUNITIVE DAMAGES - shall have the meaning set forth in Section 10.7.

REMITTANCE DATE - shall have the meaning set forth in Section 7.3.

REPRESENTATIVES - means a party's directors, officers, employees, agents, affiliates, consultants, advisors, third party administrators or independent contractors.

STATUTORY INTEREST - shall have the meaning set forth in Section 10.6.

STATUTORY PENALTIES - shall have the meaning set forth in Section 10.7.

UNDERWRITING GUIDELINES - shall have the meaning set forth in Section 3.5.

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TREATY #3684     MUNICH AMERICAN REASSURANCE COMPANY

                                               ARTICLE 3 - AUTOMATIC REINSURANCE

3.1  GENERAL CONDITIONS

     The Ceding Company will automatically cede to Munich Re "New Business" (as defined in Section 3.3) on the life insurance policies, supplementary benefits, and riders listed in Exhibit B (individually, a "Policy" and collectively, the "Policies") issued on and after the effective date of this Agreement. The basis for the automatic reinsurance is shown in Exhibit B.

     Munich Re will automatically accept its share of the Policies up to the limits shown in Exhibit B, only if each of the following requirements, each of which is hereby deemed a condition precedent, has been fulfilled or performed:
     (a) the insured, at the time of the application, must be a permanent resident of the United States, the United States Protectorates, or Canada,
     (b) the Ceding Company keeps its full retention, as specified in Exhibit A, or otherwise holds its full retention on a life under previously issued in-force policies and applies its "Underwriting Guidelines" (as defined in Section 3.5) that it would have applied if the new Policy had fallen completely within its regular retention,
     (c) the Ceding Company applies its Underwriting Guidelines in accordance with Section 3.5 of this Article. In the absence of Underwriting Guidelines on any particular topic or condition or if the Underwriting Guidelines dictate that individual consideration is required, including but not limited to referrals to a medical doctor, the Ceding Company will make underwriting decisions in good faith, utilizing the care, skill and diligence with which a reasonably prudent underwriter would use in the same or similar circumstances ("Prudent Underwriting Judgment"), and
     (d) the total of the new ultimate amount of reinsurance required including contractual increases, and the amount already reinsured on that life under this Agreement and all other agreements between Munich Re and the Ceding Company, does not exceed the Automatic Binding Limits set forth in Exhibit B,
     (e) the total amount of life insurance in-force and applied for on the life with all companies, including any coverage to be replaced, does not exceed the Jumbo Limits set forth in Exhibit B, and
     (f) the application is on a life that has not been submitted facultatively to Munich Re or any other reinsurer within the last five
          (5) years, unless the reason for any prior facultative submission was solely for capacity that may now be accommodated within the terms of this Agreement.

3.2  POLICY FORMS

     The Ceding Company has provided Munich Re with all policy forms applicable to the Policies reinsured under this Agreement. The Ceding Company and Munich Re shall follow the procedures outlined in Article 8 regarding any proposed material change to the policy forms applicable to the Policies reinsured under this Agreement.

3.3  NEW BUSINESS

     New Business is a Policy on which (a) the Ceding Company has obtained complete and current underwriting evidence in accordance with its standard underwriting practices and guidelines on the full amount issued, including the highest face amount illustrated at

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TREATY #3684     MUNICH AMERICAN REASSURANCE COMPANY
     issue (b) the full normal commissions are paid by the Ceding Company, and
     (c) the suicide and contestable provisions apply from the Policy's effective date.

3.4  RETAINED AMOUNTS
     The Ceding Company may not reinsure on any basis any portion of the amount it has retained on the Policies reinsured under this Agreement, without the written consent of Munich Re.

3.5  UNDERWRITING GUIDELINES
     The parties hereby declare and agree that all Policies covered under this Agreement shall be issued in accordance with the Ceding Company's normal underwriting guidelines, standards and procedures ("Underwriting Guidelines") which are in effect on the effective date of this Agreement. The Ceding Company has provided the Underwriting Guidelines to Munich Re.

     Intentional decisions made by the Ceding Company to deviate from the Underwriting Guidelines in order to meet competition or to offer a better rating to place a case are "Business Decisions." Business Decisions are not eligible for automatic reinsurance unless such Business Decisions are made at the time of policy issuance and the Ceding Company pays, beginning at policy inception, reinsurance premiums that are based on the actual underwriting assessment that complies with its Underwriting Guidelines.

     The Ceding Company shall notify Munich Re within ninety (90) days of the effective date of any proposed material changes to the Underwriting Guidelines. If Munich Re agrees to the proposed changes in writing, such changes will become part of the Underwriting Guidelines. In the event Munich Re does not respond within thirty (30) days, Munich Re shall be deemed to have accepted such proposed changes. If Munich Re rejects such proposed changes in writing, such proposed changes shall not become part of the Underwriting Guidelines and shall not be applied to the Policies reinsured under this Agreement. The Ceding Company's Underwriting Guidelines are incorporated herein by reference and shall form an integral part of this Agreement.

     If there is a dispute between the parties regarding the appropriate application of the Ceding Company's Underwriting Guidelines or the exercise of Prudent Underwriting Judgment on a particular Policy, the parties shall resolve such dispute by utilizing the process set forth in Section 20.2 entitled Underwriting Arbitration.

3.6  MATERIAL CHANGE OF RISK DURING UNDERWRITING
     Should any medical, financial or other change occur following the completion of the application for insurance that materially affects the life to be insured or the amount at risk and if a Policy is subsequently issued by the Ceding Company which does not cover such material change in risk, no reinsurance coverage shall be provided under this Agreement for such Policy.

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TREATY #3684     MUNICH AMERICAN REASSURANCE COMPANY

                                             ARTICLE 4 - FACULTATIVE REINSURANCE



4.1 The Ceding Company may submit any application on a Policy identified in Exhibit B to Munich Re for its consideration on a facultative basis. Policies with amounts in excess of the Automatic Binding Limits must be submitted facultatively.

     The Ceding Company shall apply for reinsurance on a facultative basis by sending to Munich Re a mutually acceptable application for facultative reinsurance. In addition to the facultative application, the Ceding Company shall provide all underwriting evidence that is available for risk assessment including, but not limited to, copies of the application for insurance, medical examiners' reports, attending physicians' statements, inspection reports, and any other information bearing on the insurability of the risk. The Ceding Company also shall notify Munich Re of any outstanding underwriting requirements at the time of the facultative submission. Any subsequent information received by the Ceding Company that is pertinent to the risk assessment shall be immediately transmitted to Munich Re.

     After consideration of the facultative application and related information, Munich Re shall promptly inform the Ceding Company of its underwriting decision. If Munich Re makes an offer, the Ceding Company must accept Munich Re's offer within one hundred and twenty (120) days after its receipt of such offer. The Ceding Company shall accept Munich Re's offer by
     (i) written notification, or (ii) reporting such risk on the periodic reports it provides to Munich Re pursuant to Section 7.2 and Exhibit E.

     If the Ceding Company fails to accept Munich Re's offer as provided above within the one hundred and twenty (120) day period, then Munich Re's offer shall expire and no reinsurance coverage shall be effective on the risk.
     Article 18, Errors and Omissions, shall not apply to this article.

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TREATY #3684     MUNICH AMERICAN REASSURANCE COMPANY

                                           ARTICLE 5 - COMMENCEMENT OF LIABILITY



5.1  AUTOMATIC REINSURANCE
     For automatic reinsurance, Munich Re's liability for amounts ceded hereunder will commence at the same time as the Ceding Company's liability but not before the Effective Date of this Agreement.

5.2  FACULTATIVE REINSURANCE
     For facultative reinsurance, Munich Re's liability will commence at the same time as the Ceding Company's liability, provided that Munich Re has made a facultative offer and that offer was accepted, during the lifetime of the insured, in accordance with the terms of Article 4.

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TREATY #3684     MUNICH AMERICAN REASSURANCE COMPANY

                                               ARTICLE 6 - REINSURED RISK AMOUNT

6.1  LIFE
     The reinsured net amount at risk on the Policy is defined as the face amount ceded less the proportionate cash value at the beginning of the policy anniversary, multiplied by Munich Re's share as stated in Exhibit B

     Any change in the net amount at risk due to changes in the Policy's account value or cash value will be allocated proportionately between the Ceding Company and Munich Re.

6.2  WAIVER OF PREMIUM
     The reinsured proportion of disability waiver of premium benefit shall not be greater than the proportion reinsured on the corresponding life insurance benefit.

6.3  ACCIDENTAL DEATH BENEFIT
     Accidental death benefits are not reinsured under this Agreement.

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TREATY #3684     MUNICH AMERICAN REASSURANCE COMPANY

                                    ARTICLE 7 - PREMIUM ACCOUNTING AND REPORTING

7.1  PREMIUMS
     Reinsurance premium rates for Policies reinsured under this Agreement are shown in Exhibit D. The rates will be applied to the reinsured net amount at risk.

7.2  PAYMENT OF PREMIUMS AND REPORTING
     Reinsurance premiums are payable annually and in advance. The Ceding Company will calculate the amount of reinsurance premium due and, within thirty (30) days after the end of the month, will send Munich Re a report that contains the information in Exhibit E showing reinsurance premiums due for that period. If an amount is due Munich Re, the Ceding Company will remit that amount together with the report. If an amount is due the Ceding Company, Munich Re will remit such amount within twenty (20) days of receipt of the report.

     If a Policy or Policies are not reported accurately within one (1) year of the Policy issuance date, such Policy or Policies are not reinsured under this Agreement. However, upon request of the Ceding Company, Munich Re shall consider reinsuring such Policy or Policies on an automatic basis under this Agreement subject to available capacity. Article 18 shall not apply to this Section 7.2.

7.3  DELAYED PAYMENT
     Premium balances that remain unpaid for more than thirty (30) days after the Remittance Date will incur interest from the end of the reporting period. The Remittance Date is defined as thirty (30) days after the end of the reporting period. Interest will be calculated using the index specified in Section 14.4.

7.4  FAILURE TO PAY PREMIUMS
     The payment of reinsurance premiums is a condition precedent to the liability of Munich Re for reinsurance covered by this Agreement. In the event that reinsurance premiums are not paid within thirty (30) days of the Remittance Date, Munich Re may terminate this Agreement for both in-force and new business. If Munich Re elects to exercise its right of termination, it shall provide the Ceding Company thirty (30) days written notice of such termination.

     If all reinsurance premiums in arrears, including any that become in arrears during the thirty (30) day notice period, are not paid before the expiration of the notice period, this Agreement shall terminate and Munich Re shall be relieved of all liability for any Policies reinsured under this Agreement. Upon termination, the Ceding Company and Munich Re shall settle all amounts due and owing to the other party pursuant to the terminal accounting and settlement provision set forth in Section 22.2 of this Agreement.

     The Agreement may be reinstated, subject to approval by Munich Re, within thirty (30) days of the date of termination, and upon payment of all reinsurance premiums in arrears including any interest accrued thereon. Munich Re shall have no liability for any claims incurred between the date of termination and the date of the reinstatement of this Agreement. The right to terminate this Agreement shall not prejudice Munich Re's right to collect premiums for the period during which reinsurance was in-force prior to the expiration of the thirty (30) days notice.

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TREATY #3684     MUNICH AMERICAN REASSURANCE COMPANY

     The Ceding Company shall not force termination under the provisions of this Article solely to avoid the provisions regarding recapture in Article 13, or to transfer the Policies to another reinsurer.

7.5  PREMIUM RATE GUARANTEE
     Munich Re does not guarantee premiums for more than one (1) year, hence deficiency reserves are not required.

     Munich Re reserves the right to increase its reinsurance premium rates at any time after the one year. If Munich Re increases its rates, it shall give the Ceding Company ninety (90) days prior written notice of the change. Any increase applies only to reinsurance premiums due after the expiration of the notice period. The maximum reinsurance premiums are equal to the statutory valuation premiums for yearly renewable term insurance at the maximum interest rates and minimum mortality rates applicable at the policy issue date.

     If the Ceding Company raises its retail premiums on any block of in-force business reinsured under this Agreement following the initial retail premium guarantee period, Munich Re's reinsurance premium rates on that block of business shall automatically increase by a corresponding amount. The Ceding Company shall provide Munich Re with thirty (30) days notice of any such increase. The increase in reinsurance premiums shall become effective on the same date that the Ceding Company's increase in retail premiums becomes effective.

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TREATY #3684     MUNICH AMERICAN REASSURANCE COMPANY

                                ARTICLE 8 - REDUCTIONS, TERMINATIONS AND CHANGES

The Ceding Company shall notify Munich Re within ninety (90) days of the effective date of any proposed material change to the status, plan, or benefits or other material feature of a Policy reinsured under this Agreement. If Munich Re agrees to the proposed change in writing, Munich Re shall provide adjusted reinsurance coverage in accordance with the provisions of this Agreement. In the event that Munich Re does not respond within thirty (30) days, Munich Re shall be deemed to have accepted such change. If Munich Re rejects such proposed change, such proposed change shall not be reinsured under the Agreement, and Munich Re shall not provide adjusted reinsurance coverage.

8.1  REDUCTIONS AND TERMINATIONS
     In the event of the lapse or termination of a Policy or Policies reinsured under this Agreement, the Ceding Company will terminate the reinsurance on that life.

     In the event of the reduction of a Policy or Policies reinsured under this Agreement or any other agreement, the Ceding Company will, reduce reinsurance on that life. The reinsured amount on the life with all reinsurers will be reduced, effective on the same date, by the amount required such that the Ceding Company maintains its retention as defined under this Agreement.

     The reinsurance reduction will apply first to the Policy or Policies being reduced and then, on a chronological basis, to other reinsured policies on the life, beginning with the oldest policy. If a fully retained Policy on a life that is reinsured under this Agreement is terminated or reduced, the Ceding Company will reduce the existing reinsurance on that life by a corresponding amount, with the reinsurance on the oldest policy being reduced first. If the amount of reduction exceeds the risk amount reinsured, the reinsurance on the policy or policies will be terminated.

     Munich Re will refund any unearned reinsurance premiums net of allowances. However, the reinsured portion of any policy fee will be deemed earned for a policy year if the policy is reinsured during any portion of that policy year.

8.2  INCREASES

     (a)  NON-CONTRACTUAL INCREASES
          If the amount of insurance is increased as a result of a non-contractual change and the increase will be underwritten by the Ceding Company in accordance with its Underwriting Guidelines and the requirements set forth in Article 3.3, it will be considered New Business under this Agreement. Otherwise, the increase is not reinsured under this Agreement. Munich Re's prior written approval is required if the original Policy was reinsured on a facultative basis or if the new amount will cause the reinsured amount on the life to exceed either the Automatic Binding Limits or the Jumbo Limits shown in Exhibit B.

          Munich Re will assume its share of the entire amount in excess of the Ceding Company's applicable retention. Premiums for the additional reinsurance will be at the new-issue rate from the point of increase.

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     (b)  CONTRACTUAL INCREASES
          For Policies reinsured on an automatic basis, reinsurance of increases in amount resulting from contractual policy provisions including policies with increasing net amount at risk, if any, will be accepted only up to Munich Re's proportionate share of the Automatic Binding Limits shown in Exhibit B.

          For Policies reinsured on a facultative basis, reinsurance will be limited to the ultimate amount shown in Munich Re's facultative offer. Reinsurance premiums for contractual increases will be on a point-in-scale basis from the original issue age of the policy.

8.3  RISK CLASSIFICATION CHANGES
     If the policyholder requests a table rating reduction, removal of a flat extra or other risk classification change, the Ceding Company shall underwrite such change in compliance with its Underwriting Guidelines. Risk classification changes on facultative policies will be subject to Munich Re's prior written approval.

8.4  REINSTATEMENT
     If a Policy reinsured on an automatic basis is reinstated in accordance with its terms and in accordance with Ceding Company rules and procedures for reinstatement, Munich Re will, upon notification of reinstatement, reinstate the reinsurance coverage on such Policy. If a Policy reinsured on a facultative basis is reinstated by the policyholder, approval by Munich Re shall be required prior to the reinstatement of the reinsurance if the Ceding Company's regular reinstatement rules indicate that more evidence than a statement of good health is required.

     Upon reinstatement of the reinsurance coverage, the Ceding Company shall pay the contractual reinsurance premiums plus accrued interest for the period and at the interest rate for which it receives premiums in arrears to the same extent that the Ceding Company collects premiums and interest on such reinstated Policy.


8.5  NONFORFEITURE BENEFITS
     (a)  EXTENDED TERM
          If the original Policy lapses and extended term insurance is elected under the terms of the Policy, reinsurance will continue on the same basis as under the original Policy until the expiry of the extended term period.

     (b)  REDUCED PAID-UP
          If the original Policy lapses and reduced paid-up insurance is elected under the terms of the Policy, the amount reinsured shall be reduced.

          Reinsurance shall be reduced by the full amount of the reduction. The reinsurance premiums shall be calculated in the same manner as reinsurance premiums were calculated on the original Policy. If the amount of reduction exceeds the risk amount reinsured, the reinsurance on the Policy shall be terminated.

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                            ARTICLE 9 - CONVERSIONS, EXCHANGES, AND REPLACEMENTS

The parties hereby declare and agree that all Policies reinsured under this Agreement will be issued in accordance with the Ceding Company's normal standards and guidelines related to conversions, exchanges and replacements ("CER Guidelines") which are in effect on the effective date of this Agreement and have been provided to Munich Re. The Ceding Company shall notify Munich Re within ninety (90) days of the effective date of any proposed material change to the CER Guidelines. If Munich Re agrees to the proposed change in writing, then such change shall become a part of the CER Guidelines. In the event that Munich Re does not respond within thirty (30) days, Munich Re shall be deemed to have accepted such change. If Munich Re rejects such proposed change, such proposed change shall not become a part of the CER Guidelines and shall not be applied to Policies reinsured under this Agreement. The Ceding Company's CER Guidelines are incorporated herein by reference and shall form an integral part of this Agreement.

9.1  CONVERSIONS
     Munich Re shall continue to reinsure Policies resulting from the contractual conversion of any Policy reinsured under this Agreement, in an amount not to exceed the original amount reinsured hereunder. If the plan to which the original Policy is converting is reinsured by Munich Re, either under this Agreement or under another agreement, reinsurance premium rates for the resulting converted policy will be those contained in the agreement that covers the plan to which the original Policy is converting. However, if the new plan is not reinsured by Munich Re, reinsurance premiums for a Policy resulting from a contractual conversion will be agreed upon between the parties. Reinsurance premiums and any allowances for conversions will be on a point-in-scale basis from the original issue age of the Policy.

     If the conversion results in an increase in the risk amount, the increase will be underwritten by the Ceding Company in accordance with its Underwriting Guidelines and CER Guidelines. Munich Re will accept such increases, subject to the New Business requirements in Section 3.3 of this Agreement. Reinsurance premiums and any allowances for increased risk amounts will be first-year premiums at the agreed-upon premium rate.

9.2  EXCHANGES AND REPLACEMENTS
     A policy resulting from an internal exchange or replacement will be underwritten by the Ceding Company in accordance with its Underwriting Guidelines and its CER Guidelines. If the Ceding Company's CER Guidelines treat the Policy as New Business, then the reinsurance will also be considered New Business if the Policy meets the requirements for New Business set forth in Section 3.3 of this Agreement.

     In the event of an internal exchange, if the state in which a replacement Policy is issued requires waiver of the suicide or contestable provisions, then Munich Re will honor that obligation and waive suicide or contestable provisions.

     Munich Re's approval to exchange or replace the Policy will be required if the original policy was reinsured on a facultative basis.

     If the Ceding Company's Underwriting Guidelines and CER Guidelines do not treat the Policy as New Business, the exchange or replacement will continue to be ceded to Munich Re. The rates will be based on the original issue age, underwriting class and duration since the issuance of the original Policy.

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                                                             ARTICLE 10 - CLAIMS

10.1 COVERAGE

     Munich Re shall reimburse the Ceding Company, in accordance with the terms of this Agreement, for Munich Re's proportionate share of benefits on the Policies listed in Exhibit B of this Agreement and paid by the Ceding Company in accordance with the terms of the applicable Policies, the Ceding Company's Claims Procedures (as defined in Section 10.5 below) and the terms of this Agreement.

10.2 NOTICE

The Ceding Company shall notify Munich Re, as soon as reasonably possible, and no later than thirty (30) days after it receives a claim on a Policy reinsured under this Agreement. Additionally, the Ceding Company shall provide quarterly reports containing the information set forth in Exhibit F.

10.3 PROOFS AND OTHER DOCUMENTATION

     a. NON-CONTESTABLE CLAIMS. A "Non-Contestable Claim" is a claim for benefits that falls outside of the period of time during which the Ceding Company may challenge the validity of the Policy.

          (i) Upon the initial reporting of a Non-Contestable Claim, the Ceding Company shall provide Munich Re with the claimant's statement, the death certificate submitted at the time of claim, and a copy of the proof of payment by the Ceding Company ("Claim Proofs").

          (ii) Further, if the Non-Contestable Claim relates to a Policy for which Munich Re's net amount at risk is equal to or exceeds [$500,000.00] and the duration of the Policy is five (5) years or less, the Ceding Company shall promptly provide Munich Re with all other documentation maintained by the Ceding Company related to the claim and issuance of the Policy including, but not limited to, the underwriting file, the claims investigation file and the Policy file. Munich Re reserves the right to revise or adjust the aforementioned thresholds at any time for any reason.

     b. CONTESTABLE CLAIMS. A "Contestable Claim" is a claim for benefits that falls within the period of time during which the Ceding Company may challenge the validity of the policy. Upon the initial reporting of a Contestable Claim, the Ceding Company shall provide Munich Re with Claim Proofs and all other documentation held by the Ceding Company related to the claim and issuance of the Policy, including, but not limited to, the underwriting file, the claims investigation file and the Policy file.

10.4 CLAIMS QUESTIONNAIRE

     The Ceding Company has provided Munich Re with accurate and complete responses to all questions posed by Munich Re on its standard claims questionnaire ("Munich Re Claims Questionnaire"). The Munich Re Claims Questionnaire, including the Ceding Company's responses thereto, shall be incorporated by reference in and become a part of the Ceding Company's Claims Procedures (as defined in Section 10.5).

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10.5 CLAIMS GUIDELINES, STANDARDS AND PROCEDURES
     The Ceding Company's adherence to its claim guidelines, standards and procedures or its responses provided in the Munich Re Claims Questionnaire (collectively, "Claims Procedures"), is a condition precedent to the payment of any reinsurance benefits under this Agreement. The Ceding Company has provided a copy of the Claims Procedures to Munich Re, and the Ceding Company shall notify Munich Re within ninety (90) days of the effective date of any proposed material change to the Claims Procedures. If Munich Re agrees to the proposed change in writing, such change shall become part of the Claims Procedures. If Munich Re rejects such proposed change in writing, such proposed change shall not become part of the Claims Procedures and shall not be applied to claims under the Policies reinsured under this Agreement. The Ceding Company's Claims Procedures are incorporated herein by reference and shall form an integral part of this Agreement.

     Munich Re shall not be liable for any Claim Exception made by the Ceding Company related to any Policy reinsured under this Agreement. A "Claim Exception" is a decision made by the Ceding Company to deny or pay a claim that is (i) inconsistent or contrary to the terms of the applicable Policy,
     (ii) contrary to the Ceding Company's Claims Procedures, (iii) inconsistent with applicable law, or (iv) made solely to alleviate or reduce the Ceding Company's risk exposure as a result of misconduct or misjudgment by it or its Representatives.

10.6 AMOUNT AND PAYMENT OF REINSURANCE BENEFITS
     Except as otherwise set forth herein, the total reinsurance recoverable from all companies will not exceed the Ceding Company's total contractual liability on the Policy, less the amount retained. The maximum reinsurance benefit payable by Munich Re to the Ceding Company under this Agreement is the risk amount specifically reinsured with Munich Re. Munich Re will also pay its proportionate share of the amount of interest dictated by state statute ("Statutory Interest") that the Ceding Company pays on the death benefit proceeds unless payment was unreasonably delayed by the Ceding Company.

     The reinsurance benefit for an approved waiver of premium claim will be Munich Re's proportionate share of the annual gross premium waived on the policy. The Ceding Company will continue to pay the life reinsurance premium; however, it will not pay the reinsurance premium for the waiver benefit for the duration of the waiver claim period. Munich Re will pay waiver benefits annually regardless of the mode of premium payment specified in the policy.

     Unless otherwise set forth in this Agreement, the Ceding Company's contractual liability for Policies reinsured under this Agreement is binding on Munich Re and a decision made by the Ceding Company as to whether or not to deny or pay a claim in whole or in part is the Ceding Company's responsibility and rests solely within the Ceding Company's authority. Within a reasonable time following Munich Re's receipt of claim notice and Claim Proofs and other required documentation, Munich Re will adjudicate the claim for reinsurance benefits as appropriate. If Munich Re fails to pay its share of any claim, or reinsured expenses associated with any claim, within thirty (30) days after receipt of all requested information, then Munich Re shall pay interest on any past due amounts using the index specified in Section 14.4.

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10.7 LITIGATED CLAIMS
     The Ceding Company shall notify Munich Re of any litigation related to a claim under a reinsured Policy within five (5) business days of receipt of the initial complaint. Immediately following such notification, the Ceding Company shall provide Munich Re with all relevant information related to the claim in the litigation. Within ten (10) business days after receipt of all relevant information, Munich Re shall notify the Ceding Company in writing of its decision to participate or to decline to participate in the litigation. If Munich Re fails to provide such notification, then Munich Re shall be deemed to have elected to participate in the litigation.

     If Munich Re declines to participate in the litigation, Munich Re shall satisfy its obligation with respect to such claim by paying to the Ceding Company its full share of the reinsurance benefit, including accrued Statutory Interest as of the date on which Munich Re declines to participate in the litigation and the Ceding Company shall accept such payment as payment in full for Munich Re's liability regarding such claim. If Munich Re declines to participate in the litigation, Munich Re shall not share in any reduction or increase in liability.

     If Munich Re agrees to participate in the litigation, Munich Re shall reimburse the Ceding Company for its proportionate share of the Litigation Expenses (as defined below), and Munich Re shall share in any such reduction or increase in liability related to the outcome of such litigation. Munich Re's participation in any such increase or reduction will be determined in accordance with Munich Re's proportionate share. Litigation Expenses shall be submitted to Munich Re on a monthly basis.

     Throughout the litigation, the Ceding Company shall provide Munich Re with all information related to the litigation including, but not limited to, pleadings, interrogatories and depositions. If Munich Re discovers information that causes Munich Re to disagree with the Ceding Company's course of action with respect to a litigated claim, then Munich Re may opt out of the litigation, pay its full share of the reinsurance benefit plus its proportionate share of Statutory Interest and Litigation Expenses incurred as of the opt out date, and incur no further liability related to the claim including, but not limited to, any liability for any further Litigation Expenses.

     In no event shall Munich Re reimburse the Ceding Company for any Statutory Penalties, Compensatory Damages or Punitive Damages.

     For the purposes of this Section 10.7, the following definitions shall apply:

     "Compensatory Damages" are those amounts awarded to compensate for the actual damages sustained, and are not awarded as a penalty nor fixed in amount by statute.

     "Litigation Expenses" are the reasonable fees of third party consultants and outside legal advisors. Litigation Expenses do not include, and Munich Re will not reimburse the Ceding Company for, routine claim investigation and administration expenses including, but not limited to, the Ceding Company's home office expenses and compensation of the Ceding Company's employees or contract workers. Furthermore, Litigation Expenses do not include any expenses incurred by the Ceding Company arising out of conflicting claims of entitlement to policy benefits.

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     "Punitive Damages" are those damages awarded as a penalty the amount of which is neither governed nor fixed by statute.

     "Statutory Penalties" are those amounts awarded as a penalty but are fixed in amount by statute.

10.8 RETURN OF PREMIUM DUE TO MISREPRESENTATION OR SUICIDE
     If the Ceding Company returns premiums as a result of a misrepresentation of the insured or suicide, Munich Re shall return to the Ceding Company its pro-rata share of the reinsurance premium received on that Policy without applicable interest to the Ceding Company in lieu of any other benefit payable under this Agreement.

10.9 MISSTATEMENT OF AGE OR GENDER
     In the event of a change in the amount of the Ceding Company's liability on a Policy due to a misstatement of the insured's age or gender, the reinsured net amount at risk will be adjusted, subject to the terms of this Agreement, as though such revised liability had been in effect on the date reinsurance for such Policy commenced under Article 3 of this Agreement. Any difference in reinsurance premium as the result of such change will be settled without interest.

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                                                           ARTICLE 11 - RESERVES

11.1 RESERVE METHODOLOGY AND REPORTING
The parties intend that the Ceding Company be able to recognize the reinsurance ceded under this Agreement in its statutory financial statements filed in the Ceding Company's state of domicile. The parties agree to make all reasonable efforts to ensure that this is accomplished.

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TREATY #3684     MUNICH AMERICAN REASSURANCE COMPANY

                                            ARTICLE 12 - RETENTION LIMIT CHANGES

12.1 If the Ceding Company increases its maximum retention limits as shown in Exhibit A, it shall provide Munich Re with written notice of the proposed increase thirty (30) days in advance of its intended effective date.

     An increase to the Ceding Company's maximum retention limits shall not affect the reinsured Policies in-force except as specifically provided in this Agreement, and any proposed increase in the Ceding Company's retention related to New Business must be approved in writing by Munich Re prior to the effective date of such increase. Furthermore, unless agreed between the parties, an increase in the Ceding Company's retention schedule shall not affect an increase in the total risk amount that it may automatically cede to Munich Re.

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

                                                          ARTICLE 13 - RECAPTURE

13.1 RECAPTURE UPON INCREASE IN CEDING COMPANY RETENTION.

     Whenever the Ceding Company increases its maximum retention limits over the maximum retention limits set forth in Exhibit A, the Ceding Company has the option to recapture certain risk amounts. If the Ceding Company has maintained its maximum stated retention (not a special retention limit) for the plan and the insured's issue age, sex, and mortality classification, it may apply its increased retention limits to reduce the amount of reinsurance in-force as follows.
     (a) The Ceding Company must give Munich Re thirty (30) days written notice prior to the commencement of recapture.
     (b) The reduction of reinsurance on affected Policies will become effective on the policy anniversary date immediately following the notice of election to recapture; however, no reduction will be made until a Policy has been in-force for at least 20 years.
     (c) If any reinsured Policy is recaptured, all reinsured Policies eligible for recapture under the provisions of this Article must be recaptured up to the Ceding Company's new maximum retention limits in a consistent manner and the Ceding Company must increase its total amount of insurance on each reinsured life. The Ceding Company may not revoke its election to recapture for Policies becoming eligible at future anniversaries.

     If portions of the reinsured Policy have been ceded to more than one reinsurer, the Ceding Company must allocate the reduction in reinsurance so that the amount reinsured by each reinsurer after the reduction is proportionately the same as if the new maximum dollar retention limits had been in effect at the time of issue.

     The amount of reinsurance eligible for recapture is based on the current amount at risk as of the date of recapture. For a Policy issued as a result of exchange, conversion, or replacement, the recapture terms of the reinsurance agreement covering the original policy will apply, and the duration period for the purpose of recapture will be measured from the effective date of the reinsurance on the original policy.

     If there is a reinsured waiver of premium claim in effect when recapture takes place, Munich Re will continue to pay its share of the waiver claim until it terminates. Munich Re will not be liable for any other benefits, including the basic life risk, that are eligible for recapture. All such eligible benefits will be recaptured as if there were no waiver claim in effect.

     After the effective date of recapture, Munich Re shall not be liable for any reinsured Policies or portions of such reinsured Policies that should have been recaptured pursuant to this Section 13.1. Article 18, Errors and Omissions, shall not apply to this section.

     No recapture will be permitted if the Ceding Company has either obtained or increased stop loss reinsurance coverage as justification for the increase in retention limits.

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                                                 ARTICLE 14 - GENERAL PROVISIONS

14.1 CURRENCY
     All payments and reporting by both parties under this Agreement will be made in United States dollars.

14.2 PREMIUM TAX
     Munich Re shall not reimburse the Ceding Company for premium taxes.

14.3 INSPECTION OF RECORDS
     Munich Re, or its duly authorized Representatives, shall have the right at all reasonable times, for as long as liabilities remain outstanding under this Agreement, to inspect all books, electronic files, original papers, records, and all documents relating to the Policies reinsured under this Agreement including underwriting, claims processing, and administration records at either the office of the Ceding Company or through secure remote electronic access, at the option of Munich Re. If Munich Re inspects the records at the offices of the Ceding Company, the Ceding Company shall provide a reasonable workspace for the inspection and access to such records during regular business hours. Whether the inspection is conducted at the offices of the Ceding Company or remotely, the Ceding Company shall cooperate with and facilitate the inspection, and upon the request of Munich Re, shall make available to Munich Re such officers and employees of the Ceding Company as Munich Re may reasonable request to provide information concerning the reinsured business and the records inspected. Munich Re's right to inspect records includes access to records controlled or provided by third parties.

14.4 INTEREST RATE
     If, under the terms of this Agreement, interest is accrued on amounts due either party, such interest will be calculated using the 180 day Treasury rate as reported in the Wall Street Journal on the date the payment becomes due, except as it pertains to Article 10 and as outlined elsewhere in this Agreement.

14.5 OTHER
     Munich Re will not participate in gross annual premiums and policy fees paid by the policyholder, expense charges, cash values, accumulation fund amounts, dividends, nor any benefits not expressly referred to herein.

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                                                            ARTICLE 15 - DAC TAX

15.1 The parties to this Agreement agree to the following provisions pursuant to Section 1.848-2(g)(8) of the Income Tax Regulations under Section 848 of the Internal Revenue Code of 1986, as amended:

     (a) The term 'party' refers to either the Ceding Company or Munich Re, as appropriate.

     (b)  The terms used in this Article are defined by reference to Regulation
          Section 1.848-2.

     (c) The party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(1).

     (d) Both parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency, or as otherwise required by the Internal Revenue Service.

     (e) The Ceding Company will submit a schedule to Munich Re by May 1 of each year with its calculation of the net consideration for the preceding calendar year. This schedule of calculations will be accompanied by a statement signed by an officer of the Ceding Company stating that the Ceding Company will report such net consideration in its tax return for the preceding calendar year. Munich Re may contest such calculation by providing an alternative calculation to the Ceding Company in writing within thirty (30) days of Munich Re's receipt of the Ceding Company's calculation. If Munich Re does not so notify the Ceding Company within the required timeframe, Munich Re will report the net consideration as determined by the Ceding Company in Munich Re's tax return for the previous calendar year.

     (f) If Munich Re contests the Ceding Company's calculation of the net consideration, the parties will act in good faith to reach an agreement as to the correct amount within thirty (30) days of the date Munich Re submits its alternative calculation. If the Ceding Company and Munich Re reach an agreement on an amount of net consideration, each party will report the agreed upon amount in its tax return for the previous calendar year.

     (g) Both the Ceding Company and Munich Re represent and warrant that they are subject to United States taxation under either Subchapter L or Subpart F of Part III of Subchapter N of the Internal Revenue Code of 1986, as amended.

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                                                             ARTICLE 16 - OFFSET

Any undisputed debts or credits with respect to this Agreement, whether in favor of or against either Munich Re or the Ceding Company, are subject to recoupment and only the balance will be allowed or paid. In addition, any mutual debts or credits with respect to this Agreement or any other agreement between the parties may be offset and only the balance will be allowed or paid.

The rights of offset and recoupment shall not be affected or diminished because of the insolvency of either party. The intent of the parties is that recoupment and offset shall be permitted to the maximum extent allowed by law.

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TREATY #3684     MUNICH AMERICAN REASSURANCE COMPANY
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                                                         ARTICLE 17 - INSOLVENCY

17.1 INSOLVENCY OF A PARTY TO THIS AGREEMENT
     A party to this Agreement shall be deemed insolvent when it:

     (a) applies for or consents to the appointment of a receiver, rehabilitator, conservator, liquidator or statutory successor of its properties or assets; or

     (b)  is adjudicated as bankrupt or insolvent; or

     (c) files or consents to the filing of a petition in bankruptcy, seeks reorganization to avoid insolvency or makes formal application for any bankruptcy, dissolution, liquidation or similar law or statute; or

     (d) becomes the subject of an order to rehabilitate or an order to liquidate as defined by the insurance code of the jurisdiction of the party's domicile.

17.2 INSOLVENCY OF THE CEDING COMPANY

     In the event of the insolvency of the Ceding Company, all reinsurance payments due under this Agreement shall be payable directly to the liquidator, rehabilitator, receiver, or statutory successor of the Ceding Company, without diminution because of the insolvency, for those claims allowed against the Ceding Company by any court of competent jurisdiction or by the liquidator, rehabilitator, receiver or statutory successor having authority to allow such claims.

     In the event of insolvency of the Ceding Company, the liquidator, rehabilitator, receiver, or statutory successor shall give written notice to Munich Re of all pending claims against the Ceding Company on any Policies reinsured within a reasonable time after such claim is filed in the insolvency proceeding. While a claim is pending, Munich Re may investigate and interpose, at its own expense, in the proceeding where the claim is adjudicated, any defense or defenses that it may deem available to the Ceding Company or its liquidator, rehabilitator, receiver, or statutory successor.

     The expense incurred by Munich Re shall be chargeable, subject to court approval, against the Ceding Company as part of the expense of liquidation to the extent of a proportionate share of the benefit that may accrue to the Ceding Company solely as a result of the defense undertaken by Munich Re. Where two or more reinsurers are participating in the same claim and a majority in interest elect to interpose a defense or defenses to any such claim, the expense shall be apportioned in accordance with the terms of this Agreement as though such expense had been incurred by the Ceding Company.

     Munich Re shall be liable only for the amounts reinsured and shall not be or become liable for any amounts or reserves to be held by the Ceding Company on Policies reinsured under this Agreement.

     If, upon the liquidation of the Ceding Company, the liquidator, rehabilitator, receiver, or statutory successor of the Ceding Company elects to recapture all of the Policies reinsured under this Agreement and terminate the Agreement in its entirety, such

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     recapture and termination shall be subject to a terminal accounting and settlement as set forth in Section 22.1.

17.3 INSOLVENCY OF MUNICH RE
     In the event of Munich Re's insolvency, the Ceding Company may terminate the Agreement for future new business and shall notify Munich Re in writing of its intent. The parties agree to waive the notification period for this cancellation, and the effective date shall be no earlier than the effective date of Munich Re's insolvency.

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
                                               ARTICLE 18 - ERRORS AND OMISSIONS

In this section, "Error" means a clerical or administrative error or omission (other than an error in judgment) that is shown to be unintentional and the result or an oversight or misunderstanding.

For greater certainty, the following, while not an exclusive or exhaustive list, shall not be considered Errors:

     (a) any failure by the Ceding Company or its Representatives to comply with any condition precedents to automatic reinsurance coverage, including, but not limited to (i) residency requirements; (ii) retention requirements; (iii) appropriate application of Underwriting Guidelines; (iv) Automatic Binding Limits; (v) Jumbo limits; and facultative requirements;

     (b) any failure by the Ceding Company, or its Representatives to comply with the Ceding Company's requirements related to the approval, issuance or administration of a Policy including, but not limited to
          (i) the Ceding Company's Underwriting Guidelines and its use of prudent underwriting judgment, (ii) the Ceding Company's CER Guidelines, and (iii) the Ceding Company's Claims Procedures;

     (c) any failure by the Ceding Company to comply with Article 10 of this Agreement concerning claims;

     (d) any other failure by the Ceding Company to comply with any condition including, but not limited to, any failure to provide Munich Re with notice of an material changes to (i) the Ceding Company's Underwriting Guidelines, (ii) the Ceding Company's CER Guidelines, (iii) the Ceding Company's Claims Procedures, or (iv) any Policy;

     (e) facultatively submitted business for which the Ceding Company failed to notify Munich Re of the Ceding Company's acceptance of Munich Re's facultative offer pursuant to Article 4 of this Agreement; or

     (f)  repetitive Errors in administration or reporting by the Ceding
          Company;

If either Munich Re or the Ceding Company fails to comply with the terms of this Agreement and such failure is the result of an Error on the part of Munich Re or the Ceding Company, then such Error shall be corrected by restoring both Munich Re and the Ceding Company to the respective positions that they would have occupied had no such Error occurred; provided, however, nothing in this section shall operate or be construed:

     (a) to extend the liability of Munich Re beyond any of the limits specified in this Agreement or to extend the liability of Munich Re to cover any risk or class of insurance generally or specifically excluded from this Agreement;

     (b) to allow the Ceding Company to alter its retention on any Policy reinsured hereunder after the occurrence of a loss on such Policy; or

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     (c)  to impose any greater liability on Munich Re than would have attached if the Error had not occurred;

If it is not possible for both parties to be restored to the positions they would have occupied had the Error not occurred, then any financial consequences will be borne by the party that committed the Error.

The party first discovering any Error shall notify the other party in writing promptly upon its discovery, and the responsible party shall endeavor to correct such Error within ninety (90) days of its discovery. When an Error is discovered, the party who committed the Error will use all commercially reasonable efforts to (a) identify all other Errors of the same or similar nature through a review of records in its power, possession or control, and (b) avoid similar Errors in the future. Any monetary adjustments made between Munich Re and the Ceding Company to correct an Error will be made with interest as set forth in Section 14.4.

The acceptance of premiums by Munich Re in the event of an Error shall not establish liability on its part. Furthermore, this section shall not operate or be construed as a waiver by either party of its rights to enforce strictly the terms of this Agreement nor shall any resolution of an Error adopted by the parties set a precedent for the resolution of any other Error.

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                                                 ARTICLE 19 - DISPUTE RESOLUTION

Within thirty (30) days after either party provides the other party with written notification of a specific dispute, citing this Article and specifically describing the issue or issues to be resolved, each party shall appoint an active company officer who has authority to make decisions with respect to such issues. The officers shall discuss the issues and shall negotiate in good faith. During this negotiation process, all reasonable requests made by one officer to the other for information will be honored. The designated officers shall decide the specific format for such discussions.

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                                                        ARTICLE 20 - ARBITRATION

20.1 ARBITRATION

     It is the intention of Munich Re and the Ceding Company that the customs and practices of the life insurance and reinsurance industry will be given full effect in the operation and interpretation of this Agreement. If Munich Re and the Ceding Company cannot mutually resolve a dispute that arises out of or relates to this Agreement, and the dispute cannot be resolved through the dispute resolution process described in Article 19, the dispute shall be decided through arbitration. Such arbitration shall be conducted in accordance with the Federal Arbitration Act (9 U.S.C. Section 1 et seq.)

     To initiate arbitration, either the Ceding Company or Munich Re shall notify the other party in writing of its desire to arbitrate, stating the nature of its dispute and the remedy sought. The party to which the notice is sent shall acknowledge to the notification in writing within fifteen
     (15) days of its receipt.

     There shall be three arbitrators who shall be current or former officers of life insurance or life reinsurance companies other than the parties to this Agreement, their affiliates or subsidiaries and shall be from ARIAS-US Certified Arbitrators list available at www.ARIAS-US.org. Each of the parties shall appoint one of the arbitrators and these two arbitrators shall select the third. If either party refuses or neglects to appoint an arbitrator within sixty (60) days of the initiation of the arbitration, the other party may appoint the second arbitrator. If the two arbitrators do not agree on a third arbitrator within sixty (60) days of the appointment of the second arbitrator, then each arbitrator shall nominate three candidates within ten (10) days thereafter, two of whom the other shall decline, and the decision shall be made by drawing lots for the final selection.

     Once chosen, the arbitrators are empowered to select the site of the arbitration and decide all substantive and procedural issues by a majority of votes. As soon as possible, the arbitrators shall establish arbitration procedures as warranted by the facts and issues of the particular case. The arbitrators shall have the power to determine all procedural rules of the arbitration including but not limited to inspection of documents, examination of witnesses and any other matter relating to the conduct of the arbitration. The arbitrators may consider any relevant evidence; they shall weigh the evidence and consider any objections. Each party may examine any witnesses who testify at the arbitration hearing.

     The arbitrators shall base their decision on the terms and conditions of this Agreement and the customs and practices of the life insurance and reinsurance industries rather than on strict interpretation of the law. The decision of the arbitrators shall be made by majority rule and shall be submitted in writing. The decision shall be final and binding on both parties and there shall be no appeal from the decision. Either party to the arbitration may petition any court having jurisdiction over the parties to reduce the decision to judgment. The arbitrators may not award any exemplary or punitive damages.

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     Unless the arbitrators decide otherwise, each party shall bear the expense of its own arbitration activities, including its appointed arbitrator and any outside attorney and witness fees. The parties shall jointly and equally bear the expense of the third arbitrator and other costs of the arbitration.

     This Article will survive termination of this Agreement.

20.2 UNDERWRITING ARBITRATION

     Disputes involving the application of the Ceding Company's Underwriting Guidelines to a particular Policy shall be resolved through the following procedure.

     The parties shall appoint an underwriter who (1) has at least ten (10) years experience in life insurance or reinsurance underwriting; (ii) is independent from the parties; and (iii) is disinterested in the outcome of the dispute (the "Independent Underwriter").

     If the parties cannot agree on the appointment of the Independent Underwriter within thirty (30) days, each party shall nominate three underwriters qualified under the prior paragraph. Within ten (10) business days thereafter, each party shall then decline two of the other party's nominations. The Independent Underwriter shall be chosen from the remaining two nominations by drawing lots.

     Within twenty (20) days of the appointment of the Independent Underwriter, each party shall submit in writing to the Independent Underwriter its proposed resolution for the dispute in addition to supporting documentation. Supporting documentation shall be limited to this Agreement, the Ceding Company's Underwriting Guidelines and all information in the Ceding Company's underwriting file as of the date the relevant underwriting decision was made. Each party shall provide a copy of its proposed resolution and supporting documentation to the other party.

     Within 30 days of the date that the proposed resolutions are due to the Independent Underwriter, the Independent Underwriter shall make his or her determination and issue a written decision. The Independent Underwriter's decision shall take into consideration the documentation provided by both Parties, as well as the provisions of the Agreement.

     The decision of the Independent Underwriter shall be final and binding on both parties, and the parties shall share the costs of the Independent Underwriter on an equal basis.

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                                                    ARTICLE 21 - CONFIDENTIALITY

21.1 PRIVACY

     (a) As used in this Article 21, Customer Information is defined as medical, financial, and other personal information concerning or related to proposed, current, and former policy owners, insureds, applicants, and beneficiaries of policies issued by the Ceding Company.

     (b) Munich Re agrees to treat Customer Information provided by the Ceding Company as confidential, as prescribed under Federal and State laws and regulations related to privacy of information.

     (c) For the avoidance of doubt, notwithstanding any other provision of this Agreement, Munich Re may disclose Customer Information to its own directors, officers, employees, affiliates, and advisors (collectively the "Representatives") and, to the extent necessary or required, to its retrocessionaires, rating agencies, regulators, external auditors and MIB Group, Inc. (collectively "Applicable Third Parties") in the following circumstances:

          (i) to those who need to know such information in connection with the proper execution of this Agreement;
          (ii) as necessary to perform its internal risk-management functions and analysis;
          (iii) to an affiliated data center in connection with Munich Re's data management practices
          (iv) to the extent necessary to retrocede risks covered by this Agreement or otherwise comply with retrocessionaire requirements; and
          (v) as needed to perform or comply with other applicable audit functions or requirements.

     (d) Munich Re will take reasonable steps to ensure that its Representatives and Applicable Third Parties maintain the confidentiality of Customer Information.

     (e) Munich Re will furnish to the Ceding Company a copy of Munich Re's privacy policy upon request.

     (f) The obligations set forth in this Section 21.1 regarding privacy of Customer Information will survive the termination of this Agreement and remain in-force indefinitely or until Munich Re no longer has possession or control of any such Customer Information.

21.2 PROPRIETARY INFORMATION

     (a) The Ceding Company and Munich Re acknowledge that compliance with the terms of this Agreement may require the exchange of Proprietary Information, as defined herein.

     (b) As used in this Article 21, Proprietary Information is defined as all information or material that has or could have commercial value or utility and includes, but is not limited to, business plans, trade secrets, experience studies, underwriting manuals, guidelines and decisions, applications, policy forms, quote terms, actuarial data and assumptions, valuations, financial condition, and the specific

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     terms and conditions of this Agreement.

     (c)  Proprietary Information will not include information that:

          (i) is or becomes available to the general public other than as a result of disclosure by the party receiving the information (hereinafter the "Recipient");
          (ii) is developed independently by the Recipient;
          (iii) to an affiliated data center in connection with Munich Re's data management practices;
          (iv) is acquired by the Recipient from a third party that is, to the knowledge of the Recipient, not bound by confidentiality restrictions related to the information; or
          (v) was already within the possession of the Recipient, and not subject to a confidentiality agreement, prior to being furnished by the other party.

     (d) Munich Re and the Ceding Company shall hold all Proprietary Information received from the other party in confidence and, without the prior written consent of the Discloser, use or disclose such Proprietary Information solely for the purposes of evaluation and performance of this Agreement.

     (e) For the avoidance of doubt, notwithstanding any other provision of this Agreement, Munich Re may disclose Proprietary Information to its Representatives, Applicable Third Parties in the following circumstances:

          (i) to those who need to know such information in connection with the proper execution of this Agreement;
          (ii) as necessary to perform its internal risk-management functions and analysis;
          (iii) to the extent necessary to retrocede risks covered by this agreement or otherwise comply with retrocessionaire requirements; and
          (iv) as needed to perform or comply with other applicable audit functions or requirements.

     (f) The parties will take reasonable steps to ensure that their Representatives and Applicable Third Parties maintain the confidentiality of any such Proprietary Information.

     (g) Either party may disclose Proprietary Information when legally compelled to do so. In such event, the party so compelled will provide the other party with prompt notice of such prior to disclosure so that the other party may seek an appropriate remedy.

     (h)  The provisions set forth in this Article 21.2 shall survive for two
          (2) years following the termination of the last in-force policy reinsured under this Agreement.

21.3 UNAUTHORIZED DISCLOSURE
     The Recipient shall notify the party disclosing either Proprietary and/or Customer Information (the "Discloser") (Proprietary and Customer Information hereinafter together referred to as "Confidential Information") of any unauthorized access to or release of Confidential Information as soon as possible, but in no event later than three (3) business days following the identification of such access or release. The Recipient

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     agrees to cooperate fully with the Discloser in the investigation and handling of any authorized access to or release of Confidential
     Information.

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TREATY #3684     MUNICH AMERICAN REASSURANCE COMPANY
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                                 ARTICLE 22 - TERMINAL ACCOUNTING AND SETTLEMENT

22.1 TERMINATION DUE TO LIQUIDATION OF THE CEDING COMPANY

     (a) In the event that this Agreement is terminated for both in-force and new business pursuant to Section 17.2, a terminal accounting and settlement shall occur.

     (b) The "Terminal Accounting Date" will be the earliest of: (a) the effective date of termination of this Agreement, or (b) any other date mutually agreed by the parties in writing.

     (c)  The final settlement amount shall be determined as follows:

               A + B - C

               where,

          "A" is the unearned reinsurance premium as of the Terminal Accounting Date.;

          "B" is the amount of claims incurred but not reported as of the Terminal Accounting Date that is reported to Munich Re within ninety
          (90) days of the Terminal Accounting Date; and

          "C" is due, but unpaid reinsurance premium as of the Terminal Accounting Date.

     (d) Munich Re shall provide the calculation of the final settlement amount to the Ceding Company or its rehabilitator, receiver, or liquidator within one hundred twenty (120) days of the Terminal Accounting Date. The Ceding Company or its rehabilitator, receiver or liquidator shall have (sixty) 60 days from the date Munich Re provides the calculation and supporting data and information to review and validate it. In the event the Ceding Company or its rehabilitator, receiver or liquidator is not able to reasonably validate the calculation, then Munich Re or the Ceding Company or its rehabilitator, receiver or liquidator as the case may be, shall deposit the final settlement amount into escrow and proceed to cause an arbitration of the matter pursuant to Article 20 of this Agreement. Any amount so deposited shall be subject to adjustment as a result of arbitration.

     (e) If the Ceding Company or its rehabilitator, receiver, or liquidator validates the final settlement amount, it shall be paid on 181st day following the Terminal Accounting Date. In the event the final settlement amount is positive, Munich Re shall make payment to the Ceding Company or its rehabilitator, receiver or liquidator. In the event the final settlement amount is negative, the Ceding Company or its rehabilitator, receiver or liquidator shall make payment to Munich Re.

     (f) It is the intent of the parties that under all circumstances any payments determined to be due to either party under the Terminal Accounting and Settlement shall be fully and completely subject to offset as provided under the terms of this Agreement.

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     (g)  Upon completion of the settlement, Munich Re will be released from all its liabilities under the Agreement effective as of the Terminal Accounting Date, including but not limited to, the payment of any claim, benefit, or loss under the Agreement, notwithstanding the date any such claim, benefit, or loss may be incurred.

22.2 TERMINATION DUE TO CEDING COMPANY'S FAILURE TO PAY PREMIUM

     (a) In the event that this Agreement is terminated for both in-force and new business pursuant to Section 7.4 , terminal accounting and settlement shall occur.

     (b) The "Terminal Accounting Date" shall be the earliest of: (a) the effective date of termination of this Agreement, or (b) any other date mutually agreed by the parties in writing.

     (c)  The final settlement amount shall be determined as follows:

               (A + B) - (C + D)

               where,

          "A" is the unearned reinsurance premium as of the Terminal Accounting Date.

          "B" is the amount of claims incurred but not reported as of the Terminal Accounting Date that is reported to Munich Re within ninety
          (90) days of the Terminal Accounting Date.

          "C" is due, but unpaid reinsurance premium as of the Terminal Accounting Date.

          "D" is the recapture fee calculated pursuant to the formula set forth in Section 22.3.

     (d) Munich Re shall provide the calculation of the final settlement amount to the Ceding Company within one hundred twenty (120) days of the Terminal Accounting Date. The Ceding Company shall have sixty (60) days from the date Munich Re provides the calculation and supporting data and information to review and validate it. In the event the Ceding Company is not able to validate the calculation, then Munich Re or the Ceding Company shall deposit the final settlement amount into escrow and proceed to cause an arbitration of the matter pursuant to
          Article 20 of this Agreement. Any amount so deposited shall be subject to adjustment as a result of arbitration.

     (e) If the Ceding Company validates the final settlement amount, it shall be paid on 181st day following the Terminal Accounting Date. In the event the final settlement amount is positive, Munich Re shall make payment to the Ceding Company. In the event the final settlement amount is negative, the Ceding Company shall make payment to Munich Re.

     (f) Upon completion of the settlement, Munich Re will be released from all its liabilities under the Agreement effective as of the Terminal Accounting Date,

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     including but not limited to, the payment of any claim, benefit, or loss under the Agreement, notwithstanding the date any such claim, benefit, or loss may be incurred, and the Ceding Company will concurrently be relieved of its obligation to make any payments to Munich Re.

22.3 RECAPTURE FEE

A recapture fee equal to the following will be due to Munich Re:

     N is the current duration on a Policy.

     P equals the annual gross reinsurance premium on a Policy that is payable in the second policy year.

     R equals the minimum recapture duration as per ["Article 13 - Recapture"] of this Agreement. If there is no durational recapture right under this Agreement, then R is defined as 20.

     If the Recapture occurs, then the recapture fee on a Policy in duration N will be:

                    (P) * (100%- (100%/R)*N) + Embedded Value1

     No recapture fee is payable on a Policy after that policy reaches duration R-1.

1 The recapture charge will be 100% of the pre-tax Embedded Value2 of the business being recaptured, at the time of recapture, if positive. This charge shall be calculated by Munich Re using its Embedded Value assumptions (excluding expenses and income tax) and methodology used to create Munich Re's most recent publicly disclosed Embedded Value results. The calculation of Embedded Value will use required capital that maintains Munich Re's capital adequacy ratio at the level set forth in this Agreement.

A third party, independent actuarial consulting firm appointed by both parties (the "Independent Actuary") will be responsible for verifying the accuracy of the Embedded Value calculation, given the methodology and the assumptions used by Munich Re at the time of calculation. Munich Re shall provide the Independent Actuary with the Embedded Value assumptions immediately upon appointment and the Independent Actuary shall provide the parties with his or her report within twenty (20) business days.

Munich Re's Embedded Value assumptions shall only be disclosed to the Independent Actuary on a confidential basis for the sole purpose of verifying the calculation of the recapture charge. The Embedded Value assumptions will not be disclosed to the Ceding Company under any circumstances, including arbitration. All fees relating to this independent actuarial review are to be borne equally between the Ceding Company and Munich Re.

Should the Ceding Company exercise its option to recapture business reinsured under this Agreement and if the Independent Actuary concludes that a payment is required by a party, such party shall make payment to the other party within twenty (20) business days of receiving such report.

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Munich Re's Embedded Value results are externally reviewed by an independent actuary and publicly disclosed annually. In the event that Munich Re ceases to perform annual Embedded Value calculations, an alternative appropriate measure shall be used as agreed upon by the parties.

2 Embedded Value: The Embedded Value is defined as an actuarially determined estimate of the economic value of a life insurance operation excluding future
new business.   In determining the recapture charge stated above, the pre-tax
Embedded Value will be calculated prior to the inclusion of any expenses and future taxes payable by Munich Re.

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                                              ARTICLE 23 - DURATION OF AGREEMENT

23.1 This Agreement is indefinite as to its duration. The Ceding Company or Munich Re may terminate this Agreement with respect to the reinsurance of new business by giving thirty (30) days written notice of termination to the other party, sent by certified mail. The first day of the notice period is deemed to be the date the document is postmarked.

     During the notification period, the Ceding Company shall continue to cede and Munich Re shall continue to accept Policies reinsured under the terms of this Agreement. Reinsurance coverage on all reinsured Policies shall remain in-force until the termination or expiry of the policies or until the contractual termination of reinsurance under the terms of this Agreement, whichever occurs first.

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                                                             ARTICLE 24 - NOTICE

Any notice that is required or permitted to be given under this Agreement shall be given to the other party, in writing, and shall be (i) delivered personally,
(ii) sent by facsimile transmission, (iii) sent by courier or recognized overnight delivery service, or (iv) certified or registered U.S. mail, postage prepaid, to such party as follows:

If to the Ceding Company:
Ameritas Life Insurance Corp.
1876 Waycross Road
Cincinnati, Ohio 45240
Attention:  Guy DeLatour, 2nd Vice President
Fax number: 513-595-5418


If to Munich Re:
Munich American Reassurance Company
56 Perimeter Center East, N.E.
Atlanta, GA  30346-2290
Attention: Melinda Dressler, 2nd Vice President, Treaty
Fax number: 678-320-3529


Any such notice shall be deemed received when (i) so delivered personally, (ii) confirmed as sent by facsimile transmission, (iii) signed for when delivered by courier or recognized overnight delivery by certified or registered U.S. mail.

Either party may change the names or addresses where notice is given by providing notice to the other party of such change in accordance with this Article. An amendment signed by both parties for this change is not necessary.

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ARTICLE 25 - EXECUTION

25.1 This Agreement is effective as of June 1, 2008, and applies to all eligible Policies with issue dates on or after such date and to eligible Policies applied for on and after such date that were backdated for up to six (6) months to save age. The Parties, by their respective duly authorized officers, have executed this Agreement in duplicate, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.


Ameritas Life Insurance Corp.          Munich American Reassurance Company


By:     /s/ Dale Johnson          By:     /s/ Betty Neimy
-----------------------------     ----------------------------------
           (signature)                       (signature)

            Dale Johnson                      Betty Neimy
-----------------------------     ----------------------------------
     (print or type name)               (print or type name)

Title: Corporate Actuary          Title: Assistant VP, IL Marketing
-----------------------------     ----------------------------------

Date: 10/26/2010                  Date: 10/15/10
-----------------------------     ----------------------------------

Attest: Guy Delatour              Attest: Melinda Dressler
-----------------------------     ----------------------------------
       (signature)                   (signature)

Title:  2nd V.P.                  Title:  2nd VP, Treaty
-----------------------------     ----------------------------------

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                                                                       EXHIBIT A

RETENTION LIMITS OF THE CEDING COMPANY


A.1  LIFE INSURANCE - MAXIMUM LIMITS OF RETENTION

     (a)  SINGLE LIFE RETENTION

-------------------------------------------------------------------
          Preferred Plus                         Tables 5-16 (E-P)
            Preferred       Table 1 - 4 (A-D)     Flat Extra
            Standard        Flat Extra up to       $7.51 & up
Issue Age
-------------------------------------------------------------------
0-65       $2,000,000          $1,500,000            $500,000
-------------------------------------------------------------------
66-75       1,500,000           1,000,000             500,000
-------------------------------------------------------------------
76-80       1,000,000             500,000             250,000
-------------------------------------------------------------------
81-85         500,000             100,000                0
-------------------------------------------------------------------

     (b) [See attached "Survivor UL Retention Calculation" that describes how to calculate retention for Joint Life policies].


A.2  WAIVER OF PREMIUM DISABILITY BENEFITS:

     (a)  Flexible Premium Policies: $5,000 per month
     (b)  Fixed Premium Policies: Proportional to the life insurance retained

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                       SURVIVOR UL RETENTION CALCULATION

-----------------------------------------------------------------------------------------

Face Amount                                               (D)   A

-------------------- ---------------------- ------------------- -------------------------
                                                                B
Name
-------------------- ---------------------- ------------------- -------------------------
Age                                                             C
-------------------- ---------------------- ------------------- -------------------------
Sex
-------------------- ---------------------- ------------------- -------------------------
Rating                                                          D
-------------------- ------------------------------------------ -------------------------
Current Maximum
Retention                               (A)                     C
-------------------- ------------------------------------------ -------------------------
Previous Insurance
Retention                               (B)                     E
-------------------- ------------------------------------------ -------------------------
-------------------- ------------------------------------------ -------------------------
C - Determining current Retention:                              E: Amount to be reinsured
The GREATER of the single life "Maximum Retention" limit (A)
Less
The Greater of the single life "Previous Insurance Retained" (B)
-----------------------------------------------------------------------------------------

                                                                       EXHIBIT B

PLANS COVERED AND BINDING LIMITS

The Policies automatically reinsured under this Agreement is defined as follows.

B.1  POLICIES
     Policies issued in all states, except the state of New York on plans with effective dates within the applicable period shown below may qualify for automatic reinsurance under the terms of this Agreement.

                                                         COMMENCEMENT  *TERMINATION
PLAN IDENTIFICATION                 FORM NO.  BASIS NO.  DATE          DATE
----------------------------------  --------  ---------  ------------  ------------

Single Life Flexible                  3301               June 1, 2008
Premium UL

Benefit & Riders:

Total Disability Benefit             ATDB01              June 1, 2008
Rider

Term Insurance Rider-Other           ATIR01              June 1, 2008
Insured


Flexible Premium                      3365               June 1, 2008
Survivorship Life

Benefit & Riders:                    AEPR01              June 1, 2008
Estate Protection Rider

Policy Split Option Rider            APSR01              June 1, 2008

Term Insurance Rider-Other Insured   ATIR01              June 1, 2008

Total Disability Benefit Rider       ATDB01              June 1, 2008

--------------------------------------------------------------------------------
TREATY #3684     MUNICH AMERICAN REASSURANCE COMPANY

B.2  BASIS
     Munich Re's share will be the following percentages of the excess over the Ceding Company's retention specified in Exhibit A. This amount will not exceed Munich Re's share of the maximum Automatic Binding Limits specified in Exhibit B.3.

Single Life
-----------

Issue Age                        Munich Re's Share
---------                        -----------------

0-69                                    30%
70-85                                   40%

Joint Life
----------

Issue Age                         Munich Re"s Share
---------                         -----------------
0-85                                        30%


B.3  AUTOMATIC BINDING LIMITS
     (a)  Life

     -----------------------------------------------------------------
                Pool Maximum       Pool Maximum        Pool Maximum
               Preferred Plus    Tables 1-4 (A-D)    Tables 5-16 (E-P)
     Issue Age   Preferred       Flat Extras up to   Flat Extras $7.51
                 Standard              $7.50               & up
     -----------------------------------------------------------------
     0-65     $24,000,000          $18,000,000          $6,000,000
     -----------------------------------------------------------------
     66-75     18,000,000           12,000,000           6,000,000
     -----------------------------------------------------------------
     76-80     12,000,000            6,000,000           1,000,000
     -----------------------------------------------------------------
     81-85      2,000,000              100,000                   0
     -----------------------------------------------------------------

     The pool maximum automatic binding amounts above include the Ceding Company's retention.

     (b)  Waiver of Premium Disability Benefits: Not reinsured

     (c) Total Disability Benefit Rider (TD): The Ceding Company shall retain the first $60,000 of annual premium ($5,000 per month). The Ceding Company's maximum TD is 1% of the face amount not to exceed the planned premium. The maximum TD that the Ceding Company can issue automatically is $2,880,000 (pool total plus Ceding Company's retention). Munich Re's share will be based on the percentages noted in section B.2 in excess of the Ceding Company's retention.

--------------------------------------------------------------------------------
TREATY #3684     MUNICH AMERICAN REASSURANCE COMPANY

B.4  JUMBO LIMITS
     The Ceding Company will not cede any risk automatically if the total amount in-force and applied for on the life with all insurance companies, including any amount to be replaced, exceeds the applicable amounts shown below. (a) Life with or without waiver:

------------------------------------------------------------------------------
Ages    Standard thru Table 4    Table 5 thru Table 8   Table 9 thru Table 16
------------------------------------------------------------------------------
0-80       $50,000,000                $50,000,000           $50,000,000
------------------------------------------------------------------------------
81-85       30,000,000                 30,000,000               -0-
------------------------------------------------------------------------------


B.5  ACCELERATED  DEATH  BENEFIT  RIDER
     Munich Re will not participate in any acceleration of death benefits. Instead, Munich Re will pay its share of the net amount at risk upon the death of the insured.

B.6 INCREASING NET AMOUNT AT RISK (including but not limited to Return of Premium Death Benefit Option, Increasing Term Riders, Cost of Living Adjustment Riders):

     Not Applicable

--------------------------------------------------------------------------------
TREATY #3684     MUNICH AMERICAN REASSURANCE COMPANY

                                                                       EXHIBIT C


FORMS, MANUALS, AND ISSUE RULES


--------------------------------------------------------------------------------
TREATY #3684     MUNICH AMERICAN REASSURANCE COMPANY

                                                                       EXHIBIT D

REINSURANCE PREMIUMS

D.1  LIFE
     Plans covered under this Agreement will be reinsured on a YRT basis.

     (a)  SINGLE LIFE, TERM INSURANCE RIDER-OTHER INSURED
The premium basis for reinsurance ceded will be based on the following percentages of the attached 2001 Valuation Basic Select and Ultimate Tables, Gender Distinct and Smoker Distinct, Age Nearest Birthday.

             Class                         1     2 on
             -----                        --     ----
     Male
             Preferred Plus Non-Tobacco   [*]      [*]
             Preferred Non-Tobacco        [*]      [*]
             Select Non-Tobacco           [*]      [*]
             Standard Non-Tobacco         [*]      [*]
             Preferred Tobacco            [*]      [*]
             Standard Tobacco             [*]      [*]
     Female
             Preferred Plus Non-Tobacco   [*]      [*]
             Preferred Non-Tobacco        [*]      [*]
             Select Non-Tobacco           [*]      [*]
             Standard Non-Tobacco         [*]      [*]
             Preferred Tobacco            [*]      [*]
             Standard Tobacco             [*]      [*]

Reinsurance premiums will be payable up to attained age 120.

     (b) SURVIVORSHIP LIFE, ESTATE PROTECTION RIDER, TERM INSURANCE RIDER-OTHER INSURED
The premium basis for reinsurance ceded will be based on the following percentages of the attached 2001 Valuation Basic Select and Ultimate Tables, Gender Distinct and Smoker Distinct, Age Nearest Birthday and using Frasier's Exact Age Method.

     Class                                1     2 on
     -----                               --     ----
     Preferred Plus Non-Tobacco          [*]      [*]
     Preferred Non-Tobacco               [*]      [*]
     Select Non-Tobacco                  [*]      [*]
     Standard Non-Tobacco                [*]      [*]
     Preferred Tobacco                   [*]      [*]
     Standard Tobacco                    [*]      [*]

      (a [*] minimum rate will apply after the first duration)

For one life uninsurable on the Survivorship plan, single life rates will be used for the insurable life. The insurable life should not be rated more than Table 8.

Reinsurance premiums will be payable up to attained age 120.

--------------------------------------------------------------------------------
TREATY #3684     MUNICH AMERICAN REASSURANCE COMPANY

D.2  AGE BASIS
     Age Nearest

D.3  POLICY FEES
     Munich Re will not participate in any policy fees.

D.4  RECAPTURE PERIOD
     [*]

D.5  SUBSTANDARD RATINGS
     Premiums will be based on the standard rate increased by an extra [*] per table of assessed rating.

     Percentages are the same as those for standard life coverage.

D.6  FLAT EXTRAS
     The total premium remitted to Munich Re will include the following percentages of the policy annual flat extra premiums.

Type of Flat Extra Premium     First Year     Renewal
--------------------------     ----------     -------
Temporary (1-5 years)              [*]          [*]
Permanent (6 years & greater)      [*]          [*]

D.7  RIDERS AND BENEFITS
     Total Disability Benefit Rider
     Reinsurance premiums will be [*] of the Ceding Company's premiums, as shown in this Exhibit, in the first policy year and [*] in renewal years.

     Policy Split Option Rider
     There is no reinsurance premiums due for the split option rider until it is exercised. Once exercised, the following percentages of the 2001 Valuation Basic Select and Ultimate Tables, Gender Distinct and Smoker Distinct, Age Nearest Birthday Single Life rates shall apply on a point-in-scale basis:

                               First Year          Renewal Years
                               ----------          -------------
                                   [*]                   [*]

--------------------------------------------------------------------------------
TREATY #3684     MUNICH AMERICAN REASSURANCE COMPANY

                 2001 Valuation Basic Table -- Male -- Nonsmoker -- 1000qx (Age Nearest Birthday)
Issue                                                Duration
Age
          1       2       3       4       5       6       7       8       9      10      11      12      13      14
0
1
2
3                                                                                                              0.58
4                                                                                                      0.58    0.68
5                                                                                              0.57    0.68    0.76
6                                                                                      0.57    0.68    0.76    0.82
7                                                                              0.57    0.68    0.76    0.82    0.83
8                                                                      0.56    0.68    0.76    0.81    0.82    0.82
9                                                              0.56    0.68    0.76    0.81    0.81    0.81    0.81
10                                                     0.56    0.67    0.76    0.80    0.80    0.80    0.80    0.80
11                                             0.56    0.67    0.76    0.79    0.79    0.79    0.79    0.79    0.80
12                                     0.56    0.67    0.76    0.78    0.78    0.78    0.78    0.78    0.79    0.81
13                             0.56    0.67    0.76    0.77    0.77    0.77    0.77    0.77    0.79    0.80    0.83
14                     0.56    0.67    0.76    0.77    0.77    0.77    0.77    0.77    0.77    0.79    0.82    0.83
15             0.56    0.67    0.76    0.76    0.76    0.76    0.76    0.76    0.76    0.78    0.80    0.83    0.83
16     0.56    0.67    0.75    0.75    0.75    0.75    0.75    0.75    0.75    0.76    0.78    0.81    0.82    0.83
17     0.67    0.74    0.74    0.74    0.74    0.74    0.74    0.74    0.75    0.77    0.78    0.80    0.80    0.80
18     0.73    0.73    0.73    0.73    0.73    0.73    0.73    0.73    0.75    0.75    0.76    0.77    0.77    0.79
19     0.70    0.70    0.70    0.70    0.70    0.70    0.70    0.72    0.72    0.72    0.73    0.73    0.74    0.77
20     0.66    0.66    0.66    0.66    0.66    0.67    0.67    0.68    0.68    0.68    0.69    0.70    0.72    0.76
21     0.60    0.60    0.60    0.60    0.61    0.62    0.63    0.63    0.64    0.65    0.66    0.69    0.72    0.77
22     0.55    0.55    0.55    0.56    0.58    0.58    0.59    0.60    0.60    0.63    0.65    0.68    0.72    0.79
23     0.49    0.49    0.51    0.53    0.55    0.56    0.57    0.58    0.59    0.62    0.65    0.68    0.74    0.81
24     0.43    0.44    0.48    0.51    0.54    0.55    0.56    0.58    0.60    0.63    0.67    0.71    0.77    0.85
25     0.35    0.40    0.46    0.51    0.53    0.55    0.57    0.58    0.62    0.66    0.70    0.75    0.82    0.91
26     0.32    0.39    0.46    0.52    0.54    0.56    0.57    0.61    0.64    0.69    0.74    0.80    0.88    0.99
27     0.30    0.39    0.46    0.53    0.56    0.57    0.61    0.64    0.68    0.74    0.80    0.87    0.96    1.09
28     0.30    0.39    0.47    0.53    0.57    0.60    0.63    0.68    0.73    0.79    0.87    0.96    1.06    1.20
29     0.29    0.39    0.48    0.54    0.60    0.63    0.68    0.73    0.78    0.87    0.96    1.06    1.17    1.30
30     0.28    0.39    0.47    0.55    0.62    0.68    0.73    0.78    0.86    0.95    1.04    1.14    1.26    1.42
31     0.27    0.38    0.47    0.55    0.63    0.71    0.78    0.84    0.91    0.99    1.09    1.22    1.38    1.57
32     0.26    0.36    0.47    0.55    0.64    0.72    0.80    0.87    0.94    1.02    1.14    1.31    1.53    1.76
33     0.27    0.38    0.48    0.58    0.67    0.76    0.85    0.91    0.98    1.07    1.21    1.42    1.68    1.92
34     0.29    0.39    0.51    0.60    0.71    0.80    0.90    0.97    1.05    1.16    1.34    1.57    1.83    2.09
35     0.31    0.41    0.52    0.63    0.73    0.84    0.94    1.04    1.15    1.30    1.49    1.72    1.98    2.24
36     0.32    0.43    0.54    0.65    0.77    0.87    0.99    1.14    1.29    1.47    1.66    1.89    2.15    2.43
37     0.34    0.44    0.56    0.67    0.78    0.91    1.07    1.26    1.45    1.63    1.82    2.03    2.31    2.63
38     0.37    0.49    0.61    0.71    0.83    0.98    1.18    1.40    1.61    1.79    1.97    2.20    2.49    2.82
39     0.40    0.54    0.66    0.77    0.90    1.08    1.32    1.54    1.76    1.94    2.13    2.38    2.70    3.06
40     0.43    0.58    0.71    0.83    0.99    1.21    1.46    1.70    1.89    2.09    2.32    2.62    2.96    3.34
41     0.45    0.63    0.79    0.94    1.12    1.36    1.62    1.84    2.06    2.29    2.57    2.91    3.28    3.69
42     0.48    0.70    0.89    1.06    1.26    1.50    1.76    2.00    2.25    2.53    2.86    3.23    3.64    4.13
43     0.51    0.73    0.95    1.14    1.35    1.59    1.87    2.14    2.44    2.76    3.13    3.56    4.08    4.62
44     0.54    0.78    1.00    1.20    1.41    1.68    1.99    2.33    2.65    3.01    3.41    3.98    4.56    5.10
45     0.60    0.84    1.05    1.26    1.51    1.80    2.16    2.53    2.92    3.29    3.79    4.46    5.03    5.52
46     0.65    0.88    1.09    1.32    1.61    1.97    2.37    2.80    3.22    3.67    4.26    4.93    5.48    5.97
47     0.71    0.92    1.14    1.41    1.75    2.14    2.60    3.08    3.55    4.12    4.72    5.37    5.92    6.59
48     0.77    0.99    1.24    1.54    1.89    2.31    2.81    3.35    3.89    4.56    5.14    5.80    6.46    7.35
49     0.81    1.08    1.37    1.69    2.06    2.50    3.03    3.65    4.22    4.88    5.55    6.33    7.21    8.27

[2001 Valuation Basic Table -- Male -- Nonsmoker -- 1000qx (Age Nearest Birthday) (ages 0 - 49) chart continued on this page]
                                                                                                          Att
    15      16      17      18      19      20      21       22       23       24       25  Ultimate      Age
                  0.66    0.77    0.83    0.85    0.85     0.85     0.85     0.85     0.85  0.86          25
          0.63    0.73    0.81    0.84    0.85    0.85     0.85     0.85     0.85     0.86  0.89          26
  0.60    0.70    0.78    0.83    0.84    0.85    0.85     0.85     0.85     0.86     0.88  0.93          27
  0.68    0.76    0.82    0.84    0.85    0.85    0.85     0.85     0.86     0.87     0.90  0.91          28
  0.76    0.82    0.84    0.85    0.85    0.85    0.85     0.86     0.87     0.88     0.88  0.88          29
  0.82    0.84    0.85    0.85    0.85    0.85    0.86     0.86     0.86     0.86     0.86  0.86          30
  0.84    0.84    0.84    0.84    0.84    0.84    0.84     0.84     0.84     0.84     0.84  0.84          31
  0.83    0.83    0.83    0.83    0.83    0.83    0.83     0.83     0.83     0.83     0.83  0.83          32
  0.82    0.82    0.83    0.83    0.83    0.83    0.83     0.83     0.83     0.83     0.83  0.84          33
  0.81    0.81    0.83    0.83    0.83    0.83    0.83     0.83     0.83     0.83     0.84  0.85          34
  0.81    0.82    0.83    0.83    0.83    0.83    0.83     0.83     0.83     0.84     0.85  0.87          35
  0.81    0.83    0.83    0.83    0.83    0.83    0.83     0.83     0.84     0.85     0.87  0.91          36
  0.83    0.83    0.83    0.83    0.83    0.83    0.83     0.84     0.85     0.87     0.91  0.95          37
  0.83    0.83    0.83    0.83    0.83    0.83    0.84     0.85     0.87     0.91     0.95  1.02          38
  0.83    0.83    0.83    0.83    0.83    0.84    0.85     0.87     0.91     0.95     1.02  1.09          39
  0.83    0.83    0.83    0.83    0.84    0.85    0.87     0.91     0.95     1.02     1.09  1.16          40
  0.83    0.83    0.83    0.84    0.85    0.87    0.91     0.95     1.02     1.09     1.16  1.26          41
  0.80    0.80    0.84    0.85    0.87    0.91    0.95     1.02     1.09     1.16     1.26  1.39          42
  0.80    0.80    0.85    0.86    0.91    0.95    1.02     1.09     1.16     1.26     1.39  1.53          43
  0.80    0.82    0.86    0.91    0.95    1.02    1.08     1.16     1.26     1.39     1.53  1.71          44
  0.82    0.86    0.90    0.95    1.02    1.08    1.16     1.26     1.39     1.53     1.71  1.91          45
  0.84    0.90    0.95    1.02    1.08    1.16    1.26     1.39     1.53     1.71     1.91  2.10          46
  0.87    0.95    1.02    1.08    1.16    1.26    1.39     1.53     1.71     1.91     2.10  2.31          47
  0.91    1.01    1.08    1.16    1.26    1.39    1.53     1.71     1.91     2.10     2.31  2.42          48
  0.97    1.07    1.16    1.26    1.39    1.53    1.71     1.91     2.10     2.29     2.42  2.55          49
  1.03    1.15    1.26    1.39    1.53    1.71    1.91     2.10     2.27     2.42     2.55  2.74          50
  1.11    1.26    1.39    1.53    1.71    1.91    2.10     2.27     2.41     2.55     2.74  2.97          51
  1.21    1.38    1.53    1.71    1.90    2.10    2.26     2.40     2.55     2.74     2.97  3.29          52
  1.34    1.53    1.70    1.89    2.10    2.25    2.40     2.55     2.74     2.97     3.29  3.65          53
  1.48    1.69    1.88    2.09    2.25    2.39    2.55     2.74     2.97     3.29     3.65  4.11          54
  1.61    1.84    2.04    2.22    2.39    2.55    2.74     2.97     3.27     3.65     4.08  4.68          55
  1.80    2.01    2.20    2.37    2.54    2.73    2.95     3.25     3.64     4.08     4.57  5.26          56
  1.99    2.18    2.37    2.54    2.73    2.95    3.24     3.64     4.06     4.53     5.10  5.89          57
  2.14    2.34    2.53    2.73    2.95    3.23    3.63     4.04     4.50     5.04     5.62  6.41          58
  2.31    2.50    2.72    2.95    3.23    3.59    4.00     4.46     4.99     5.56     6.14  7.02          59
  2.48    2.70    2.95    3.23    3.58    3.96    4.41     4.93     5.49     6.07     6.68  7.76          60
  2.69    2.95    3.23    3.56    3.94    4.35    4.88     5.43     6.01     6.65     7.31  8.67          61
  2.93    3.23    3.55    3.91    4.33    4.81    5.36     5.94     6.58     7.29     8.15  9.80          62
  3.17    3.52    3.90    4.31    4.78    5.29    5.87     6.52     7.26     8.12     9.25  11.07         63
  3.44    3.85    4.27    4.76    5.27    5.81    6.45     7.22     8.09     9.21    10.49  12.40         64
  3.76    4.21    4.71    5.24    5.79    6.39    7.16     8.04     9.15    10.37    11.71  13.80         65
  4.17    4.68    5.20    5.76    6.38    7.09    7.99     9.08    10.27    11.65    12.87  15.21         66
  4.68    5.16    5.70    6.34    7.08    7.92    8.99    10.17    11.50    12.80    13.88  16.63         67
  5.15    5.61    6.28    7.03    7.90    8.89   10.06    11.30    12.59    13.80    15.22  18.16         68
  5.59    6.19    6.96    7.85    8.85    9.93   11.15    12.42    13.69    15.01    16.63  19.73         69
  6.07    6.85    7.77    8.78    9.86   10.99   12.23    13.50    14.77    16.51    18.48  21.65         70
  6.76    7.69    8.73    9.84   10.97   12.11   13.34    14.58    16.25    18.37    20.77  23.80         71
  7.57    8.66    9.81   10.97   12.11   13.23   14.39    16.00    18.09    20.66    23.47  26.68         72
  8.52    9.76   10.95   12.11   13.23   14.26   15.77    17.81    20.35    23.34    26.34  29.70         73
  9.57   10.93   12.11   13.23   14.24   15.55   17.56    20.06    22.99    26.21    29.30  32.86         74

                 2001 Valuation Basic Table -- Male -- Nonsmoker -- 1000qx (Age Nearest Birthday)
Issue                                                Duration
Age
          1       2       3       4       5       6       7       8       9      10      11      12      13      14
50     0.89    1.19    1.51    1.86    2.23    2.69    3.28    3.93    4.52    5.20    6.03    7.06    8.19    9.43
51     0.98    1.34    1.70    2.06    2.44    2.92    3.51    4.16    4.84    5.63    6.68    8.02    9.34   10.63
52     1.07    1.49    1.90    2.29    2.68    3.14    3.74    4.45    5.25    6.26    7.56    9.12   10.52   11.42
53     1.11    1.61    2.07    2.52    2.94    3.43    4.09    4.93    5.86    7.10    8.62   10.29   11.31   12.45
54     1.15    1.73    2.27    2.74    3.18    3.75    4.54    5.55    6.64    8.09    9.70   11.04   12.32   13.67
55     1.19    1.86    2.46    2.94    3.44    4.14    5.11    6.28    7.50    9.04   10.34   11.95   13.52   15.09
56     1.24    1.99    2.63    3.18    3.77    4.63    5.77    7.08    8.37    9.62   11.17   13.01   14.90   16.75
57     1.29    2.09    2.81    3.47    4.20    5.21    6.49    7.88    9.20   10.72   12.52   14.53   16.53   18.80
58     1.39    2.23    3.02    3.81    4.73    5.88    7.23    8.63    9.93   11.64   13.68   16.12   18.55   21.18
59     1.52    2.39    3.28    4.22    5.31    6.58    7.98    9.34   10.60   12.52   14.85   17.75   20.90   23.74
60     1.70    2.59    3.57    4.67    5.91    7.28    8.70   10.04   11.29   13.46   16.18   19.44   23.16   26.36
61     1.91    2.83    3.89    5.11    6.51    7.98    9.41   10.72   11.98   14.49   17.53   21.01   24.85   29.11
62     2.15    3.10    4.25    5.60    7.13    8.70   10.17   11.52   12.86   15.66   18.90   22.50   26.53   31.12
63     2.30    3.42    4.74    6.23    7.86    9.52   11.09   12.56   14.07   17.07   20.47   24.27   28.62   33.70
64     2.41    3.76    5.27    6.91    8.68   10.45   12.17   13.84   15.55   18.72   22.33   26.48   31.32   37.04
65     2.47    4.09    5.83    7.68    9.59   11.51   13.38   15.24   17.17   20.57   24.52   29.15   34.62   41.18
66     2.51    4.61    6.53    8.52   10.69   12.74   14.71   16.73   18.93   22.65   27.07   32.29   38.56   46.04
67     2.68    5.20    7.30    9.45   11.94   14.09   16.19   18.35   20.81   24.97   29.95   35.94   43.08   51.30
68     3.11    5.85    8.17   10.49   13.07   15.65   18.19   20.72   23.29   28.04   33.79   40.65   48.56   57.92
69     3.52    6.59    9.15   11.64   13.69   17.46   20.03   22.50   25.41   30.83   37.32   44.82   53.70   63.56
70     3.96    7.42   10.23   12.92   14.29   19.35   21.73   24.36   29.77   36.13   43.48   52.18   61.86   72.82
71     5.12    8.37   11.45   13.60   16.68   20.98   23.34   29.46   33.26   40.29   48.58   57.85   68.36   80.47
72     6.61    9.43   12.82   15.90   19.04   22.34   25.90   29.84   34.37   42.01   50.51   60.20   71.41   84.47
73     7.76   11.57   14.98   18.03   20.88   23.79   27.05   32.84   36.34   44.28   53.29   63.73   75.93   90.04
74     9.19   12.82   16.47   19.94   23.05   25.96   31.36   35.20   39.28   48.05   57.91   69.45   82.84   98.18
75    10.86   13.68   17.86   22.29   25.20   29.93   34.07   38.44   47.98   57.38   68.97   82.28   97.55  114.77
76    11.16   15.26   19.75   24.44   28.52   32.92   37.53   46.25   56.86   68.49   81.73   96.92  114.06  133.15
77    11.50   16.52   21.73   27.19   31.83   36.65   44.61   55.42   62.68   78.49   93.31  110.06  128.75  149.34
78    12.21   17.77   23.85   30.78   35.81   43.03   54.04   61.90   78.17   93.21  109.94  128.60  149.17  165.54
79    13.14   19.33   26.64   34.99   41.54   52.70   61.15   76.89   83.87   99.88  117.52  137.03  157.11  178.13
80    14.13   21.51   30.14   40.09   51.42   60.40   75.65   82.96   95.96  113.48  132.60  152.32  173.85  210.27
81    15.38   24.31   34.66   46.46   59.74   74.47   82.09   95.04  108.69  127.63  146.94  172.66  210.09  225.56
82    17.06   28.00   40.37   54.20   69.48   81.26   94.17  107.84  114.86  146.71  172.53  209.93  225.39  241.65
83    19.65   32.82   47.35   63.24   80.51   93.33  107.03  114.13  146.18  172.41  209.78  225.23  241.49  256.08
84    23.55   38.90   55.52   73.42   92.51  106.26  113.42  145.53  171.99  209.65  225.09  241.34  255.93  271.36
85    28.89   46.29   64.88   84.51  105.50  112.74  144.92  171.60  209.19  224.97  241.21  255.80  271.22  287.54
86    35.59   54.95   75.38   97.01  112.09  144.33  171.06  208.76  224.52  241.09  255.67  271.10  287.42  304.68
87    43.42   65.29   88.02  111.44  143.79  170.55  208.38  224.11  240.66  255.57  270.99  287.30  304.57  322.81
88    52.86   78.07  103.36  143.23  170.08  208.02  223.74  240.27  255.17  270.89  287.21  304.47  322.72  342.00
89    65.22   94.02  137.72  169.60  207.71  223.40  239.92  254.80  270.53  287.12  304.38  322.63  341.93  362.33
90    81.90  131.34  165.80  207.39  223.09  239.59  254.47  270.19  286.79  304.31  322.56  341.87  362.29  383.85
91   123.13  161.42  207.08  222.79  239.30  254.17  269.89  286.49  304.02  322.50  341.81  362.24  383.82  406.63
92   155.82  206.76  222.48  239.02  253.90  269.62  286.22  303.77  322.26  341.76  362.20  383.80  406.63  430.21
93   206.45  222.18  238.73  253.64  269.37  285.98  303.53  322.05  341.57  362.17  383.78  406.63  430.21  455.16
94   221.88  238.44  253.37  269.12  285.76  303.32  321.85  341.41  362.03  383.76  406.63  430.21  455.16  481.56
95   238.15  253.10  268.88  285.54  303.12  321.67  341.25  361.92  383.70  406.63  430.21  455.16  481.56  509.49
96   252.83  268.63  285.32  302.93  321.51  341.11  361.81  383.64  406.63  430.21  455.16  481.56  509.49  539.05
97   268.38  285.10  302.74  321.35  340.98  361.71  383.58  406.63  430.21  455.16  481.56  509.49  539.05  570.31
98   284.88  302.55  321.19  340.86  361.62  383.53  406.63  430.21  455.16  481.56  509.49  539.05  570.31  603.39
99   302.36  321.03  340.73  361.54  383.48  406.63  430.21  455.16  481.56  509.49  539.05  570.31  603.39  638.38
100  319.84  339.51  360.27  382.22  405.34  429.73  453.79  480.11  507.96  537.42  568.61  601.57  636.47  673.37

[2001 Valuation Basic Table -- Male -- Nonsmoker -- 1000qx (Age Nearest Birthday) (ages 50 - 100) chart continued on this page]
                                                                                                          Att
    15      16      17      18      19      20      21       22       23       24       25  Ultimate      Age
 10.73   12.11   13.21   14.21   15.49   17.33   19.78    22.67    25.81    29.14    32.37  36.32         75
 11.79   13.19   14.17   15.41   17.25   19.52   22.36    25.46    28.72    32.22    35.74  40.08         76
 12.79   14.13   15.33   17.15   19.40   22.08   25.13    28.35    31.78    35.59    39.52  44.47         77
 13.81   15.25   17.05   19.28   21.68   24.83   27.99    31.37    35.12    39.38    43.88  49.61         78
 15.17   16.95   19.16   21.60   24.37   27.68   31.01    34.69    38.88    43.74    48.96  55.56         79
 16.85   19.04   21.52   24.15   27.15   30.67   34.30    38.42    43.20    48.84    54.86  62.05         80
 18.92   21.50   24.13   26.85   30.02   33.88   37.95    42.67    48.23    54.71    61.28  69.45         81
 21.47   24.10   26.82   29.67   33.16   37.50   42.15    47.64    54.05    61.13    68.60  77.12         82
 24.06   26.78   29.64   32.76   36.68   41.66   47.07    53.40    60.40    68.45    76.20  85.36         83
 26.72   29.58   32.71   36.24   40.74   46.54   52.77    59.68    67.64    76.05    84.35  94.49         84
 29.51   32.64   36.17   40.24   45.50   52.18   58.99    66.84    75.13    84.16    93.33  104.68        85
 32.55   36.08   40.16   44.92   50.99   58.34   66.08    74.26    83.18    93.15   103.43  115.99        86
 35.98   40.05   44.81   50.34   57.00   65.38   73.44    82.24    92.08   103.26   114.64  128.32        87
 39.68   44.68   50.21   56.25   63.86   72.68   81.36    91.09   102.12   114.49   126.86  141.51        88
 43.89   50.05   56.09   63.00   70.98   80.54   90.14   101.04   113.25   126.73   139.93  155.38        89
 49.01   55.90   62.81   70.02   78.63   89.25  100.02   112.09   125.40   139.84   153.70  169.81        90
 54.64   62.65   69.82   77.55   87.07   98.96  110.89   124.07   138.34   153.59   167.99  183.19        91
 61.01   69.66   77.36   85.90   96.59  109.74  122.77   136.88   151.96   167.89   181.24  197.07        92
 68.29   77.20   85.71   95.31  107.13  121.50  135.46   150.38   166.14   181.16   195.01  211.63        93
 74.74   85.57   95.12  105.75  118.64  134.08  148.85   164.43   179.30   194.94   211.55  226.96        94
 85.45   94.99  105.57  117.15  130.97  147.35  162.76   177.45   192.91   211.50   226.83  242.98        95
 94.57  105.45  116.98  129.35  143.97  161.14  175.68   190.97   211.47   226.76   242.88  257.32        96
 99.56  116.78  129.20  142.22  157.49  173.96  189.09   211.44   226.72   242.86   257.32  272.49        97
106.19  124.37  142.10  155.63  170.07  187.28  211.41   226.69   242.80   257.32   272.49  288.55        98
115.49  134.77  155.54  168.11  183.15  211.38  226.66   242.76   257.32   272.49   288.55  305.55        99
133.96  155.54  168.06  181.09  211.35  226.63  242.72   257.32   272.49   288.55   305.55  323.54       100
154.18  167.80  180.79  211.32  226.60  242.68  257.32   272.49   288.55   305.55   323.54  342.58       101
165.74  180.53  211.00  226.57  242.64  257.32  272.49   288.55   305.55   323.54   342.58  362.74       102
180.29  210.72  226.26  242.60  257.28  272.49  288.55   305.55   323.54   342.58   362.74  384.06       103
210.48  225.99  242.31  256.96  272.45  288.55  305.55   323.54   342.58   362.74   384.06  406.63       104
225.76  242.05  256.69  272.16  288.51  305.55  323.54   342.58   362.74   384.06   406.63  430.21       105
241.84  256.46  271.91  288.25  305.52  323.54  342.58   362.74   384.06   406.63   430.21  455.16       106
256.26  271.70  288.03  305.29  323.51  342.58  362.74   384.06   406.63   430.21   455.16  481.56       107
271.52  287.84  305.10  323.32  342.55  362.74  384.06   406.63   430.21   455.16   481.56  509.49       108
287.68  304.94  323.16  342.41  362.71  384.06  406.63   430.21   455.16   481.56   509.49  539.05       109
304.80  323.03  342.28  362.61  384.05  406.63  430.21   455.16   481.56   509.49   539.05  570.31       110
322.91  342.18  362.53  384.00  406.63  430.21  455.16   481.56   509.49   539.05   570.31  603.39       111
342.08  362.45  383.95  406.63  430.21  455.16  481.56   509.49   539.05   570.31   603.39  638.38       112
362.39  383.91  406.63  430.21  455.16  481.56  509.49   539.05   570.31   603.39   638.38  675.41       113
383.88  406.63  430.21  455.16  481.56  509.49  539.05   570.31   603.39   638.38   675.41  714.58       114
406.63  430.21  455.16  481.56  509.49  539.05  570.31   603.39   638.38   675.41   714.58  756.03       115
430.21  455.16  481.56  509.49  539.05  570.31  603.39   638.38   675.41   714.58   756.03  799.88       116
455.16  481.56  509.49  539.05  570.31  603.39  638.38   675.41   714.58   756.03   799.88  846.27       117
481.56  509.49  539.05  570.31  603.39  638.38  675.41   714.58   756.03   799.88   846.27  895.36       118
509.49  539.05  570.31  603.39  638.38  675.41  714.58   756.03   799.88   846.27   895.36  947.29       119
539.05  570.31  603.39  638.38  675.41  714.58  756.03   799.88   846.27   895.36   947.29  1000.00      120
570.31  603.39  638.38  675.41  714.58  756.03  799.88   846.27   895.36   947.29  1000.00  1000.00
603.39  638.38  675.41  714.58  756.03  799.88  846.27   895.36   947.29  1000.00  1000.00  1000.00
638.38  675.41  714.58  756.03  799.88  846.27  895.36   947.29  1000.00  1000.00  1000.00  1000.00
675.41  714.58  756.03  799.88  846.27  895.36  947.29  1000.00  1000.00  1000.00  1000.00  1000.00
712.44  753.75  797.48  843.73  892.66  944.45  999.22

                 2001 Valuation Basic Table -- Male -- Smoker -- 1000qx (Age Nearest Birthday)
Issue                                                Duration
Age
          1       2       3       4       5       6       7       8       9      10      11      12      13      14
0
1
2
3                                                                                                              0.62
4                                                                                                      0.62    0.78
5                                                                                              0.61    0.78    0.93
6                                                                                      0.61    0.78    0.93    1.06
7                                                                              0.61    0.78    0.93    1.06    1.14
8                                                                      0.60    0.78    0.93    1.05    1.13    1.19
9                                                              0.60    0.78    0.93    1.05    1.13    1.19    1.24
10                                                     0.60    0.77    0.93    1.05    1.13    1.18    1.22    1.27
11                                             0.60    0.77    0.93    1.03    1.11    1.16    1.21    1.26    1.33
12                                     0.60    0.77    0.93    1.03    1.10    1.15    1.20    1.24    1.32    1.41
13                             0.60    0.77    0.93    1.02    1.09    1.14    1.18    1.23    1.30    1.38    1.46
14                     0.60    0.77    0.93    1.02    1.08    1.12    1.17    1.21    1.27    1.36    1.44    1.51
15             0.60    0.77    0.93    1.01    1.05    1.11    1.15    1.20    1.26    1.35    1.41    1.50    1.53
16     0.60    0.77    0.93    1.01    1.05    1.09    1.14    1.18    1.24    1.31    1.38    1.45    1.50    1.55
17     0.77    0.93    1.01    1.04    1.08    1.14    1.18    1.22    1.30    1.35    1.40    1.45    1.48    1.52
18     0.93    0.99    1.03    1.07    1.11    1.15    1.21    1.27    1.32    1.35    1.38    1.42    1.45    1.50
19     0.95    0.99    1.03    1.07    1.11    1.16    1.22    1.27    1.30    1.32    1.35    1.37    1.42    1.49
20     0.93    0.97    1.01    1.05    1.09    1.16    1.19    1.22    1.25    1.27    1.30    1.33    1.40    1.50
21     0.89    0.93    0.96    1.00    1.06    1.09    1.14    1.15    1.19    1.22    1.27    1.33    1.42    1.54
22     0.84    0.88    0.91    0.97    1.01    1.04    1.07    1.10    1.13    1.20    1.26    1.33    1.43    1.58
23     0.79    0.82    0.88    0.94    0.98    1.03    1.05    1.08    1.13    1.20    1.28    1.37    1.50    1.65
24     0.71    0.77    0.84    0.92    0.98    1.02    1.05    1.10    1.16    1.25    1.33    1.43    1.56    1.75
25     0.61    0.70    0.82    0.93    0.99    1.04    1.08    1.13    1.21    1.31    1.41    1.52    1.68    1.88
26     0.56    0.69    0.83    0.96    1.02    1.06    1.11    1.19    1.27    1.39    1.51    1.64    1.81    2.06
27     0.53    0.70    0.86    0.98    1.06    1.11    1.19    1.27    1.37    1.51    1.64    1.80    1.98    2.27
28     0.54    0.73    0.89    1.01    1.11    1.17    1.25    1.35    1.47    1.63    1.80    1.98    2.21    2.51
29     0.53    0.74    0.91    1.04    1.17    1.25    1.35    1.47    1.59    1.80    1.98    2.21    2.44    2.75
30     0.54    0.75    0.91    1.07    1.22    1.35    1.47    1.59    1.76    1.98    2.17    2.40    2.66    3.00
31     0.51    0.74    0.92    1.10    1.27    1.44    1.59    1.73    1.89    2.08    2.29    2.58    2.93    3.35
32     0.50    0.71    0.93    1.11    1.30    1.47    1.66    1.82    1.97    2.15    2.42    2.79    3.27    3.78
33     0.54    0.76    0.97    1.18    1.38    1.57    1.76    1.92    2.08    2.28    2.60    3.05    3.62    4.15
34     0.58    0.80    1.04    1.24    1.47    1.68    1.89    2.07    2.25    2.50    2.88    3.39    3.96    4.53
35     0.63    0.85    1.09    1.31    1.54    1.79    2.00    2.23    2.49    2.82    3.24    3.75    4.32    4.90
36     0.67    0.89    1.13    1.37    1.62    1.85    2.12    2.45    2.80    3.21    3.63    4.13    4.70    5.32
37     0.71    0.91    1.17    1.42    1.67    1.95    2.30    2.73    3.16    3.57    3.99    4.47    5.09    5.77
38     0.76    1.02    1.29    1.52    1.77    2.11    2.56    3.06    3.53    3.95    4.36    4.86    5.49    6.24
39     0.84    1.14    1.40    1.63    1.92    2.33    2.87    3.38    3.88    4.30    4.72    5.28    5.99    6.78
40     0.90    1.23    1.52    1.79    2.14    2.64    3.19    3.74    4.20    4.67    5.19    5.85    6.60    7.45
41     0.96    1.33    1.70    2.02    2.43    2.98    3.57    4.09    4.59    5.14    5.78    6.52    7.35    8.25
42     1.02    1.49    1.91    2.30    2.75    3.30    3.89    4.46    5.04    5.72    6.45    7.27    8.20    9.26
43     1.08    1.57    2.05    2.48    2.95    3.51    4.16    4.81    5.50    6.28    7.09    8.07    9.21   10.41
44     1.16    1.69    2.17    2.62    3.12    3.73    4.45    5.24    6.02    6.88    7.78    9.05   10.35   11.41
45     1.29    1.81    2.30    2.77    3.34    4.02    4.87    5.74    6.66    7.57    8.69   10.20   11.41   12.25
46     1.42    1.92    2.40    2.91    3.58    4.39    5.30    6.30    7.29    8.35    9.66   11.12   12.25   13.06
47     1.56    2.03    2.51    3.12    3.90    4.78    5.80    6.90    7.97    9.28   10.57   11.94   13.06   14.06
48     1.71    2.20    2.76    3.42    4.21    5.14    6.25    7.45    8.66   10.14   11.34   12.73   14.06   15.47
49     1.83    2.43    3.06    3.78    4.59    5.55    6.72    8.06    9.30   10.73   12.10   13.69   15.45   17.33

[2001 Valuation Basic Table -- Male -- Smoker -- 1000qx (Age Nearest Birthday) (ages 0 - 49) chart continued on this page]
                                                                                                          Att
    15      16      17      18      19      20      21       22       23       24       25  Ultimate      Age
                  0.70    0.88    1.01    1.11    1.17     1.22     1.28     1.34     1.41  1.49          25
          0.67    0.84    0.99    1.08    1.15    1.22     1.28     1.34     1.41     1.49  1.57          26
  0.64    0.80    0.95    1.07    1.15    1.22    1.28     1.34     1.41     1.49     1.56  1.66          27
  0.78    0.93    1.06    1.15    1.22    1.28    1.34     1.41     1.49     1.54     1.61  1.66          28
  0.93    1.06    1.14    1.22    1.28    1.34    1.41     1.49     1.54     1.59     1.61  1.64          29
  1.06    1.14    1.22    1.28    1.34    1.41    1.49     1.54     1.56     1.58     1.60  1.62          30
  1.14    1.22    1.27    1.33    1.41    1.49    1.51     1.53     1.55     1.57     1.59  1.61          31
  1.20    1.27    1.31    1.39    1.47    1.49    1.51     1.53     1.55     1.57     1.59  1.61          32
  1.25    1.30    1.38    1.46    1.49    1.51    1.53     1.55     1.57     1.59     1.61  1.65          33
  1.29    1.35    1.44    1.49    1.51    1.53    1.55     1.57     1.59     1.61     1.65  1.71          34
  1.35    1.42    1.49    1.51    1.53    1.55    1.57     1.59     1.61     1.65     1.71  1.75          35
  1.41    1.48    1.51    1.53    1.55    1.57    1.59     1.61     1.65     1.71     1.75  1.85          36
  1.48    1.51    1.53    1.55    1.57    1.59    1.61     1.65     1.71     1.75     1.85  1.95          37
  1.51    1.53    1.55    1.57    1.59    1.61    1.65     1.71     1.75     1.85     1.95  2.10          38
  1.53    1.55    1.57    1.59    1.61    1.65    1.71     1.75     1.85     1.95     2.10  2.25          39
  1.55    1.57    1.59    1.61    1.65    1.71    1.75     1.85     1.95     2.10     2.25  2.43          40
  1.57    1.59    1.61    1.65    1.70    1.75    1.85     1.95     2.10     2.25     2.43  2.66          41
  1.54    1.56    1.65    1.70    1.75    1.84    1.94     2.10     2.25     2.43     2.66  2.94          42
  1.56    1.57    1.70    1.74    1.84    1.94    2.10     2.25     2.43     2.66     2.94  3.27          43
  1.57    1.64    1.74    1.84    1.94    2.09    2.25     2.42     2.66     2.94     3.27  3.67          44
  1.64    1.74    1.84    1.94    2.09    2.25    2.42     2.65     2.94     3.27     3.67  4.09          45
  1.69    1.84    1.94    2.09    2.25    2.42    2.65     2.94     3.27     3.67     4.09  4.48          46
  1.77    1.94    2.09    2.25    2.42    2.65    2.94     3.27     3.67     4.09     4.48  4.91          47
  1.87    2.08    2.25    2.42    2.65    2.94    3.27     3.67     4.06     4.48     4.91  5.13          48
  2.01    2.22    2.42    2.65    2.94    3.27    3.66     4.06     4.48     4.87     5.13  5.39          49
  2.13    2.41    2.65    2.94    3.27    3.65    4.06     4.48     4.84     5.13     5.39  5.77          50
  2.32    2.64    2.94    3.27    3.64    4.06    4.48     4.84     5.13     5.39     5.77  6.24          51
  2.53    2.91    3.27    3.63    4.06    4.48    4.83     5.13     5.39     5.77     6.24  6.88          52
  2.82    3.23    3.62    4.06    4.48    4.82    5.13     5.39     5.77     6.24     6.88  7.62          53
  3.13    3.60    4.06    4.48    4.81    5.13    5.39     5.77     6.24     6.88     7.62  8.55          54
  3.44    3.93    4.39    4.80    5.13    5.39    5.77     6.24     6.88     7.62     8.48  9.60          55
  3.84    4.32    4.74    5.13    5.39    5.77    6.24     6.88     7.62     8.48     9.38  10.67         56
  4.27    4.71    5.12    5.39    5.77    6.24    6.88     7.62     8.48     9.38    10.44  11.80         57
  4.63    5.07    5.39    5.77    6.24    6.88    7.62     8.48     9.37    10.44    11.41  12.67         58
  5.01    5.39    5.77    6.24    6.88    7.62    8.48     9.37    10.44    11.41    12.25  13.68         59
  5.39    5.77    6.24    6.88    7.62    8.48    9.37    10.44    11.41    12.25    13.06  14.92         60
  5.77    6.24    6.88    7.62    8.48    9.37   10.44    11.41    12.25    13.06    14.06  16.46         61
  6.24    6.88    7.62    8.48    9.37   10.44   11.41    12.25    13.06    14.06    15.47  18.34         62
  6.88    7.62    8.48    9.37   10.44   11.41   12.25    13.06    14.06    15.47    17.33  20.43         63
  7.62    8.48    9.37   10.44   11.41   12.25   13.06    14.06    15.47    17.33    19.48  22.56         64
  8.35    9.36   10.44   11.41   12.25   13.06   14.06    15.47    17.33    19.48    21.62  24.65         65
  9.32   10.44   11.41   12.25   13.06   14.06   15.47    17.33    19.48    21.62    23.01  26.65         66
 10.44   11.41   12.25   13.06   14.06   15.47   17.33    19.48    21.62    23.01    24.34  28.57         67
 11.41   12.25   13.06   14.06   15.47   17.33   19.48    21.62    23.01    24.34    26.19  30.59         68
 12.25   13.06   14.06   15.47   17.33   19.48   21.62    23.01    24.34    26.19    28.31  32.57         69
 13.06   14.06   15.47   17.33   19.48   21.62   23.01    24.34    26.19    28.31    30.83  34.99         70
 14.06   15.47   17.33   19.48   21.62   23.01   24.34    26.19    28.31    30.83    33.98  37.64         71
 15.47   17.33   19.48   21.62   23.01   24.34   26.19    28.31    30.83    33.98    37.58  41.30         72
 17.33   19.48   21.62   23.01   24.34   26.19   28.31    30.83    33.98    37.58    41.30  44.96         73
 19.48   21.62   23.01   24.34   26.19   28.31   30.83    33.98    37.58    41.30    44.96  48.63         74

                 2001 Valuation Basic Table -- Male -- Smoker -- 1000qx (Age Nearest Birthday)
Issue                                                Duration
Age
          1       2       3       4       5       6       7       8       9      10      11      12      13      14
50     2.02    2.70    3.41    4.16    4.98    5.97    7.25    8.62    9.88   11.32   12.98   15.05   17.27   19.48
51     2.25    3.05    3.84    4.65    5.46    6.48    7.71    9.09   10.49   12.10   14.19   16.85   19.38   21.62
52     2.50    3.43    4.34    5.17    6.00    6.96    8.20    9.66   11.28   13.30   15.85   18.88   21.48   22.99
53     2.62    3.74    4.76    5.70    6.57    7.58    8.93   10.63   12.47   14.92   17.83   20.97   22.69   24.34
54     2.72    4.05    5.24    6.24    7.13    8.27    9.88   11.89   14.00   16.79   19.79   22.16   24.31   26.19
55     2.85    4.40    5.71    6.72    7.73    9.12   11.06   13.36   15.67   18.53   20.82   23.61   26.19   28.31
56     2.97    4.67    6.08    7.23    8.43   10.16   12.44   15.00   17.41   19.63   22.36   25.53   28.31   30.83
57     3.06    4.90    6.46    7.85    9.35   11.40   13.95   16.63   19.06   21.78   24.91   28.29   30.83   33.98
58     3.30    5.19    6.92    8.59   10.47   12.81   15.47   18.12   20.46   23.55   27.06   30.83   33.98   37.58
59     3.59    5.54    7.48    9.47   11.70   14.27   16.99   19.52   21.77   25.22   29.21   33.98   37.58   41.30
60     3.99    5.99    8.12   10.43   12.99   15.72   18.43   20.90   23.06   26.99   31.62   37.02   41.30   44.96
61     4.46    6.51    8.81   11.38   14.23   17.15   19.85   22.21   24.37   28.92   34.07   39.70   44.96   48.63
62     5.00    7.11    9.57   12.40   15.52   18.62   21.37   23.76   26.03   31.12   36.49   42.20   48.26   52.82
63     5.33    7.81   10.63   13.75   17.03   20.28   23.20   25.80   28.36   33.77   39.28   45.16   51.58   57.47
64     5.56    8.55   11.78   15.18   18.73   22.17   25.34   28.30   31.20   36.85   42.60   48.89   55.90   62.74
65     5.68    9.26   12.96   16.79   20.60   24.29   27.74   31.02   34.31   40.31   46.50   53.41   61.20   68.86
66     5.72   10.29   14.32   18.32   22.57   26.36   29.83   33.24   36.83   43.16   49.92   57.58   66.42   75.84
67     6.03   11.46   15.77   20.01   24.75   28.58   32.10   35.59   39.42   46.20   53.68   62.33   72.23   83.04
68     6.92   12.74   17.40   21.84   26.58   31.09   35.25   39.17   42.91   50.34   58.81   68.52   79.20   91.29
69     7.73   14.16   19.19   23.83   27.33   33.96   37.91   41.46   45.52   53.64   63.02   73.36   85.13   97.48
70     8.61   15.74   21.14   25.98   27.97   36.81   40.17   43.70   51.77   60.88   71.15   82.85   95.23  108.58
71    11.00   17.51   23.29   26.89   32.00   39.04   42.08   48.56   56.13   65.68   76.99   89.04  102.11  116.55
72    14.04   19.46   25.67   30.88   35.81   40.64   45.54   50.64   56.24   66.16   77.41   89.72  103.40  118.75
73    16.29   23.56   29.53   34.38   38.46   42.30   46.35   54.16   57.57   67.31   78.91   91.87  106.48  122.75
74    19.08   25.74   31.95   37.32   41.57   45.07   52.33   56.34   60.20   74.65   89.48   96.73  112.39  129.65
75    22.26   27.08   34.07   40.94   44.50   50.71   55.31   59.98   72.61   88.31   95.76  111.46  128.81  147.67
76    22.42   29.60   36.97   44.06   49.46   54.83   59.86   70.63   87.16   95.29  110.42  128.41  147.44  163.87
77    22.62   31.41   39.87   48.09   54.20   59.74   69.99   86.02   95.07  109.90  124.78  143.71  159.99  178.26
78    23.51   33.08   42.89   53.39   59.62   69.18   84.90   94.85  109.39  121.55  136.23  156.20  175.96  195.12
79    24.75   35.22   46.92   59.50   68.10   83.79   94.63  108.88  119.96  132.64  152.50  173.69  194.47  222.69
80    26.02   38.36   51.99   66.82   82.70   94.41  108.37  118.40  131.13  148.38  169.44  190.16  222.69  235.97
81    27.68   42.41   58.52   75.85   94.19  107.86  116.86  130.23  146.04  164.26  189.53  222.69  235.97  249.66
82    29.99   47.74   66.68   86.63  107.36  115.34  129.33  145.25  161.92  188.90  222.69  235.97  249.66  264.85
83    33.74   54.67   76.47   98.94  113.84  128.44  144.46  159.62  188.27  222.69  235.97  249.66  264.85  277.90
84    39.45   63.29   87.65  112.36  127.56  143.68  157.35  187.64  222.69  235.97  249.66  264.85  277.90  291.56
85    47.19   73.49  100.05  126.68  142.90  155.11  187.02  222.69  235.97  249.66  264.85  277.90  291.56  305.86
86    56.64   85.33  113.87  142.13  152.90  186.40  222.69  235.97  249.66  264.85  277.90  291.56  305.86  320.83
87    67.57   99.08  129.75  150.73  185.78  222.69  235.97  249.66  264.85  277.90  291.56  305.86  320.83  336.48
88    80.36  115.44  148.59  185.16  222.69  235.97  249.66  264.85  277.90  291.56  305.86  320.83  336.48  352.85
89    96.43  135.33  184.55  222.69  235.97  249.66  264.85  277.90  291.56  305.86  320.83  336.48  352.85  369.99
90   117.67  183.94  222.69  235.97  249.66  264.85  277.90  291.56  305.86  320.83  336.48  352.85  369.99  387.90
91   171.79  219.76  235.97  249.66  264.85  277.90  291.56  305.86  320.83  336.48  352.85  369.99  387.90  406.63
92   210.92  235.97  249.66  264.85  277.90  291.56  305.86  320.83  336.48  352.85  369.99  387.90  406.63  430.21
93   235.97  249.66  264.85  277.90  291.56  305.86  320.83  336.48  352.85  369.99  387.90  406.63  430.21  455.16
94   249.66  264.85  277.90  291.56  305.86  320.83  336.48  352.85  369.99  387.90  406.63  430.21  455.16  481.56
95   264.85  277.90  291.56  305.86  320.83  336.48  352.85  369.99  387.90  406.63  430.21  455.16  481.56  509.49
96   277.90  291.56  305.86  320.83  336.48  352.85  369.99  387.90  406.63  430.21  455.16  481.56  509.49  539.05
97   291.56  305.86  320.83  336.48  352.85  369.99  387.90  406.63  430.21  455.16  481.56  509.49  539.05  570.31
98   305.86  320.83  336.48  352.85  369.99  387.90  406.63  430.21  455.16  481.56  509.49  539.05  570.31  603.39
99   320.83  336.48  352.85  369.98  387.90  406.63  430.21  455.16  481.56  509.49  539.05  570.31  603.39  638.38
100  335.8   352.13  369.22  387.11  405.81  425.36  453.79  480.11  507.96  537.42  568.61  601.57  636.47  673.37

[2001 Valuation Basic Table -- Male -- Smoker -- 1000qx (Age Nearest Birthday) (ages 50 - 100) chart continued on this page]
                                                                                                          Att
    15      16      17      18      19      20      21       22       23       24       25  Ultimate      Age
 21.62   23.01   24.34   26.19   28.31   30.83   33.98    37.58    41.30    44.96    48.63  52.92         75
 23.01   24.34   26.19   28.31   30.83   33.98   37.58    41.30    44.96    48.63    52.82  57.47         76
 24.34   26.19   28.31   30.83   33.98   37.58   41.30    44.96    48.63    52.82    57.47  62.74         77
 26.19   28.31   30.83   33.98   37.58   41.30   44.96    48.63    52.82    57.47    62.74  68.86         78
 28.31   30.83   33.98   37.58   41.30   44.96   48.63    52.82    57.47    62.74    68.86  75.84         79
 30.83   33.98   37.58   41.30   44.96   48.63   52.82    57.47    62.74    68.86    75.84  83.27         80
 33.98   37.58   41.30   44.96   48.63   52.82   57.47    62.74    68.86    75.84    83.27  91.60         81
 37.58   41.30   44.96   48.63   52.82   57.47   62.74    68.86    75.84    83.27    91.60  99.95         82
 41.30   44.96   48.63   52.82   57.47   62.74   68.86    75.84    83.27    91.60    99.95  108.66        83
 44.96   48.63   52.82   57.47   62.74   68.86   75.84    83.27    91.60    99.95   108.66  118.11        84
 48.63   52.82   57.47   62.74   68.86   75.84   83.27    91.60    99.95   108.66   118.11  129.28        85
 52.82   57.47   62.74   68.86   75.84   83.27   91.60    99.95   108.66   118.11   129.28  141.51        86
 57.47   62.74   68.86   75.84   83.27   91.60   99.95   108.66   118.11   129.28   141.51  154.63        87
 62.74   68.86   75.84   83.27   91.60   99.95  108.66   118.11   129.28   141.51   154.63  168.39        88
 68.86   75.84   83.27   91.60   99.95  108.66  118.11   129.28   141.51   154.63   168.39  182.58        89
 75.84   83.27   91.60   99.95  108.66  118.11  129.28   141.51   154.63   168.39   182.58  196.98        90
 83.27   91.60   99.95  108.66  118.11  129.28  140.05   154.55   168.39   182.58   196.98  209.75        91
 91.60   99.95  108.66  118.11  129.28  139.33  153.25   167.64   182.51   196.98   209.75  222.69        92
 99.95  108.66  118.11  129.28  138.61  151.63  166.06   181.01   196.30   209.75   222.69  235.97        93
108.66  118.11  129.28  137.89  151.34  164.12  179.12   194.47   208.34   222.69   235.97  249.66        94
118.11  129.28  137.18  146.96  163.52  176.82  192.33   206.43   222.69   235.97   249.66  264.85        95
129.28  136.47  144.81  161.64  175.84  189.50  203.78   222.69   235.97   249.66   264.85  277.90        96
135.76  142.69  160.71  172.01  188.09  200.40  222.69   235.97   249.66   264.85   277.90  291.56        97
140.60  159.79  170.12  187.75  198.51  222.69  235.97   249.66   264.85   277.90   291.56  305.86        98
148.35  168.25  185.34  197.73  222.69  235.97  249.66   264.85   277.90   291.56   305.86  320.83        99
167.84  182.95  197.07  222.69  235.97  249.66  264.85   277.90   291.56   305.86   320.83  336.48       100
180.59  196.42  222.69  235.97  249.66  264.85  277.90   291.56   305.86   320.83   336.48  352.85       101
195.77  222.69  235.97  249.66  264.85  277.90  291.56   305.86   320.83   336.48   352.85  369.99       102
222.69  235.97  249.66  264.85  277.90  291.56  305.86   320.83   336.48   352.85   369.99  387.90       103
235.97  249.66  264.85  277.90  291.56  305.86  320.83   336.48   352.85   369.99   387.90  406.63       104
249.66  264.85  277.90  291.56  305.86  320.83  336.48   352.85   369.99   387.90   406.63  430.21       105
264.85  277.90  291.56  305.86  320.83  336.48  352.85   369.99   387.90   406.63   430.21  455.16       106
277.90  291.56  305.86  320.83  336.48  352.85  369.99   387.90   406.63   430.21   455.16  481.56       107
291.56  305.86  320.83  336.48  352.85  369.99  387.90   406.63   430.21   455.16   481.56  509.49       108
305.86  320.83  336.48  352.85  369.99  387.90  406.63   430.21   455.16   481.56   509.49  539.05       109
320.83  336.48  352.85  369.99  387.90  406.63  430.21   455.16   481.56   509.49   539.05  570.31       110
336.48  352.85  369.99  387.90  406.63  430.21  455.16   481.56   509.49   539.05   570.31  603.39       111
352.85  369.99  387.90  406.63  430.21  455.16  481.56   509.49   539.05   570.31   603.39  638.38       112
369.99  387.90  406.63  430.21  455.16  481.56  509.49   539.05   570.31   603.39   638.38  675.41       113
387.90  406.63  430.21  455.16  481.56  509.49  539.05   570.31   603.39   638.38   675.41  714.58       114
406.63  430.21  455.16  481.56  509.49  539.05  570.31   603.39   638.38   675.41   714.58  756.03       115
430.21  455.16  481.56  509.49  539.05  570.31  603.39   638.38   675.41   714.58   756.03  799.88       116
455.16  481.56  509.49  539.05  570.31  603.39  638.38   675.41   714.58   756.03   799.88  846.27       117
481.56  509.49  539.05  570.31  603.39  638.38  675.41   714.58   756.03   799.88   846.27  895.36       118
509.49  539.05  570.31  603.39  638.38  675.41  714.58   756.03   799.88   846.27   895.36  947.29       119
539.05  570.31  603.39  638.38  675.41  714.58  756.03   799.88   846.27   895.36   947.29  1000.00      120
570.31  603.39  638.38  675.41  714.58  756.03  799.88   846.27   895.36   947.29  1000.00  1000.00
603.39  638.38  675.41  714.58  756.03  799.88  846.27   895.36   947.29  1000.00  1000.00  1000.00
638.38  675.41  714.58  756.03  799.88  846.27  895.36   947.29  1000.00  1000.00  1000.00  1000.00
675.41  714.58  756.03  799.88  846.27  895.36  947.29  1000.00  1000.00  1000.00  1000.00  1000.00
712.44  753.75  797.48  843.73  892.66  944.45  999.22

             2001 Valuation Basic Table -- Female -- Nonsmoker -- 1000qx (Age Nearest Birthday)
Issue                                                Duration
Age
          1       2       3       4       5       6       7       8       9      10      11      12      13      14
0
1
2
3                                                                                                              0.29
4                                                                                                      0.29    0.31
5                                                                                              0.28    0.30    0.31
6                                                                                      0.28    0.30    0.31    0.32
7                                                                              0.28    0.29    0.30    0.32    0.33
8                                                                      0.27    0.29    0.30    0.31    0.33    0.33
9                                                              0.27    0.28    0.29    0.31    0.32    0.33    0.34
10                                                     0.26    0.28    0.28    0.30    0.31    0.32    0.34    0.35
11                                             0.25    0.27    0.28    0.29    0.30    0.31    0.33    0.35    0.35
12                                     0.25    0.26    0.27    0.28    0.29    0.30    0.32    0.34    0.35    0.37
13                             0.25    0.26    0.26    0.27    0.28    0.29    0.31    0.33    0.34    0.36    0.38
14                     0.25    0.26    0.26    0.26    0.28    0.28    0.30    0.31    0.33    0.35    0.38    0.40
15             0.25    0.26    0.26    0.26    0.27    0.28    0.28    0.30    0.31    0.34    0.37    0.39    0.42
16     0.25    0.26    0.26    0.25    0.26    0.27    0.28    0.29    0.31    0.32    0.35    0.38    0.41    0.45
17     0.26    0.26    0.25    0.25    0.26    0.27    0.28    0.30    0.31    0.34    0.37    0.40    0.44    0.47
18     0.25    0.24    0.24    0.25    0.26    0.27    0.28    0.31    0.33    0.36    0.40    0.43    0.47    0.51
19     0.23    0.23    0.24    0.25    0.26    0.27    0.29    0.32    0.35    0.38    0.42    0.46    0.50    0.54
20     0.21    0.22    0.23    0.24    0.25    0.28    0.31    0.34    0.37    0.41    0.45    0.50    0.54    0.57
21     0.19    0.20    0.22    0.24    0.26    0.29    0.33    0.35    0.40    0.43    0.48    0.52    0.57    0.62
22     0.17    0.19    0.22    0.24    0.27    0.31    0.34    0.38    0.42    0.47    0.51    0.56    0.60    0.65
23     0.15    0.18    0.21    0.24    0.28    0.32    0.36    0.41    0.45    0.49    0.54    0.59    0.64    0.69
24     0.14    0.18    0.21    0.25    0.29    0.33    0.38    0.42    0.48    0.52    0.57    0.62    0.67    0.72
25     0.13    0.18    0.21    0.26    0.30    0.35    0.40    0.45    0.50    0.55    0.60    0.64    0.70    0.75
26     0.13    0.18    0.22    0.27    0.31    0.37    0.42    0.46    0.52    0.57    0.62    0.67    0.73    0.78
27     0.14    0.18    0.23    0.28    0.33    0.38    0.43    0.48    0.54    0.59    0.64    0.69    0.76    0.83
28     0.15    0.19    0.24    0.29    0.34    0.39    0.45    0.50    0.55    0.60    0.67    0.73    0.80    0.87
29     0.16    0.21    0.26    0.30    0.35    0.41    0.45    0.52    0.57    0.63    0.69    0.76    0.84    0.93
30     0.17    0.22    0.26    0.32    0.36    0.42    0.47    0.52    0.58    0.66    0.73    0.81    0.90    1.01
31     0.19    0.24    0.28    0.33    0.38    0.43    0.49    0.55    0.61    0.69    0.77    0.87    0.98    1.11
32     0.20    0.24    0.29    0.34    0.39    0.45    0.51    0.57    0.65    0.74    0.84    0.95    1.08    1.22
33     0.21    0.25    0.30    0.35    0.41    0.48    0.55    0.62    0.70    0.81    0.93    1.05    1.20    1.36
34     0.21    0.25    0.30    0.37    0.43    0.50    0.58    0.68    0.77    0.89    1.02    1.17    1.34    1.51
35     0.21    0.26    0.31    0.38    0.45    0.54    0.64    0.75    0.86    0.99    1.14    1.31    1.49    1.70
36     0.21    0.27    0.33    0.41    0.49    0.59    0.70    0.82    0.96    1.11    1.27    1.46    1.67    1.89
37     0.21    0.27    0.34    0.43    0.53    0.65    0.77    0.91    1.06    1.24    1.42    1.63    1.86    2.11
38     0.22    0.29    0.37    0.47    0.58    0.70    0.85    1.00    1.18    1.37    1.58    1.81    2.07    2.34
39     0.23    0.31    0.40    0.52    0.64    0.78    0.94    1.12    1.30    1.52    1.75    2.01    2.29    2.60
40     0.26    0.35    0.45    0.57    0.71    0.86    1.04    1.24    1.45    1.68    1.94    2.22    2.54    2.88
41     0.29    0.39    0.51    0.64    0.79    0.97    1.15    1.36    1.60    1.86    2.15    2.46    2.80    3.18
42     0.32    0.44    0.57    0.72    0.89    1.07    1.29    1.52    1.77    2.06    2.36    2.72    3.09    3.50
43     0.37    0.50    0.65    0.81    1.01    1.21    1.44    1.69    1.97    2.27    2.62    2.99    3.40    3.86
44     0.42    0.56    0.74    0.93    1.13    1.36    1.60    1.88    2.18    2.51    2.89    3.29    3.75    4.24
45     0.47    0.64    0.83    1.04    1.27    1.52    1.79    2.09    2.42    2.78    3.17    3.62    4.11    4.65
46     0.53    0.72    0.94    1.16    1.41    1.69    1.99    2.31    2.67    3.06    3.49    3.98    4.50    5.08
47     0.59    0.80    1.04    1.29    1.57    1.86    2.19    2.54    2.92    3.35    3.82    4.34    4.91    5.53
48     0.66    0.89    1.14    1.42    1.71    2.03    2.38    2.77    3.19    3.65    4.16    4.72    5.34    6.02
49     0.69    0.93    1.25    1.54    1.86    2.20    2.58    2.99    3.44    3.94    4.50    5.11    5.78    6.53

[2001 Valuation Basic Table -- Female -- Nonsmoker -- 1000qx (Age Nearest Birthday) (ages 0 - 49) chart continued on this page]
                                                                                                          Att
    15      16      17      18      19      20      21       22       23       24       25  Ultimate      Age
                  0.31    0.33    0.34    0.36    0.36     0.37     0.38     0.38     0.39  0.39          25
          0.30    0.32    0.33    0.35    0.36    0.37     0.38     0.38     0.38     0.39  0.41          26
  0.29    0.32    0.33    0.35    0.35    0.37    0.38     0.38     0.38     0.39     0.40  0.44          27
  0.31    0.32    0.34    0.35    0.36    0.37    0.38     0.38     0.39     0.40     0.43  0.45          28
  0.32    0.33    0.34    0.36    0.37    0.37    0.38     0.39     0.40     0.43     0.45  0.48          29
  0.33    0.34    0.35    0.37    0.37    0.38    0.39     0.40     0.43     0.45     0.48  0.49          30
  0.33    0.35    0.36    0.37    0.38    0.39    0.40     0.43     0.45     0.47     0.48  0.52          31
  0.34    0.36    0.36    0.38    0.39    0.40    0.43     0.45     0.47     0.48     0.52  0.55          32
  0.35    0.36    0.37    0.39    0.40    0.43    0.45     0.47     0.48     0.52     0.54  0.58          33
  0.35    0.37    0.39    0.40    0.42    0.45    0.47     0.48     0.52     0.54     0.58  0.63          34
  0.36    0.38    0.39    0.42    0.45    0.47    0.48     0.52     0.54     0.58     0.63  0.69          35
  0.38    0.39    0.41    0.44    0.47    0.48    0.51     0.54     0.57     0.62     0.68  0.73          36
  0.38    0.41    0.44    0.46    0.48    0.51    0.54     0.57     0.62     0.68     0.73  0.80          37
  0.40    0.44    0.46    0.48    0.51    0.54    0.57     0.62     0.68     0.73     0.78  0.83          38
  0.43    0.46    0.48    0.51    0.54    0.57    0.62     0.68     0.72     0.77     0.82  0.87          39
  0.45    0.48    0.51    0.54    0.57    0.62    0.68     0.72     0.77     0.82     0.87  0.92          40
  0.48    0.51    0.54    0.57    0.62    0.68    0.72     0.77     0.81     0.87     0.91  0.97          41
  0.51    0.54    0.57    0.62    0.68    0.72    0.77     0.81     0.87     0.91     0.97  1.04          42
  0.54    0.57    0.62    0.68    0.72    0.77    0.81     0.87     0.91     0.97     1.04  1.12          43
  0.57    0.62    0.68    0.72    0.77    0.81    0.87     0.91     0.97     1.04     1.12  1.21          44
  0.62    0.68    0.72    0.77    0.81    0.87    0.91     0.97     1.04     1.12     1.21  1.33          45
  0.66    0.72    0.76    0.81    0.86    0.91    0.97     1.04     1.12     1.21     1.33  1.47          46
  0.70    0.75    0.80    0.86    0.91    0.97    1.04     1.12     1.21     1.33     1.47  1.64          47
  0.73    0.79    0.84    0.90    0.97    1.04    1.12     1.21     1.33     1.47     1.64  1.83          48
  0.77    0.83    0.88    0.95    1.03    1.12    1.21     1.33     1.47     1.64     1.83  2.04          49
  0.80    0.87    0.94    1.02    1.11    1.21    1.33     1.47     1.64     1.83     2.04  2.29          50
  0.85    0.92    1.01    1.09    1.21    1.33    1.47     1.64     1.83     2.04     2.29  2.56          51
  0.90    0.99    1.08    1.19    1.32    1.47    1.64     1.83     2.04     2.29     2.56  2.88          52
  0.96    1.07    1.17    1.31    1.46    1.62    1.83     2.04     2.29     2.56     2.88  3.22          53
  1.04    1.15    1.30    1.45    1.61    1.81    2.04     2.29     2.56     2.88     3.22  3.58          54
  1.13    1.27    1.43    1.60    1.80    2.02    2.28     2.56     2.87     3.21     3.58  3.96          55
  1.25    1.41    1.58    1.79    2.01    2.26    2.55     2.86     3.20     3.57     3.96  4.41          56
  1.39    1.56    1.77    1.99    2.24    2.51    2.83     3.18     3.56     3.95     4.40  4.88          57
  1.54    1.75    1.97    2.22    2.49    2.80    3.15     3.52     3.94     4.38     4.87  5.39          58
  1.72    1.95    2.20    2.47    2.77    3.11    3.49     3.89     4.34     4.82     5.34  5.89          59
  1.92    2.17    2.45    2.75    3.08    3.44    3.85     4.30     4.77     5.29     5.83  6.41          60
  2.15    2.42    2.73    3.06    3.42    3.81    4.25     4.73     5.23     5.78     6.36  6.97          61
  2.39    2.69    3.03    3.39    3.79    4.21    4.68     5.20     5.74     6.31     6.93  7.58          62
  2.65    2.99    3.35    3.75    4.18    4.64    5.15     5.69     6.27     6.88     7.53  8.21          63
  2.93    3.30    3.71    4.14    4.61    5.11    5.65     6.23     6.84     7.49     8.18  8.90          64
  3.24    3.65    4.09    4.56    5.06    5.61    6.19     6.82     7.47     8.16     8.88  9.66          65
  3.58    4.03    4.51    5.02    5.57    6.16    6.79     7.45     8.15     8.87     9.65  10.50         66
  3.95    4.43    4.95    5.51    6.11    6.75    7.43     8.14     8.87     9.64    10.48  11.42         67
  4.35    4.88    5.45    6.06    6.71    7.40    8.12     8.86     9.63    10.47    11.40  12.45         68
  4.78    5.35    5.97    6.64    7.35    8.10    8.86     9.63    10.46    11.39    12.41  13.58         69
  5.23    5.86    6.55    7.27    8.05    8.86    9.62    10.46    11.37    12.41    13.53  14.84         70
  5.72    6.40    7.13    7.93    8.79    9.62   10.46    11.37    12.40    13.52    14.79  16.29         71
  6.22    6.96    7.77    8.64    9.59   10.45   11.37    12.40    13.52    14.77    16.24  17.91         72
  6.77    7.57    8.44    9.40   10.44   11.37   12.38    13.50    14.77    16.24    17.83  19.67         73
  7.35    8.23    9.19   10.24   11.35   12.38   13.50    14.77    16.24    17.83    19.60  21.60         74

             2001 Valuation Basic Table -- Female -- Nonsmoker -- 1000qx (Age Nearest Birthday)
Issue                                                Duration
Age
          1       2       3       4       5       6       7       8       9      10      11      12      13      14
50     0.71    1.03    1.35    1.65    1.99    2.35    2.76    3.20    3.69    4.24    4.84    5.51    6.24    7.06
51     0.76    1.16    1.47    1.77    2.13    2.51    2.94    3.42    3.95    4.54    5.20    5.92    6.73    7.63
52     0.79    1.30    1.59    1.90    2.26    2.66    3.11    3.62    4.20    4.85    5.56    6.36    7.24    8.23
53     0.84    1.39    1.71    2.02    2.39    2.81    3.29    3.84    4.46    5.17    5.95    6.83    7.81    8.90
54     0.88    1.49    1.84    2.15    2.53    2.97    3.48    4.07    4.74    5.50    6.37    7.34    8.43    9.65
55     0.93    1.60    1.98    2.30    2.69    3.15    3.69    4.32    5.05    5.89    6.84    7.92    9.13   10.49
56     1.03    1.72    2.15    2.49    2.89    3.38    3.96    4.64    5.44    6.35    7.40    8.59    9.94   11.48
57     1.09    1.85    2.34    2.69    3.13    3.65    4.28    5.03    5.89    6.89    8.04    9.36   10.86   12.57
58     1.12    1.98    2.53    2.91    3.39    3.97    4.66    5.48    6.42    7.53    8.79   10.25   11.91   13.82
59     1.22    2.10    2.74    3.16    3.68    4.32    5.08    5.98    7.03    8.26    9.66   11.28   13.12   15.22
60     1.28    2.23    2.95    3.40    3.98    4.70    5.55    6.56    7.73    9.09   10.66   12.44   14.52   16.85
61     1.34    2.35    3.15    3.65    4.29    5.09    6.04    7.17    8.50   10.02   11.79   13.79   16.09   18.70
62     1.44    2.49    3.35    3.89    4.60    5.49    6.56    7.83    9.33   11.05   13.04   15.32   17.90   20.83
63     1.61    2.63    3.54    4.12    4.90    5.89    7.10    8.54   10.23   12.20   14.45   17.03   19.94   23.22
64     1.81    3.37    3.75    4.36    5.21    6.31    7.67    9.30   11.22   13.44   16.01   18.94   22.23   25.90
65     2.06    3.58    3.96    4.61    5.54    6.76    8.29   10.14   12.31   14.84   17.76   21.06   24.75   28.92
66     2.16    3.84    4.21    4.90    5.93    7.29    9.02   11.11   13.60   16.46   19.74   23.49   27.67   32.36
67     2.23    4.11    4.48    5.24    6.39    7.93    9.88   12.24   15.03   18.30   22.02   26.22   30.96   36.20
68     2.53    4.41    4.83    5.68    6.96    8.69   10.90   13.57   16.74   20.41   24.60   29.33   34.63   40.49
69     2.85    4.75    5.23    6.19    7.66    9.62   12.10   15.14   18.70   22.83   27.54   32.84   38.73   45.07
70     3.22    5.12    5.71    6.83    8.50   10.74   13.56   16.97   20.99   25.62   30.85   36.77   43.32   49.65
71     3.67    5.55    6.28    7.60    9.54   12.09   15.27   19.12   23.62   28.80   34.64   41.18   48.47   54.62
72     5.55    6.02    6.95    8.52   10.77   13.70   17.31   21.62   26.66   32.43   38.92   46.15   54.13   58.93
73     6.02    6.59    7.75    9.63   12.25   15.58   19.66   24.50   30.12   36.54   43.71   51.68   58.37   65.19
74     6.55    7.28    8.74   10.98   13.99   17.79   22.39   27.81   34.06   41.15   49.06   57.75   64.85   72.03
75     7.13    8.14    9.95   12.59   16.06   20.37   25.53   31.60   38.53   46.37   55.00   64.53   71.88   79.68
76     7.87    9.21   11.41   14.48   18.44   23.29   29.04   35.72   43.34   51.87   61.28   71.64   79.60   88.04
77     8.90   10.60   13.21   16.75   21.21   26.62   33.00   40.35   48.65   58.01   68.25   79.49   87.95   96.77
78    10.27   12.36   15.42   19.44   24.46   30.44   37.47   45.54   54.59   64.77   75.80   87.95   96.77  106.37
79    10.80   14.61   18.12   22.65   28.20   34.84   42.55   51.30   61.16   72.11   84.10   96.67  106.26  116.68
80    12.09   17.41   21.37   26.43   32.56   39.80   48.21   57.72   68.37   80.19   93.00  106.15  116.56  127.99
81    13.63   20.82   25.25   30.81   37.56   45.44   54.52   64.78   76.25   88.96  102.71  116.56  127.99  140.55
82    15.34   24.95   29.82   35.91   43.20   51.73   61.51   72.54   84.85   98.47  113.15  127.86  140.40  154.33
83    17.05   29.79   35.16   41.75   49.62   58.80   69.21   81.02   94.17  108.69  124.33  140.40  154.17  169.29
84    21.22   35.12   41.31   48.38   56.76   66.56   77.74   90.33  104.23  119.54  136.13  154.17  169.29  185.89
85    25.52   41.27   48.30   55.79   64.76   75.10   86.96  100.31  115.04  131.25  148.81  167.85  185.70  203.92
86    33.63   48.25   55.79   64.10   73.51   84.52   97.07  111.07  126.61  143.73  162.26  182.33  203.92  223.68
87    39.43   55.73   64.03   73.30   83.19   94.68  107.87  122.60  138.96  156.97  176.47  197.61  220.17  244.33
88    49.69   64.03   73.22   83.10   93.73  105.76  119.50  134.93  152.09  170.99  191.27  213.44  237.11  262.47
89    61.50   73.22   83.10   93.64  105.06  117.60  131.92  148.05  166.01  185.61  207.02  230.03  254.81  281.38
90    73.22   83.10   93.64  105.06  117.23  130.39  145.31  161.98  180.72  201.18  223.34  247.36  273.27  301.05
91    83.10   93.64  105.06  117.23  130.26  143.91  159.40  176.72  196.02  217.34  240.41  265.46  292.20  321.18
92    93.64  105.06  117.23  130.26  143.91  158.29  174.32  192.27  212.11  234.24  258.24  284.03  312.16  342.04
93   105.06  117.23  130.26  143.91  158.29  173.52  189.88  208.43  229.19  251.92  276.55  303.63  332.56  363.64
94   117.23  130.26  143.91  158.29  173.52  189.62  206.45  225.38  246.83  270.09  295.88  323.66  353.69  385.97
95   130.26  143.91  158.29  173.52  189.62  206.45  223.65  243.11  264.98  289.27  315.66  344.42  375.54  409.03
96   143.91  158.29  173.52  189.62  206.45  223.65  241.65  261.64  284.17  308.92  336.16  365.90  398.12  432.83
97   158.29  173.52  189.62  206.45  223.65  241.65  260.46  280.96  303.82  329.30  357.39  388.10  421.42  457.36
98   173.52  189.62  206.45  223.65  241.65  260.46  280.09  300.78  324.22  350.40  379.34  411.02  445.45  482.63
99   189.62  206.45  223.65  241.65  260.46  280.09  300.24  321.36  345.36  372.24  402.01  434.66  470.20  508.63
100  205.72  223.28  240.85  259.65  279.27  299.72  320.39  341.94  366.50  394.08  424.68  458.3   494.95  534.63

[2001 Valuation Basic Table -- Female -- Nonsmoker -- 1000qx (Age Nearest Birthday) (ages 50 - 100) chart continued on this page]
                                                                                                          Att
    15      16      17      18      19      20      21       22       23       24       25  Ultimate      Age
  7.96    8.93    9.99   11.16   12.37   13.50   14.77    16.24    17.83    19.60    21.56  23.75         75
  8.61    9.69   10.87   12.17   13.48   14.77   16.24    17.83    19.60    21.56    23.67  26.10         76
  9.33   10.52   11.84   13.30   14.73   16.24   17.83    19.60    21.56    23.67    26.02  28.69         77
 10.12   11.44   12.94   14.57   16.18   17.83   19.60    21.56    23.67    26.02    28.57  31.55         78
 11.01   12.50   14.15   15.99   17.77   19.58   21.54    23.67    26.02    28.57    31.41  34.64         79
 12.01   13.70   15.56   17.62   19.52   21.54   23.67    26.02    28.57    31.41    34.53  38.08         80
 13.16   15.06   17.17   19.46   21.45   23.65   25.99    28.57    31.41    34.50    37.92  42.85         81
 14.47   16.59   18.97   21.38   23.55   25.96   28.54    31.38    34.50    37.88    41.64  48.24         82
 15.93   18.33   20.98   23.47   25.86   28.51   31.35    34.46    37.88    41.64    45.78  53.57         83
 17.60   20.26   23.23   25.77   28.39   31.32   34.43    37.84    41.60    45.73    50.27  59.45         84
 19.48   22.44   25.66   28.30   31.18   34.39   37.80    41.55    45.73    50.27    55.19  66.09         85
 21.63   24.93   28.18   31.09   34.25   37.72   41.51    45.64    50.22    55.19    60.68  72.00         86
 24.11   27.79   30.95   34.14   37.61   41.42   45.59    50.16    55.14    60.61    66.69  81.13         87
 26.90   30.86   33.99   37.49   41.29   45.49   50.06    55.08    60.55    66.62    73.23  90.64         88
 30.02   33.89   37.33   41.16   45.35   49.90   54.97    60.49    66.55    73.16    80.42  100.76        89
 33.52   37.21   40.99   45.21   49.75   54.79   60.36    66.42    73.08    80.34    88.40  109.94        90
 37.17   40.95   45.16   49.70   54.74   60.30   66.35    73.01    80.34    88.31    97.06  114.02        91
 40.95   45.12   49.70   54.74   60.24   66.28   72.93    80.25    88.22    97.06   106.59  122.83        92
 45.07   49.65   54.68   60.18   66.28   72.93   80.17    88.22    96.96   106.59   117.16  136.28        93
 49.65   54.62   60.18   66.21   72.86   80.17   88.22    96.96   106.59   117.16   128.64  153.46        94
 54.62   60.18   66.21   72.86   80.17   88.13   96.86   106.48   117.04   128.64   141.40  174.88        95
 59.55   65.87   72.63   80.09   88.13   96.86  106.48   116.92   128.51   141.40   155.11  195.08        96
 65.53   72.48   79.93   88.13   96.86  106.48  116.92   128.51   141.26   154.95   170.15  215.88        97
 72.26   79.84   88.13   96.86  106.48  116.92  128.51   141.26   154.95   169.98   186.45  217.88        98
 79.76   88.04   96.77  106.48  116.80  128.38  141.12   154.80   169.98   186.45   204.53  228.37        99
 88.04   96.77  106.48  116.80  128.38  141.12  154.80   169.98   186.45   204.53   224.13  245.85       100
 96.77  106.37  116.80  128.38  140.97  154.80  169.81   186.26   204.33   224.13   245.85  269.42       101
106.37  116.80  128.25  140.97  154.64  169.81  186.26   204.33   224.13   245.85   269.42  295.54       102
116.68  128.25  140.83  154.64  169.64  186.26  204.33   224.13   245.61   269.42   295.24  323.87       103
128.12  140.83  154.48  169.64  186.07  204.33  224.13   245.61   269.42   295.24   323.22  354.91       104
140.55  154.48  169.47  186.07  204.12  223.91  245.61   269.42   295.24   322.57   354.91  388.35       105
154.33  169.47  186.07  204.12  223.91  245.61  269.42   295.24   322.25   354.91   388.35  422.59       106
169.47  185.89  204.12  223.91  245.61  269.42  295.24   321.60   354.91   388.35   422.59  457.63       107
185.89  204.12  223.91  245.61  269.42  295.24  320.96   354.91   388.35   422.59   457.63  492.87       108
203.92  223.91  245.61  269.15  295.24  320.31  354.91   388.35   422.59   457.63   492.87  529.51       109
223.68  245.61  269.15  295.24  319.98  354.91  388.35   422.59   457.63   492.87   529.51  566.95       110
245.36  269.15  295.24  319.34  354.91  388.35  422.59   457.63   492.87   529.51   566.95  603.00       111
269.15  295.24  318.69  354.91  388.35  422.16  457.17   492.87   529.51   566.95   603.00  638.00       112
289.53  318.30  348.43  380.22  413.65  448.74  485.48   523.87   563.92   603.00   638.00  670.00       113
309.73  339.55  371.11  404.40  439.43  476.21  514.72   554.96   596.95   638.00   670.00  714.50       114
330.39  361.57  394.57  429.40  466.07  504.56  544.89   587.04   631.03   670.00   714.50  756.00       115
351.80  384.34  418.82  455.22  493.55  533.81  575.99   620.10   666.14   714.10   756.00  799.00       116
373.95  407.89  443.86  481.86  521.88  563.94  608.03   654.14   702.29   752.46   799.00  846.00       117
396.85  432.20  469.69  509.31  551.07  594.97  641.00   689.17   739.47   791.91   846.00  889.48       118
420.50  457.27  496.30  537.58  581.10  626.88  674.90   725.17   777.69   832.46   889.48  933.63       119
444.89  483.12  523.71  566.67  611.99  659.68  709.74   762.16   816.95   874.11   933.63  1000.00      120
470.03  509.72  551.90  596.57  643.73  693.38  745.51   800.14   857.25   916.85  1000.00  1000.00
495.92  537.10  580.89  627.30  676.32  727.96  782.22   839.09   898.58  1000.00  1000.00  1000.00
522.56  565.24  610.66  658.84  709.76  763.43  819.86   879.03  1000.00  1000.00  1000.00  1000.00
549.94  594.14  641.23  691.20  744.06  799.80  858.43  1000.00  1000.00  1000.00  1000.00  1000.00
577.32  623.04  671.8   723.56  778.36  836.17  897

               2001 Valuation Basic Table -- Female -- Smoker -- 1000qx (Age Nearest Birthday)
Issue                                                Duration
Age
          1       2       3       4       5       6       7       8       9      10      11      12      13      14
0
1
2
3                                                                                                              0.31
4                                                                                                      0.31    0.34
5                                                                                              0.30    0.33    0.37
6                                                                                      0.30    0.33    0.37    0.40
7                                                                              0.30    0.32    0.36    0.40    0.43
8                                                                      0.29    0.32    0.36    0.39    0.43    0.46
9                                                              0.29    0.31    0.35    0.39    0.41    0.46    0.49
10                                                     0.27    0.31    0.34    0.38    0.40    0.44    0.49    0.52
11                                             0.26    0.30    0.34    0.36    0.40    0.43    0.47    0.52    0.55
12                                     0.26    0.29    0.33    0.35    0.39    0.42    0.46    0.50    0.55    0.59
13                             0.26    0.29    0.31    0.34    0.38    0.40    0.45    0.49    0.53    0.58    0.63
14                     0.26    0.29    0.30    0.33    0.36    0.39    0.43    0.46    0.52    0.57    0.62    0.67
15             0.26    0.29    0.30    0.33    0.35    0.38    0.40    0.45    0.49    0.55    0.60    0.66    0.71
16     0.26    0.29    0.30    0.32    0.34    0.37    0.39    0.43    0.48    0.52    0.57    0.64    0.70    0.77
17     0.29    0.30    0.32    0.33    0.35    0.38    0.42    0.46    0.51    0.56    0.62    0.69    0.76    0.83
18     0.29    0.31    0.32    0.34    0.37    0.39    0.44    0.50    0.55    0.60    0.67    0.75    0.82    0.91
19     0.29    0.31    0.33    0.36    0.38    0.42    0.47    0.52    0.59    0.64    0.73    0.81    0.90    0.98
20     0.28    0.30    0.33    0.36    0.40    0.46    0.51    0.56    0.63    0.70    0.79    0.89    0.98    1.06
21     0.26    0.29    0.33    0.37    0.42    0.48    0.55    0.60    0.69    0.76    0.85    0.95    1.04    1.15
22     0.25    0.28    0.34    0.39    0.45    0.51    0.58    0.66    0.75    0.84    0.93    1.03    1.12    1.23
23     0.23    0.28    0.33    0.40    0.47    0.54    0.62    0.71    0.80    0.90    0.99    1.11    1.20    1.31
24     0.22    0.29    0.35    0.42    0.49    0.58    0.66    0.75    0.86    0.96    1.07    1.16    1.28    1.37
25     0.21    0.29    0.36    0.44    0.53    0.61    0.72    0.81    0.92    1.02    1.13    1.22    1.33    1.45
26     0.21    0.29    0.38    0.46    0.55    0.65    0.76    0.85    0.96    1.08    1.19    1.28    1.41    1.53
27     0.23    0.31    0.40    0.48    0.59    0.69    0.78    0.89    1.01    1.12    1.23    1.35    1.48    1.63
28     0.25    0.33    0.42    0.52    0.61    0.71    0.82    0.93    1.05    1.16    1.29    1.43    1.58    1.73
29     0.27    0.37    0.45    0.54    0.65    0.75    0.85    0.98    1.09    1.22    1.35    1.51    1.68    1.87
30     0.30    0.39    0.47    0.58    0.67    0.78    0.89    1.00    1.13    1.28    1.43    1.61    1.81    2.04
31     0.34    0.42    0.51    0.60    0.71    0.82    0.93    1.06    1.19    1.36    1.53    1.74    1.99    2.26
32     0.36    0.44    0.53    0.64    0.73    0.86    0.99    1.12    1.29    1.48    1.69    1.93    2.20    2.51
33     0.38    0.46    0.55    0.66    0.79    0.92    1.06    1.22    1.40    1.63    1.88    2.15    2.47    2.82
34     0.38    0.47    0.58    0.70    0.83    0.98    1.14    1.35    1.56    1.81    2.09    2.42    2.79    3.18
35     0.38    0.49    0.60    0.74    0.89    1.07    1.27    1.50    1.75    2.04    2.36    2.73    3.14    3.59
36     0.39    0.51    0.64    0.80    0.97    1.17    1.41    1.67    1.95    2.28    2.64    3.04    3.51    3.99
37     0.41    0.54    0.68    0.86    1.06    1.30    1.56    1.86    2.18    2.56    2.96    3.41    3.89    4.45
38     0.44    0.58    0.74    0.94    1.18    1.44    1.74    2.07    2.45    2.84    3.29    3.78    4.33    4.92
39     0.48    0.64    0.82    1.06    1.32    1.61    1.95    2.32    2.71    3.18    3.67    4.21    4.79    5.45
40     0.54    0.72    0.94    1.20    1.48    1.81    2.18    2.59    3.04    3.53    4.06    4.65    5.30    6.01
41     0.62    0.82    1.08    1.36    1.67    2.04    2.43    2.88    3.38    3.93    4.51    5.16    5.86    6.61
42     0.70    0.96    1.24    1.56    1.91    2.30    2.75    3.23    3.77    4.36    4.99    5.70    6.45    7.27
43     0.82    1.10    1.42    1.78    2.19    2.62    3.10    3.64    4.21    4.84    5.54    6.28    7.10    7.98
44     0.95    1.27    1.64    2.06    2.49    2.97    3.49    4.07    4.70    5.38    6.12    6.92    7.80    8.75
45     1.09    1.47    1.89    2.34    2.83    3.37    3.93    4.56    5.24    5.97    6.75    7.62    8.56    9.57
46     1.23    1.67    2.14    2.63    3.18    3.76    4.39    5.05    5.79    6.57    7.42    8.34    9.33   10.40
47     1.40    1.88    2.39    2.94    3.55    4.18    4.85    5.57    6.36    7.21    8.10    9.09   10.14   11.28
48     1.58    2.11    2.67    3.28    3.90    4.59    5.31    6.10    6.94    7.84    8.82    9.85   10.99   12.20
49     1.66    2.23    2.94    3.59    4.27    5.00    5.77    6.60    7.51    8.48    9.52   10.65   11.86   13.17

                                                                                                      Att
    15      16      17      18      19      20      21       22       23       24       25  Ultimate  Age
                  0.33    0.37    0.41    0.45    0.48     0.51     0.54     0.56     0.60  0.64      25
          0.32    0.36    0.40    0.44    0.48    0.51     0.54     0.56     0.59     0.62  0.68      26
  0.31    0.36    0.40    0.44    0.46    0.51    0.54     0.56     0.59     0.62     0.67  0.73      27
  0.34    0.38    0.42    0.46    0.49    0.53    0.56     0.59     0.62     0.67     0.72  0.77      28
  0.38    0.41    0.45    0.49    0.53    0.56    0.59     0.62     0.67     0.72     0.77  0.83      29
  0.41    0.45    0.48    0.53    0.56    0.59    0.62     0.67     0.72     0.77     0.83  0.86      30
  0.44    0.48    0.51    0.56    0.59    0.62    0.66     0.72     0.76     0.82     0.84  0.94      31
  0.47    0.51    0.54    0.59    0.62    0.66    0.72     0.76     0.82     0.84     0.92  1.00      32
  0.50    0.54    0.58    0.62    0.66    0.72    0.76     0.82     0.84     0.92     0.99  1.08      33
  0.53    0.58    0.62    0.66    0.70    0.76    0.82     0.84     0.92     0.99     1.07  1.17      34
  0.56    0.61    0.65    0.70    0.76    0.82    0.84     0.92     0.99     1.07     1.17  1.30      35
  0.61    0.65    0.69    0.74    0.82    0.84    0.92     0.98     1.06     1.15     1.28  1.40      36
  0.63    0.69    0.74    0.80    0.84    0.92    0.98     1.06     1.15     1.28     1.38  1.53      37
  0.67    0.74    0.80    0.84    0.92    0.98    1.06     1.15     1.28     1.38     1.50  1.60      38
  0.73    0.80    0.84    0.92    0.98    1.06    1.15     1.28     1.38     1.48     1.58  1.70      39
  0.78    0.84    0.92    0.98    1.06    1.15    1.28     1.37     1.47     1.57     1.69  1.80      40
  0.84    0.92    0.98    1.06    1.15    1.28    1.37     1.47     1.57     1.69     1.79  1.92      41
  0.92    0.98    1.06    1.15    1.28    1.37    1.47     1.57     1.69     1.79     1.91  2.07      42
  0.98    1.06    1.15    1.28    1.37    1.47    1.57     1.69     1.79     1.91     2.07  2.24      43
  1.06    1.15    1.28    1.37    1.47    1.57    1.69     1.79     1.91     2.07     2.24  2.45      44
  1.15    1.28    1.37    1.47    1.57    1.69    1.79     1.91     2.07     2.24     2.45  2.69      45
  1.25    1.36    1.46    1.57    1.68    1.79    1.91     2.07     2.24     2.45     2.69  2.96      46
  1.33    1.44    1.55    1.67    1.78    1.91    2.07     2.24     2.45     2.69     2.96  3.30      47
  1.41    1.52    1.63    1.77    1.91    2.07    2.24     2.45     2.69     2.96     3.30  3.74      48
  1.48    1.62    1.73    1.88    2.06    2.24    2.45     2.69     2.96     3.30     3.74  4.23      49
  1.56    1.71    1.85    2.02    2.23    2.45    2.69     2.96     3.30     3.74     4.23  4.77      50
  1.66    1.82    2.01    2.20    2.45    2.69    2.96     3.30     3.74     4.23     4.77  5.36      51
  1.78    1.97    2.18    2.42    2.69    2.96    3.30     3.74     4.23     4.77     5.36  6.00      52
  1.92    2.15    2.38    2.67    2.96    3.30    3.74     4.23     4.77     5.36     6.00  6.69      53
  2.10    2.35    2.66    2.96    3.30    3.74    4.23     4.77     5.36     6.00     6.69  7.43      54
  2.31    2.60    2.96    3.30    3.74    4.23    4.77     5.36     6.00     6.69     7.43  8.22      55
  2.57    2.92    3.30    3.74    4.23    4.77    5.36     6.00     6.69     7.43     8.22  9.06      56
  2.88    3.27    3.74    4.23    4.77    5.36    6.00     6.69     7.43     8.22     9.06  9.95      57
  3.23    3.69    4.19    4.77    5.36    6.00    6.69     7.43     8.22     9.06     9.95  10.81     58
  3.63    4.15    4.72    5.36    6.00    6.69    7.43     8.22     9.06     9.95    10.81  11.77     59
  4.09    4.68    5.31    6.00    6.69    7.43    8.22     9.06     9.95    10.81    11.77  12.76     60
  4.56    5.18    5.87    6.69    7.43    8.22    9.06     9.95    10.81    11.77    12.76  13.78     61
  5.05    5.72    6.46    7.43    8.15    9.06    9.95    10.81    11.77    12.76    13.78  14.94     62
  5.57    6.31    7.09    7.96    8.89    9.89   10.81    11.77    12.76    13.78    14.94  16.09     63
  6.14    6.93    7.77    8.68    9.67   10.73   11.72    12.76    13.78    14.94    16.09  17.30     64
  6.76    7.59    8.50    9.47   10.50   11.62   12.66    13.78    14.91    16.09    17.30  18.62     65
  7.44    8.33    9.29   10.31   11.40   12.57   13.69    14.87    16.09    17.30    18.62  20.03     66
  8.16    9.11   10.12   11.20   12.36   13.56   14.79    16.05    17.30    18.61    20.03  21.61     67
  8.94    9.95   11.03   12.18   13.38   14.65   15.94    17.24    18.57    20.00    21.58  23.35     68
  9.77   10.85   11.99   13.20   14.48   15.80   17.14    18.48    19.93    21.53    23.27  25.24     69
 10.64   11.79   13.02   14.30   15.63   17.01   18.36    19.82    21.44    23.19    25.13  27.35     70
 11.56   12.77   14.06   15.44   16.89   18.23   19.70    21.31    23.07    25.02    27.21  29.77     71
 12.51   13.80   15.18   16.64   18.20   19.55   21.17    22.94    24.88    27.07    29.58  32.44     72
 13.51   14.90   16.35   17.92   19.43   20.99   22.77    24.71    26.91    29.43    32.19  35.32     73
 14.58   16.06   17.63   19.32   20.90   22.55   24.44    26.69    29.20    31.98    35.01  38.47     74

             2001 Valuation Basic Table -- Female -- Smoker -- 1000qx (Age Nearest Birthday)
Issue                                                Duration
Age
          1       2       3       4       5       6       7       8       9      10      11      12      13      14
50     1.75    2.50    3.21    3.88    4.60    5.37    6.20    7.10    8.06    9.12   10.23   11.46   12.76   14.17
51     1.87    2.84    3.53    4.20    4.96    5.76    6.65    7.60    8.64    9.76   10.97   12.29   13.71   15.24
52     1.98    3.20    3.86    4.54    5.30    6.14    7.06    8.08    9.21   10.43   11.73   13.15   14.70   16.37
53     2.13    3.47    4.20    4.87    5.65    6.53    7.50    8.58    9.78   11.11   12.53   14.09   15.78   17.60
54     2.27    3.76    4.56    5.23    6.02    6.93    7.98    9.13   10.41   11.83   13.40   15.12   16.97   19.00
55     2.40    4.08    4.96    5.63    6.46    7.40    8.50    9.72   11.11   12.67   14.38   16.27   18.32   20.54
56     2.63    4.30    5.29    5.98    6.82    7.81    8.97   10.28   11.79   13.47   15.34   17.41   19.67   22.16
57     2.72    4.53    5.64    6.35    7.25    8.30    9.54   10.96   12.58   14.40   16.43   18.71   21.22   23.96
58     2.75    4.78    5.99    6.76    7.73    8.87   10.20   11.76   13.51   15.51   17.71   20.19   22.95   25.99
59     2.91    4.97    6.36    7.20    8.22    9.49   10.94   12.64   14.56   16.76   19.20   21.92   24.95   28.27
60     3.00    5.15    6.70    7.60    8.74   10.13   11.75   13.62   15.75   18.18   20.87   23.86   27.20   30.85
61     3.07    5.34    7.01    7.99    9.25   10.78   12.57   14.65   17.05   19.75   22.74   26.07   29.73   33.79
62     3.24    5.51    7.31    8.35    9.71   11.41   13.41   15.74   18.42   21.44   24.79   28.49   32.60   37.09
63     3.55    5.69    7.56    8.67   10.14   12.01   14.24   16.86   19.87   23.29   27.05   31.21   35.79   40.78
64     3.89    7.13    7.83    8.98   10.57   12.62   15.11   18.05   21.44   25.27   29.50   34.18   39.29   44.86
65     4.32    7.42    8.09    9.29   11.02   13.27   16.03   19.32   23.12   27.47   32.20   37.44   43.14   49.34
66     4.44    7.77    8.40    9.64   11.49   13.93   16.96   20.57   24.76   29.50   34.74   40.49   46.75   53.54
67     4.48    8.14    8.74   10.06   12.06   14.73   18.05   22.00   26.57   31.75   37.50   43.79   50.65   58.03
68     4.97    8.53    9.18   10.61   12.78   15.70   19.33   23.65   28.64   34.26   40.52   47.39   54.85   62.81
69     5.49    8.96    9.70   11.28   13.69   16.88   20.84   25.53   30.93   37.02   43.83   51.23   59.31   67.67
70     6.04    9.43   10.31   12.09   14.77   18.29   22.62   27.72   33.57   40.10   47.41   55.43   64.02   71.97
71     6.73    9.96   11.04   13.08   16.09   19.96   24.69   30.20   36.46   43.43   51.28   59.85   69.06   76.47
72     9.91   10.53   11.89   14.26   17.62   21.89   27.03   33.00   39.68   47.06   55.46   64.53   74.25   81.13
73    10.48   11.21   12.89   15.65   19.41   24.11   29.68   36.04   43.16   50.93   59.85   69.45   79.63   84.52
74    11.10   12.04   14.12   17.29   21.48   26.63   32.62   39.42   46.93   55.04   64.43   74.54   84.25   86.41
75    11.76   13.10   15.61   19.22   23.85   29.42   35.83   43.03   50.87   59.32   69.19   79.74   85.59   95.85
76    12.80   14.61   17.64   21.81   27.00   33.19   40.24   48.05   56.56   65.71   76.26   84.77   93.96   98.92
77    14.25   16.56   20.12   24.87   30.69   37.47   45.15   53.62   62.83   72.62   83.99   92.00   98.56  110.66
78    16.20   19.05   23.15   28.45   34.89   42.32   50.61   59.77   69.62   80.18   90.15   98.27  109.58  119.44
79    16.77   22.14   26.82   32.68   39.70   47.74   56.68   66.52   77.08   88.29   97.93  108.49  118.68  129.11
80    17.65   25.98   31.15   37.57   45.14   53.85   63.39   73.84   85.07   96.99  107.43  117.93  128.64  139.54
81    19.71   30.61   36.27   43.20   51.33   60.57   70.74   81.85   93.76  106.39  117.14  128.04  139.15  151.49
82    22.17   36.08   42.17   49.59   58.25   68.01   78.76   90.49  102.98  116.31  127.41  138.76  151.06  162.74
83    24.58   41.11   48.94   56.78   65.87   76.21   87.43   99.70  112.91  126.92  138.33  150.64  162.58  176.12
84    28.58   48.28   56.58   64.75   74.31   85.07   96.79  109.62  123.33  137.99  150.06  162.27  175.78  190.38
85    34.59   56.37   63.65   73.57   83.45   94.62  106.81  120.04  134.45  149.60  162.06  175.30  189.63  205.35
86    45.77   62.50   72.82   83.15   93.33  106.43  117.47  131.18  146.00  161.90  174.86  188.94  205.35  225.03
87    50.17   72.07   82.82   93.21  106.14  117.14  128.63  142.77  158.09  174.56  188.37  203.17  221.49  245.56
88    63.59   82.56   93.06  105.80  116.83  128.40  140.38  154.89  170.68  187.70  202.23  217.94  238.30  263.53
89    79.03   92.98  105.46  116.54  128.21  140.21  152.79  167.66  183.75  201.29  216.58  233.49  255.83  282.50
90    92.83  105.03  116.25  127.89  140.03  152.60  165.59  180.78  197.26  215.12  231.40  249.35  280.10  301.65
91   104.69  115.97  127.68  139.79  152.34  165.32  180.31  194.17  211.00  229.54  246.67  272.37  296.00  321.18
92   115.68  127.46  139.67  152.21  165.03  179.88  193.81  208.12  225.10  244.10  265.22  288.01  312.16  342.04
93   127.25  139.44  151.94  164.74  179.40  193.29  207.46  222.24  239.52  258.98  280.43  303.63  332.56  363.64
94   139.20  151.81  164.45  178.92  192.76  206.97  221.58  236.68  254.25  273.87  295.88  323.66  353.69  385.97
95   151.55  164.16  178.44  192.41  206.59  220.96  235.76  251.15  269.23  289.27  315.66  344.42  375.54  409.03
96   163.87  177.64  191.89  206.02  220.34  235.09  250.36  266.09  284.17  308.92  336.16  365.90  398.12  432.83
97   176.52  190.84  205.45  219.72  234.19  249.64  265.15  280.96  303.82  329.30  357.39  388.10  421.42  457.36
98   189.44  204.11  219.09  233.29  248.91  264.63  280.09  300.78  324.22  350.40  379.34  411.02  445.45  482.63
99   202.40  217.44  232.62  248.18  263.85  280.09  300.24  321.36  345.36  372.24  402.01  434.66  470.20  508.63
100  215.36  230.77  246.15  263.07  278.79  295.55  320.39  341.94  366.5   394.08  424.68  458.3   494.95  534.63

[2001 Valuation Basic Table -- Female -- Smoker -- 1000qx (Age Nearest Birthday) (ages 50 - 100) chart continued on this page]
                                                                                                          Att
    15      16      17      18      19      20      21       22       23       24       25  Ultimate      Age
 15.70   17.29   19.00   20.82   22.51   24.18   26.42    28.91    31.64    34.64    37.92  41.62     75
 16.89   18.63   20.48   22.46   23.94   26.15   28.61    31.32    34.26    37.51    41.05  45.06     76
 18.17   20.07   22.12   23.69   25.88   28.34   31.02    33.91    37.10    40.60    44.41  48.75     77
 19.58   21.67   23.44   25.62   28.04   30.71   33.62    36.71    40.15    43.91    48.03  52.71     78
 21.17   23.19   25.37   27.76   30.43   33.33   36.44    39.73    43.45    47.49    51.95  57.00     79
 22.96   25.10   27.49   30.13   33.04   36.19   39.50    42.98    46.98    51.36    56.14  61.60     80
 24.85   27.22   29.87   32.77   35.92   39.28   42.82    46.59    50.90    55.60    60.73  68.21     81
 26.95   29.58   32.48   35.67   39.08   42.68   46.56    50.74    55.13    60.18    65.64  75.39     82
 29.31   32.19   35.40   38.85   42.54   46.50   50.54    54.99    59.70    65.08    70.94  82.33     83
 31.93   35.13   38.62   42.41   46.44   50.37   54.81    59.55    64.64    70.37    76.65  89.79     84
 34.88   38.43   42.27   46.38   50.18   54.63   59.35    64.43    69.76    75.77    82.28  97.26     85
 38.21   42.12   46.32   50.01   54.45   59.15   64.21    69.52    75.61    81.48    89.55  103.32    86
 41.98   46.27   49.85   54.27   58.95   64.00   69.28    75.45    81.25    88.99    95.39  113.27    87
 46.19   49.68   54.09   58.80   63.82   69.05   75.30    80.97    88.49    94.77   101.91  123.15    88
 49.51   53.91   58.60   63.61   68.81   75.14   80.68    87.93    94.23   101.24   108.73  133.05    89
 53.73   58.40   63.39   68.57   74.99   80.46   87.37    93.61   100.56   108.57   116.37  140.84    90
 58.20   63.22   68.34   74.83   80.17   86.81   93.07    99.82   108.07   115.83   124.06  141.74    91
 63.00   68.10   74.68   79.89   86.31   92.45   99.14   107.33   115.20   123.37   132.07  148.21    92
 67.91   73.90   79.60   85.75   91.90   98.47  106.60   114.39   122.58   131.32   140.94  159.17    93
 72.96   78.69   84.81   91.29   97.79  105.69  113.49   121.70   130.45   140.35   150.04  173.34    94
 77.61   83.69   90.20   97.12  104.54  112.41  121.01   130.13   139.76   149.52   159.59  195.42    95
 82.44   88.90   95.85  103.15  111.06  119.43  128.94   139.17   149.00   159.16   172.24  215.44    96
 84.80   94.35  101.67  109.53  117.85  126.67  137.16   148.48   158.88   171.15   185.85  235.59    97
 87.24   99.95  107.74  115.98  124.84  134.20  145.89   158.45   170.06   183.80   202.91  234.92    98
 97.90  105.76  113.91  122.68  132.07  142.00  154.90   168.97   181.75   200.85   218.88  243.25    99
 99.28  112.83  121.92  131.48  141.61  154.33  164.30   179.88   196.92   215.60   236.03  258.65   100
111.74  121.06  130.88  141.22  153.91  163.98  179.02   195.80   214.16   234.24   256.19  279.94   101
120.30  130.29  140.83  153.48  163.83  178.51  195.05   213.14   233.11   254.71   278.05  303.22   102
129.70  140.44  152.91  163.67  178.17  194.30  212.52   232.22   253.48   276.70   301.75  328.08   103
140.05  152.48  163.36  177.83  193.74  211.50  231.54   252.74   275.89   300.56   327.11  354.91   104
152.06  163.21  177.32  192.99  210.47  229.97  252.25   275.08   299.97   326.78   354.91  388.35   105
162.89  176.97  192.25  209.45  228.40  250.04  274.81   299.68   326.46   354.91   388.35  422.59   106
176.46  191.69  208.22  226.83  247.82  271.85  299.09   326.14   354.91   388.35   422.59  457.63   107
190.94  207.19  225.48  246.59  270.23  296.72  325.81   354.91   388.35   422.59   457.63  492.87   108
206.17  225.03  246.59  270.23  296.13  324.52  354.91   388.35   422.59   457.63   492.87  529.51   109
225.03  246.59  270.23  296.13  324.52  354.91  388.35   422.59   457.63   492.87   529.51  566.95   110
246.59  270.23  296.13  324.52  354.91  388.35  422.59   457.63   492.87   529.51   566.95  603.00   111
270.23  296.13  324.52  354.91  388.35  422.16  457.17   492.87   529.51   566.95   603.00  638.00   112
290.40  318.94  348.43  380.22  413.65  448.74  485.48   523.87   563.92   603.00   638.00  670.00   113
310.35  339.55  371.11  404.40  439.43  476.21  514.72   554.96   596.95   638.00   670.00  714.50   114
330.39  361.57  394.57  429.40  466.07  504.56  544.89   587.04   631.03   670.00   714.50  756.00   115
351.80  384.34  418.82  455.22  493.55  533.81  575.99   620.10   666.14   714.10   756.00  799.00   116
373.95  407.89  443.86  481.86  521.88  563.94  608.03   654.14   702.29   752.46   799.00  846.00   117
396.85  432.20  469.69  509.31  551.07  594.97  641.00   689.17   739.47   791.91   846.00  889.48   118
420.50  457.27  496.30  537.58  581.10  626.88  674.90   725.17   777.69   832.46   889.48  933.63   119
444.89  483.12  523.71  566.67  611.99  659.68  709.74   762.16   816.95   874.11   933.63  1000.00  120
470.03  509.72  551.90  596.57  643.73  693.38  745.51   800.14   857.25   916.85  1000.00  1000.00
495.92  537.10  580.89  627.30  676.32  727.96  782.22   839.09   898.58  1000.00  1000.00  1000.00
522.56  565.24  610.66  658.84  709.76  763.43  819.86   879.03  1000.00  1000.00  1000.00  1000.00
549.94  594.14  641.23  691.20  744.06  799.80  858.43  1000.00  1000.00  1000.00  1000.00  1000.00
577.32  623.04  671.8   723.56  778.36  836.17  897

   Monthly TD Rates (per $100 of monthly benefit)
Age  MTB   FTB   UTB    MNT   FNT   UNT   MPR   FPR
0    0.82  1.39   1.05  0.82  1.39  1.05  0.82  1.39
1    0.82  1.39   1.05  0.82  1.39  1.05  0.82  1.39
2    0.82  1.39   1.05  0.82  1.39  1.05  0.82  1.39
3    0.82  1.39   1.05  0.82  1.39  1.05  0.82  1.39
4    0.82  1.39   1.05  0.82  1.39  1.05  0.82  1.39
5    0.82  1.39   1.05  0.82  1.39  1.05  0.82  1.39
6    0.82  1.39   1.05  0.82  1.39  1.05  0.82  1.39
7    0.82  1.39   1.05  0.82  1.39  1.05  0.82  1.39
8    0.82  1.39   1.05  0.82  1.39  1.05  0.82  1.39
9    0.82  1.39   1.05  0.82  1.39  1.05  0.82  1.39
10   0.82  1.39   1.05  0.82  1.39  1.05  0.82  1.39
11   0.82  1.39   1.05  0.82  1.39  1.05  0.82  1.39
12   0.82  1.39   1.05  0.82  1.39  1.05  0.82  1.39
13   0.82  1.39   1.05  0.82  1.39  1.05  0.82  1.39
14   0.82  1.39   1.05  0.82  1.39  1.05  0.82  1.39
15   0.82  1.39   1.05  0.82  1.39  1.05  0.82  1.39
16   0.82  1.39   1.05  0.82  1.39  1.05  0.82  1.39
17   0.82  1.39   1.05  0.82  1.39  1.05  0.82  1.39
18   0.82  1.39   1.05  0.82  1.39  1.05  0.82  1.39
19   0.82  1.39   1.05  0.82  1.39  1.05  0.82  1.39
20   0.86  1.47    1.1  0.74  1.26  0.95  0.74  1.26
21   0.91  1.56   1.17  0.78  1.32     1  0.78  1.32
22   0.96  1.63   1.23  0.82  1.39  1.05  0.82  1.39
23   0.98  1.67   1.26  0.84  1.43  1.08  0.84  1.43
24      1  1.73   1.29  0.84  1.45  1.08  0.84  1.45
25   1.02  1.76   1.32  0.86   1.5  1.11  0.86   1.5
26   1.04   1.8   1.34  0.88  1.54  1.14  0.88  1.54
27   1.06  1.85   1.37   0.9  1.58  1.17   0.9  1.58
28   1.08  1.95   1.43  0.92  1.66  1.22  0.92  1.66
29   1.11  2.06    1.5  0.95  1.76  1.28  0.95  1.76
30   1.14  2.17   1.56  0.97  1.84  1.32  0.97  1.84
31   1.17  2.29   1.61     1  1.95  1.38     1  1.95
32    1.2   2.4   1.68  1.02  2.04  1.42  1.02  2.04
33   1.24  2.52   1.75  1.06  2.14  1.49  1.06  2.14
34   1.29  2.65   1.83  1.09  2.26  1.56  1.09  2.26
35   1.33  2.79   1.92  1.13  2.37  1.63  1.13  2.37
36   1.38  2.93      2  1.17  2.49   1.7  1.17  2.49
37   1.44   3.1    2.1  1.23  2.64   1.8  1.23  2.64
38   1.51   3.2   2.18  1.28  2.71  1.85  1.28  2.71
39   1.59  3.33   2.28  1.35  2.83  1.95  1.35  2.83
40   1.69  3.48   2.41  1.44  2.97  2.05  1.44  2.97
41    1.8  3.65   2.53  1.53   3.1  2.16  1.53   3.1
42   1.92  3.84   2.69  1.63  3.26  2.28  1.63  3.26
43   2.06  3.96   2.82  1.76  3.37   2.4  1.76  3.37
44   2.23   4.1   2.92  1.89  3.48  2.52  1.89  3.48
45   2.42  4.26   3.16  2.05  3.62  2.68  2.05  3.62
46   2.63  4.42   3.34  2.24  3.75  2.84  2.24  3.75
47   2.86  4.58   3.55  2.43  3.89  3.01  2.43  3.89
48   3.11  4.76   3.77  2.64  4.04   3.2  2.64  4.04
49   3.39  4.93      4  2.87   4.2   3.4  2.87   4.2
50   3.67   5.1   4.24  3.12  4.34  3.61  3.12  4.34
51   3.98  5.26   4.49  3.39  4.47  3.82  3.39  4.47
52   4.32   5.4   4.75  3.68   4.6  4.04  3.68   4.6
53    4.8  5.76   5.18  4.08   4.9  4.41  4.08   4.9
54   5.29  6.08    5.6  4.49  5.16  4.76  4.49  5.16
55   5.76  6.24   5.99   4.9  5.39  5.09   4.9  5.39
56   6.48  6.81   6.61  5.51  5.79  5.63  5.51  5.79
57    7.2   7.2    7.2  6.12  6.12  6.12  6.12  6.12
58   7.92  7.68   7.82  6.73  6.53  6.65  6.73  6.53
59   8.64  8.12   8.43  7.34   6.9  7.17  7.34   6.9
60   5.76  5.24   5.55   4.9  4.45  4.72   4.9  4.45
61   5.28  4.65   5.03  4.49  3.96  4.28  4.49  3.96
62    4.3  4.08   4.51  4.08  3.47  3.83  4.08  3.47
63   4.66  3.82   4.32  3.96  3.24  3.67  3.96  3.24
64   5.18  4.15   4.77  4.41  3.52  4.05  4.41  3.52
65      0     0      0     0     0     0     0     0
66      0     0      0     0     0     0     0     0
67      0     0      0     0     0     0     0     0
68      0     0      0     0     0     0     0     0
69      0     0      0     0     0     0     0     0
70      0     0      0     0     0     0     0     0
71      0     0      0     0     0     0     0     0
72      0     0      0     0     0     0     0     0
73      0     0      0     0     0     0     0     0
74      0     0      0     0     0     0     0     0
75      0     0      0     0     0     0     0     0
76      0     0      0     0     0     0     0     0
77      0     0      0     0     0     0     0     0
78      0     0      0     0     0     0     0     0
79      0     0      0     0     0     0     0     0
80      0     0      0     0     0     0     0     0
81      0     0      0     0     0     0     0     0
82      0     0      0     0     0     0     0     0
83      0     0      0     0     0     0     0     0
84      0     0      0     0     0     0     0     0
85      0     0      0     0     0     0     0     0
86      0     0      0     0     0     0     0     0
87      0     0      0     0     0     0     0     0
88      0     0      0     0     0     0     0     0
89      0     0      0     0     0     0     0     0
90      0     0      0     0     0     0     0     0
91      0     0      0     0     0     0     0     0
92      0     0      0     0     0     0     0     0
93      0     0      0     0     0     0     0     0
94      0     0      0     0     0     0     0     0
95      0     0      0     0     0     0     0     0
96      0     0      0     0     0     0     0     0
97      0     0      0     0     0     0     0     0
98      0     0      0     0     0     0     0     0

99      0     0      0     0     0     0     0     0
100     0     0      0     0     0     0     0     0

                                                                       EXHIBIT E
SELF-ADMINISTERED REPORTING

The Ceding Company will self-administer all reinsurance reporting. The Ceding Company will send Munich Re the reports listed below. The reports shall be in an electronic data format acceptable to Munich Re. If changes to the data format are made, the Ceding Company shall provide an updated data dictionary and file layout.

PERIODIC REPORTS

1.   Transaction Reports, monthly
     a.     New Business
     b.     First Year - Other than New Business
     c.     Renewal Year
     d.     Policy Changes Report
     e.     Accounting Information
2.   Policy Exhibit Information, monthly
3.   In-force, monthly
4.   Statutory Reserve Information, quarterly

A brief description of the data requirements follows below.

PERIODIC REPORTS

1.   Transaction Reports

     The Ceding Company agrees to provide the following policy data:

     a.   New Business
          This report will include new issues only, the first time the Policy is reported to Munich Re. Automatic and Facultative business will be identified separately.

     b.   First Year - Other than New Business
          This report will include Policies previously reported on the new business detail and still in their first duration, or Policies involved in first year premium adjustments.

     c.   Renewal Year
          All Policies with renewal dates within the accounting period will be listed.

--------------------------------------------------------------------------------
TREATY #3684     MUNICH AMERICAN REASSURANCE COMPANY

                                                                       EXHIBIT E
                                                                     (CONTINUED)

     d.   Policy Changes Report
          Policies affected by a change during the current reporting period will be included in this report. Type of change or termination activity must be clearly identified for each Policy.

          The Ceding Company will identify the following transactions either by separate listing or unique transaction codes: Terminations, Reinstatements, Changes, Conversions, and Replacements. For Conversions and Replacements, the Ceding Company will report the original Policy date, as well as the current Policy date.

     e.   Accounting Information
          Premiums and allowances will be summarized for Life coverages, Benefits, and Riders by the following categories: Automatic and Facultative, First Year and Renewals.

2.   Policy Exhibit Information
     This is a summary of transactions during the current period and on a year-to-date basis, reporting the number of Policies and reinsured amount.

3.   In-force
     This is a detailed report of each Policy in-force.

4.   Statutory Reserve Information
     Statutory reserves will be summarized for Life coverages, Benefits and Riders. The Ceding Company will specify the reserve basis used.
--------------------------------------------------------------------------------
TREATY #3684     MUNICH AMERICAN REASSURANCE COMPANY

                                                                       EXHIBIT E
                                                                     (CONTINUED)

IN-FORCE REPORT

The In-force Report showing all active Policies should be prepared and submitted monthly, quarterly, or annually according to the terms of the Agreement. Premiums due should be included only for the period being reported. The information required to be shown on such lists is set out below.

   A. Policy number
   B. Full name of insured
   C. Sex
   D. Date of birth (month, day, year)
   E. Issue age
*  F. Attained age
   G. Policy date (month, day, year)
   H. Date of increase/decrease in specified amount
   I. Policy duration
   J. Substandard rating (table, mortality percentage, flat extra amount and duration. Show multiple of standard for ADB or WPD.)
   K. Plan or plan code (if more than one plan is covered by the Agreement)
   L. Treaty or treaty code
   M. Underwriting class (smoker, nonsmoker, preferred, etc.)
   N. Specified amount issued (life, ADB, WPD)
   O. Death benefit option (i.e., cash value included in or in addition to the specified amount)
*  P. Current death benefit (under original policy)
   Q. Proportion reinsured this policy (where applicable)
   R. Amount reinsured
   S. Current reinsurance amount at risk
   T. Automatic or facultative
   U. Currency code if not U.S. currency
   V. Joint indicator
   W. Location indicator if COLI or worksite product
   X. Underwriting method
   Y. Issue state/residence state

* Desirable but not required

--------------------------------------------------------------------------------
TREATY #3684     MUNICH AMERICAN REASSURANCE COMPANY

                                                                       EXHIBIT E
                                                                     (CONTINUED)

There should be separate subtotals for all items listed below. Each subtotal should include:

Policy count                         (life-separately for new business, renewals, and combined)
Reinsurance amount at risk           (separately for new business, renewals, and combined)
Reinsurance premium                  (separately for new business, renewals, and combined)
Reinsurance commission               (separately for new business, renewals, and combined)
Net amount due Munich Re             (separately for new business, renewals, and combined)

The various policy details including reinsurance amount at risk and proportion reinsured shown on the In-force Report should correspond to the in-force after any changes reported concurrently on the Policy Changes Report". The Ceding Company shall provide a grand total each reporting period for Policy count in-force and reinsurance amount at risk in-force (separately for new business, renewals, and combined). A separate total of ADB in-force shall also be provided that need not be separated into new business and renewals.

The Ceding Company shall provide a grand total of reinsurance premium and net amount due Munich Re, including all renewals and Policy changes (separately for first year, renewals, and combined categories). Separate totals shall be provided for life, ADB, and WPD. This may be shown on the In-force Report or may be provided in a separate summary.

Where premiums for more than one period are being reported on a single list, the basic identification (Policy number, name of insured, sex, date of birth, age, and Policy date) need be shown only one time on the first line for the Policy. Subsequent lines should each relate to a different period and the period involved should be indicated.

Although an increase or decrease in the specified amount will not, as a rule, result in the issuance of a new Policy, the amount of such increase or decrease should be reported separately from the base specified amount so that differences in premium rates can be reflected. For example, the amount of increase in specified amount might involve a substandard rating that differs from the rating for the base specified amount. In any such case, a separate policy number suffix should be assigned.

Any significant deviations from these reporting guidelines must be agreed to by Munich Re.

--------------------------------------------------------------------------------
TREATY #3684     MUNICH AMERICAN REASSURANCE COMPANY

                                                                       EXHIBIT E
                                                                     (CONTINUED)
POLICY CHANGES REPORT

Each monthly Policy Changes Report should show details for each Policy for which any transaction (see codes 4-12 below) occurred which has an effect on either the reinsurance amount at risk or reinsurance premium. The basic Policy details to be shown include the following:

   a. Policy number
   b. Name of insured
*  c. Date of birth
   d. Transaction code (changes to in-force)
         4.  Termination without value
         5.  Policy not placed (NTO)
         6.  Surrender (full or partial)
         7.  Reinstatement
         8.  Increase in specified amount
         9.  Decrease in specified amount
         10. Conversion or change of plan (e.g., Option A to Option B)
         11. Death
         12. Other (Please describe.)
             Under item 12, describe any other amendments such as partial recapture, full recapture, table rating reduction, etc,
   e. Effective date of transaction
   f. Net increase or decrease in reinsurance amount at risk from the reinsurance amount at risk last reported to Munich Re before the change
   g. Reinsurance premium adjustment (separately for first year/renewal)
   h. Net adjustment due Munich Re (separately for first year/renewal)
   i. Currency code if not U.S. currency

Subtotals of Policy count and reinsurance amount at risk should be provided for each transaction code where the transaction is such that the Policy count in-force is altered by the transaction. For items g and h, only grand totals are required (separately for first year/renewal/combined).

The premium adjustments should include adjustments up to the current reporting period (e.g., month, quarter).

It is not necessary to adhere strictly to the set of transaction codes shown above as long as the amendments are clearly identified and appropriate subtotals and totals can be provided.

*Desirable but not required

--------------------------------------------------------------------------------
TREATY #3684     MUNICH AMERICAN REASSURANCE COMPANY

                                                                       EXHIBIT E
                                                                     (CONTINUED)

IN-FORCE SUMMARY FORM

                       SELF-ADMINISTERED LIFE REINSURANCE

                                 Summary Report

                          For the Period        through
                     To Munich American Reassurance Company

Company Name                            Account Number

Treaty ID:

Plan ID:

Prepared By                             Date                Phone

I.     Policy Exhibit Summary (Life Reinsurance Only)

                                                     Number of  Amount of
                                                     Policies   Reinsurance
 A. In-force As Of Last Report
 B. New Paid Reinsurance Ceded
 C. NTO
 D. Reinstatements
 E. Administrative New Business (Conversions, Etc.)
 F. Lapses
 G. Recaptures
 H. Surrenders (Coinsurance Only)
 I. Death
 J. Expiries
 K. Administrative Lapses
 L. Increase/Decrease                                XXXXXX
 M. In-force As Of Current Report
 N. ADB In-force As of Current Report                XXXXXX

II.     Accounting Summary

--------------------------------------------------------------------------------------
                      Premiums                 Commissions
                                                                        Net Due
 Category      ------------------------ ------------------------ Other* Munich Re-Life
               First Year  Renewal Year First Year  Renewal Year
 ------------- ------------------------ ------------------------ ------ --------------
 Life
--------------------------------------------------------------------------------------
 WP
--------------------------------------------------------------------------------------
 ADB
--------------------------------------------------------------------------------------
 Total
--------------------------------------------------------------------------------------

* If more than one category is included (e.g., surrender benefits, dividends), please show details on the reverse side of this form. RADF61

--------------------------------------------------------------------------------
TREATY #3684     MUNICH AMERICAN REASSURANCE COMPANY

                                                                       EXHIBIT F

SELF-ADMINISTERED CLAIM REPORTING

     The Ceding Company will self-administer all reinsurance claim reporting. The Ceding Company will send Munich Re the information listed below at the frequency specified.

     PREMIUM TRANSACTION REPORTS [MONTHLY]

     1.   New Business
     2.   First Year - Other than New Business
     3.   Renewal Year
     4.   Changes and Terminations

     Data may be provided on one report as long as the above transactions types are properly noted. The Ceding Company agrees to provided the following policy data in each Premium Transaction Report:

     1.   Insured name
     2.   Insured date of birth
     3.   Policy number
     4.   Policy issue date
     5.   Duration
     6.   Gender
     7.   Issue age
     8.   Residence
     9.   Occupation or occupation class
     10.  Underwriting class (standard, preferred, smoker, nonsmoker)
     11.  Morbidity rating
     12.  Plan of insurance
     13.  Benefit period
     14.  Elimination period
     15.  Base benefit amount issued
     16.  Base benefit amount retained
     17.  Base benefit amount ceded
     18.  Rider type
     19.  Rider benefit amount issued
     20.  Rider benefit amount retained
     21.  Rider benefit amount ceded

     Additionally, the following information must be provided for multilife business:

     22.  Multilife case number
     23.  Premium discount percentage

--------------------------------------------------------------------------------
TREATY #3684     MUNICH AMERICAN REASSURANCE COMPANY

                                                                       EXHIBIT F
                                                                     (CONTINUED)


     24. Additional information may be requested for reinsurance paid on an "as collected" basis
          a.   Earned premiums
          b.   Due and unpaid premiums
          c.   Paid in advance premiums
          d.   Premium paid from date
          e.   Premium paid to date

     CLAIM TRANSACTION REPORTS [QUARTERLY]:

     The Ceding Company agrees to provide the following Policy data in each Claim Transaction Report:

     1.   Insured name
     2.   Insured date of birth
     3.   Claim number
     4.   Policy number
     5.   Policy issue date
     6.   Duration
     7.   Gender
     8.   Issue age
     9.   Residence
     10.  Cause of claim
     11.  Accident or sickness
     12.  Date of claim inception
     13.  Base benefit amount (monthly or other) - total
     14.  Base benefit amount (monthly or other) - retained
     15.  Base benefit amount (monthly or other) - ceded
     16.  Base benefit reinsured claim paid
          a.   Claim paid from date
          b.   Claim paid to date
     17.  Waiver of premium benefit reinsured claim paid
          a.   Claim paid from date
          b.   Claim paid to date
     18.  Rider type
          a.   Rider benefit amount (monthly or other) - total
          b.   Rider benefit amount (monthly or other) - retained
          c.   Rider benefit amount (monthly or other) - ceded
          d.   Rider benefit period
          e.   Rider elimination period
          f.   Rider benefit reinsured claim paid
               i.   Claim paid from date
               ii.  Claim paid to date

--------------------------------------------------------------------------------
TREATY #3684     MUNICH AMERICAN REASSURANCE COMPANY

                                                                       EXHIBIT F
                                                                     (CONTINUED)

     19.  Social insurance supplement benefit reinsured claim paid
          a.   Claim paid from date
          b.   Claim paid to date
     20.  Residual benefit reinsured claim paid
          a.   Claim paid from date
          b.   Claim paid to date
          c.   Residual percentage
     21.  Date of COLA Increase
     22.  COLA percentage

     CLAIM STATUS REPORT [QUARTERLY]

     This periodic report is a summary of all claims with the Reinsurer showing new, open, approved, terminated and pending claims as of the report date and for the applicable reporting period. The report will include basic policy characteristics of each claim similar to items shown in the transaction reports, including but not limited to cause of claim, whether accident or sickness, incurred date, and for claims terminating, the claim termination date and reason for claim termination.

--------------------------------------------------------------------------------
TREATY #3684     MUNICH AMERICAN REASSURANCE COMPANY